Oppenheimer High Yield Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated August 27, 2004,
revised February 3, 2005

This  Statement of Additional  Information  is not a  Prospectus.  This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  August 27,  2004.  It should be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from   the    OppenheimerFunds    Internet   web   site   at
www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..   2

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objectives,  the principal investment policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement  of  Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objectives.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities  will  vary over  time.  The Fund is not  required  to use all of the investment techniques and strategies described below at all times in seeking its goals.  It may use some of the special  investment  techniques and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of  particular  securities  primarily  through  the  exercise  of its own investment analysis. That process may include, among other things, evaluation of the  issuer's  historical  operations,  prospects  for the industry of which the
issuer  is  part,  the  issuer's  financial   condition,   its  pending  product
developments  and  business  (and those of  competitors),  the effect of general market  and  economic  conditions  on the  issuer's  business,  and  legislative proposals that might affect the issuer.

     Additionally,  in analyzing a particular  issuer,  the Manager may consider the trading  activity in the issuer's  securities,  present and anticipated cash flow,  estimated  current  value of its assets in relation  to their  historical cost,  the issuer's  experience  and  managerial  expertise,  responsiveness  to changes in interest  rates and business  conditions,  debt  maturity  schedules, current  and future  borrowing  requirements,  and any  change in the  financial condition  of an issuer and the issuer's  continuing  ability to meet its future obligations.  The  Manager  also may  consider  anticipated  changes in business conditions,  levels of interest rates of bonds as contrasted with levels of cash dividends,  industry and regional prospects,  the availability of new investment opportunities  and the general  economic,  legislative and monetary  outlook for specific industries, the nation and the world.

|X| Debt Securities. The Fund can invest in a variety of debt securities to seek its  objective.  Foreign  debt  securities  are  subject to the risks of foreign securities described below. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or  principal  payments or both as they  become  due.  In general,  lower-grade, higher-yield  bonds  are  subject  to  credit  risk  to a  greater  extent  than lower-yield, higher-quality bonds.

     The Fund's debt investments mainly include high yield, non-investment-grade bonds (commonly referred to as "junk bonds").  Investment-grade  bonds are bonds rated at least "Baa" by Moody's  Investors  Service,  Inc.,  ("Moody's) at least
"BBB" by Standard & Poor's Rating Services  ("Standard & Poor's") or Fitch, Inc.
("Fitch, Inc.") or that have comparable ratings by another nationally-recognized rating organization.

     In making  investments  in debt  securities,  the  Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate  a  security's  credit-worthiness.  If  securities  the  Fund  buys are unrated,  they are  assigned a rating by the  Manager of  comparable  quality to bonds having similar yield and risk characteristics  within a rating category of a rating organization.

     The Fund does not have investment policies  establishing  specific maturity ranges for the Fund's  investments,  and they may be within any  maturity  range
(short,  medium or long)  depending on the  Manager's  evaluation  of investment opportunities available within the debt securities markets. Generally,  however, it is expected that the Fund's  average  portfolio  maturity will be of a longer average  maturity.  The Fund may shift its  investment  focus to  securities  of longer maturity as interest rates decline and to securities of shorter  maturity as interest rates rise.

o Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.
For  example,  an  increase  in general  interest  rates will tend to reduce the market  value of  already-issued  debt  investments,  and a decline  in  general interest rates will tend to increase their value.  In addition,  debt securities with  longer  maturities,  which  tend to have  higher  yields,  are  subject to potentially  greater  fluctuations  in value from changes in interest rates than obligations with shorter maturities.

     While the changes in value of the Fund's  portfolio  securities  after they are  purchased  will be reflected  in the net asset value of the Fund's  shares, those  changes  normally  do not  affect  the  interest  income  paid  by  those securities (unless the security's  interest is paid at a variable rate pegged to particular  interest rate changes).  However,  those price  fluctuations will be reflected in the  valuations  of the  securities,  and  therefore the Fund's net asset values will be affected by those fluctuations.

o Special Risks of Lower-Grade Securities.  The Fund can invest without limit in lower-grade debt  securities,  and the Fund will normally invest at least 80% of its  total  assets  in these  securities  to seek  the  Fund's  main  objective.
Lower-grade  securities  tend to  offer  higher  yields  than  investment  grade securities,  but also are  subject to greater  risks of default by the issuer in its  obligations to pay interest  and/or repay  principal on the maturity of the security.

     "Lower-grade"  debt  securities are those rated below  "investment  grade,"
which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB"
by  Standard  & Poor's  or Fitch,  Inc.,  or  similar  ratings  by other  rating organizations.  If they are unrated,  and are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are considered part of the Fund's portfolio of lower-grade securities.  The Fund can invest in  securities  rated as low as "C" or "D" or which may be in  default at the time the Fund buys them.

     Some of the special  credit risks of  lower-grade  securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay  interest  or to  repay  principal  than  in the  case of  investment  grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall  decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an  increase in interest  rates  could  severely  disrupt the market for high yield bonds,  adversely affecting the values of outstanding bonds as well as the ability of issuers to pay  interest or repay  principal.  In the case of foreign high yield  bonds,  these risks are in  addition to the special  risk of foreign investing  discussed  in the  Prospectus  and in this  Statement  of  Additional
Information.

     To the extent they can be converted into stock,  convertible securities may be less  subject to some of these risks than  non-convertible  high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

     While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or
Fitch,  Inc.  are  investment  grade and are not  regarded as junk bonds,  those
securities  may  be  subject  to  special  risks,   and  have  some  speculative
characteristics.  Definitions  of the debt  security  ratings  categories of the principal rating  organizations  are included in Appendix A to this Statement of
Additional Information.

|X|  Foreign  Securities.  The  percentage  of the  Fund's  assets  that will be allocated  to foreign  securities  will vary over time  depending on a number of factors.  Those  factors  may include  the  relative  yields of foreign and U.S.
securities,  the  economies of foreign  countries,  the condition of a country's financial markets, the interest rate climate of particular foreign countries and the  relationship  of  particular  foreign  currencies to the U.S.  dollar.  The
Manager analyzes fundamental economic criteria (for example,  relative inflation levels and  trends,  growth rate  forecasts,  balance of  payments  status,  and economic policies) as well as technical and political data.

     The Fund can invest up to 100% of its assets in foreign  securities.  While it currently limits  investment in foreign  securities to 25% of its net assets, the Fund expects from time to time to have  substantial  investments  in foreign securities.  These  primarily  will be debt  securities  issued or guaranteed by foreign companies or governments,  including supra-national  entities.  "Foreign securities"  include equity and debt securities of companies organized under the laws of countries  other than the United  States and debt  securities  issued or guaranteed  by  governments  other  than  the  U.S.  government  or  by  foreign supra-national  entities.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations,  because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     Because the Fund can purchase securities denominated in foreign currencies, a change in the value of such  foreign  currency  against  the U.S.  dollar will result  in a  change  in the  amount  of  income  the  Fund  has  available  for distribution.  Because a portion of the Fund's investment income may be received in foreign  currencies,  the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment  income,  which could result in a return of capital to shareholders.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity  to invest in  foreign  issuers  that  appear to offer  high  income potential,  or in foreign  countries with economic  policies or business  cycles different from those of the U.S., or to reduce  fluctuations  in portfolio value by taking advantage of foreign  securities  markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o Foreign Debt  Obligations.  The debt  obligations of foreign  governments  and entities may or may not be supported by the full faith and credit of the foreign government.  The Fund may buy  securities  issued  by  certain  "supra-national"
entities,  which  include  entities  designated or supported by  governments  to
promote   economic   reconstruction   or  development,   international   banking
organizations and related  government  agencies.  Examples are the International
Bank for Reconstruction and Development  (commonly called the "World Bank"), the
Asian Development Bank and the Inter-American Development Bank.

     The   governmental   members   of   these   supra-national   entities   are
"stockholders" that typically make capital contributions and may be committed to make  additional  capital  contributions  if the  entity  is unable to repay its borrowings.  A supra-national  entity's  lending  activities may be limited to a percentage  of its  total  capital,  reserves  and net  income.  There can be no assurance that the constituent  foreign  governments will continue to be able or willing to honor their capitalization commitments for those entities.

     The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt  obligations may be fixed-rate par bonds or  floating-rate  discount bonds.
They are  generally  collateralized  in full as to  repayment  of  principal  at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady  Bonds.  Brady Bonds can be viewed as having  three or four  valuation components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any  uncollateralized  repayment  of  principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

     If  there  is  a  default  on  collateralized   Brady  Bonds  resulting  in
acceleration  of the payment  obligations  of the  issuer,  the zero coupon U.S.
Treasury  securities held as collateral for the payment of principal will not be distributed to investors,  nor will those  obligations be sold to distribute the proceeds.  The collateral will be held by the collateral  agent to the scheduled maturity of the  defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face  amount  of the  collateral  will  equal  the principal  payments  which  would  have then been due on the Brady  Bonds in the normal  course.  Because of the residual  risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of
countries   issuing  Brady  Bonds,   Brady  Bonds  are  considered   speculative
investments.

o Risks of  Foreign  Investing.  Investments  in  foreign  securities  may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

o reduction of income by foreign taxes;

o fluctuation in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

o transaction charges for currency exchange;

o lack of public information about foreign issuers;

o lack of uniform  accounting,  auditing and  financial  reporting  standards in foreign countries comparable to those applicable to domestic issuers;

o less volume on foreign exchanges than on U.S. exchanges;

o greater volatility and less liquidity on foreign markets than in the U.S.;

o less governmental  regulation of foreign issuers,  stock exchanges and brokers than in the U.S.;

o greater difficulties in commencing lawsuits;

o higher brokerage commission rates than in the U.S.;

o increased  risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio securities;

o  possibilities  in some  countries of  expropriation,  confiscatory  taxation, political,  financial or social instability or adverse diplomatic  developments;
and

o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

o Special Risks of Emerging Markets.  Emerging and developing markets abroad may also offer special  opportunities for investing but have greater risks than more developed  foreign  markets,  such as those in Europe,  Canada,  Australia,  New
Zealand and Japan. There may be even less liquidity in their securities markets, and  settlements  of  purchases  and  sales  of  securities  may be  subject  to additional  delays.  They are  subject to greater  risks of  limitations  on the repatriation of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries may also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when  evaluating  securities  in these  markets,  because the selection of those securities must be consistent with the Fund's investment objectives.

|X| Passive  Foreign  Investment  Companies.  Some  securities  of  corporations domiciled  outside  the U.S.  which  the Fund may  purchase,  may be  considered passive foreign  investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth  companies  or  "start-up"  companies.  For  federal tax  purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign personal holding company income within the subpart F provisions defined by IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

     Subject to the limits under the  Investment  Company Act, the Fund may also invest in foreign  mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is  generally  passive  income).  Investing in these types of PFICs may allow  exposure to various  countries  because  some  foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

     In  addition  to bearing  their  proportionate  share of a fund's  expenses
(management fees and operating expenses), shareholders will also indirectly bear similar  expenses  of such  entities.  Additional  risks of  investing  in other investment  companies are described below under  "Investment in Other Investment
Companies."

|X| U.S. Government Securities. These are securities issued or guaranteed by the
U.S.  Treasury or other  government  agencies or  federally-chartered  corporate entities referred to as "instrumentalities."  The obligations of U.S. government agencies  or  instrumentalities  in which the Fund can  invest may or may not be guaranteed  or  supported  by the "full faith and credit" of the United  States.
"Full  faith and  credit"  means  generally  that the  taxing  power of the U.S.
government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United
States,  the owner of the security must look  principally  to the agency issuing the  obligation  for  repayment.  The owner  might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S.  government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

o   Obligations   Issued  or   Guaranteed   by  U.S.   Government   Agencies  or
Instrumentalities.   These  include  direct  obligations  and   mortgage-related
securities  that have different  levels of credit  support from the  government.
Some are supported by the full faith and credit of the U.S. government,  such as
Government  National Mortgage  Association  pass-through  mortgage  certificates
(called "Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S.  Treasury under certain  circumstances,  such as Federal  National
Mortgage  Association  bonds ("Fannie  Maes").  Others are supported only by the credit of the  entity  that  issued  them,  such as Federal  Home Loan  Mortgage
Corporation obligations ("Freddie Macs").

o U.S. Government Mortgage-related  Securities. The Fund can invest in a variety of  mortgage-related  securities that are issued by U.S.  government agencies or instrumentalities, some of which are described below.

o GNMA (Ginnie Mae) Certificates.  The Government National Mortgage  Association
("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development.  GNMA's principal programs involve  its  guarantees  of  privately-issued  securities  backed  by  pools of mortgages.  Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing  Administration or the
Farmers Home Administration or guaranteed by the Veterans Administration.

     The  Ginnie  Maes in which  the Fund  invests  are of the  "fully  modified pass-through" type. They provide that the registered holders of the Certificates will receive  timely  monthly  payments of the pro-rata  share of the  scheduled principal payments on the underlying mortgages, whether or not those amounts are collected  by the  issuers.  Amounts  paid  include,  on a pro rata  basis,  any prepayment  of principal of such  mortgages  and interest  (net of servicing and other  charges) on the aggregate  unpaid  principal  balance of the Ginnie Maes, whether or not the interest on the  underlying  mortgages has been  collected by the issuers.

     The Ginnie Maes  purchased by the Fund are  guaranteed as to timely payment of principal  and interest by GNMA. In giving that  guaranty,  GNMA expects that payments  received  by the  issuers of Ginnie  Macs on account of the  mortgages backing the  Certificates  will be sufficient  to make the required  payments of principal of and interest on those Ginnie Maes.  However,  if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and
GNMA require the issuers to make advances  sufficient  for the payments.  If the issuers fail to make those payments, GNMA will do so.

     Under  federal  law,  the full  faith and  credit of the  United  States is pledged to the payment of all amounts  that may be required to be paid under any guaranty  issued by GNMA as to such mortgage  pools.  An opinion of an Assistant
Attorney General of the United States,  dated December 9, 1969, states that such guaranties  "constitute  general  obligations of the United States backed by its full faith and  credit."  GNMA is  empowered  to borrow  from the United  States
Treasury to the extent  necessary to make any payments of principal and interest required under those guaranties.

     Ginnie  Maes  are  backed  by the  aggregate  indebtedness  secured  by the underlying FHA-insured,  FMHA-insured or VA-guaranteed mortgages.  Except to the extent of payments received by the issuers on account of such mortgages,  Ginnie
Maes do not  constitute a liability of those  issuers,  nor do they evidence any recourse  against those  issuers.  Recourse is solely  against GNMA.  Holders of
Ginnie  Maes  (such as the Fund)  have no  security  interest  in or lien on the underlying mortgages.

     Monthly  payments of principal will be made, and additional  prepayments of principal may be made, to the Fund with respect to the mortgages  underlying the
Ginnie Maes held by the Fund.  All of the mortgages in the pools relating to the
Ginnie  Maes in the Fund are  subject  to  prepayment  without  any  significant premium or penalty,  at the option of the  mortgagors.  While the  mortgages  on
1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to thirty (30) years,  it has been the  experience  of the mortgage  industry that the  average  life of  comparable  mortgages,  as a result of  prepayments, refinancing and payments from foreclosures, is considerably less.

o  Federal  Home  Loan  Mortgage  Corporation  (FHLMC)  Certificates.  FHLMC,  a
corporate  instrumentality  of the  United  States,  issues  FHLMC  Certificates representing  interests in mortgage loans.  FHLMC  guarantees to each registered holder of a FHLMC  Certificate  timely  payment of the  amounts  representing  a holder's proportionate share in:

(i)      interest payments less servicing and guarantee fees,

(ii)     principal prepayments, and

(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal  payments on the mortgage loans in the pool represented by the FHLMC  Certificate,  in each case  whether or not such  amounts are actually received.

     The  obligations of FHLMC under its guarantees  are  obligations  solely of
FHLMC and are not backed by the full faith and credit of the United States.

o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a
federally-chartered   and   privately-owned   corporation,   issues  Fannie  Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each  registered  holder of a Fannie Mae  Certificate  that the  holder  will receive amounts  representing the holder's  proportionate  interest in scheduled principal and interest payments, and any principal prepayments,  on the mortgage loans in the pool represented by such Certificate,  less servicing and guarantee fees, and the holder's  proportionate  interest in the full principal  amount of any  foreclosed or other  liquidated  mortgage  loan. In each case the guarantee applies whether or not those amounts are actually  received.  The obligations of
Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United  States or any of its agencies or instrumentalities other than Fannie Mae.

|X| Preferred  Stocks.  If interest  rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Preferred  stock  may  have  mandatory  sinking  fund  provisions,  as  well  as provisions allowing calls or redemptions prior to maturity,  which also can have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution  of a  corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with the corporation's  debt securities.  Preferred stock generally has a preference over common stock on the distribution  of a  corporation's  assets  in the  event of  liquidation  of the corporation.

Other Investment Techniques and Strategies. In seeking its objectives,  the Fund may from time to time use the types of  investment  strategies  and  investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

|X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets,  typically  accounts  receivable  or consumer  loans.  They are
issued  by  trusts  or  special-purpose   corporations.   They  are  similar  to
mortgage-related securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation  interest in the pools. The pools may  offer a credit  enhancement,  such as a bank  letter of  credit,  to try to reduce the risks that the underlying debtors will not pay their obligations when due.  However,  the enhancement,  if any, might not be for the full par value of the  security.  If the  enhancement  is exhausted  and any required  payments of interest or repayments  of principal are not made,  the Fund could suffer losses on its investment or delays in receiving payment.

     The  value of an  asset-backed  security  is  affected  by  changes  in the market's perception of the asset backing the security,  the  creditworthiness of the  servicing  agent for the loan pool,  the  originator  of the loans,  or the financial institution providing any credit enhancement,  and is also affected if
any  credit   enhancement  has  been  exhausted.   The  risks  of  investing  in
asset-backed  securities are ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security, the Fund would  generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted  average life of asset-backed  securities and may lower  their  return,  in the  same  manner  as in the  case of  mortgage-backed
securities  and  CMOs,  described  below.  Unlike  mortgage-backed   securities,
asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

|X|  Mortgage-Related  Securities.  Mortgage-related  securities  are a form  of derivative  investment  collateralized  by pools of  commercial  or  residential mortgages.  Pools of mortgage  loans are  assembled  as  securities  for sale to investors  by  government  agencies  or entities  or by private  issuers.  These
securities  include  collateralized  mortgage  obligations  ("CMOs"),   mortgage
pass-through securities, stripped mortgage pass-through securities, interests in real  estate  mortgage  investment  conduits  ("REMICs")  and other  real-estate related securities.

     Mortgage-related  securities  that are issued or  guaranteed by agencies or instrumentalities  of the U.S.  government  have  relatively  little credit risk
(depending  on the nature of the issuer) but are subject to interest  rate risks and prepayment risks, as described in the Prospectus.

     As with other debt securities,  the prices of  mortgage-related  securities tend  to  move  inversely  to  changes  in  interest  rates.  The  Fund  can buy mortgage-related  securities  that have  interest  rates that move  inversely to changes in general  interest  rates,  based on a multiple  of a specific  index.
Although the value of a  mortgage-related  security  may decline  when  interest rates rise, the converse is not always the case.

     In periods of declining  interest  rates,  mortgages  are more likely to be prepaid.  Therefore, a mortgage-related  security's maturity can be shortened by unscheduled  prepayments  on  the  underlying  mortgages.  Therefore,  it is not possible to predict  accurately  the  security's  yield.  The principal  that is returned  earlier than expected may have to be  reinvested in other  investments having a lower yield than the prepaid security.  Therefore, these securities may be less  effective  as a means of "locking  in"  attractive  long-term  interest rates,  and they may have less  potential  for  appreciation  during  periods of declining  interest  rates,  than  conventional  bonds  with  comparable  stated
maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn,  this can  affect  the value of the Fund's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the  premium  the Fund  paid may be lost if  there is a  decline  in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were  anticipated,  the Fund may fail to recoup its  initial  investment  on the security.

     During  periods  of  rapidly   rising   interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than  expected  rates.  Slower prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to  fluctuate more widely in response to changes in interest  rates. If the prepayments on the
Fund's  mortgage-related   securities  were  to  decrease  broadly,  the  Fund's
effective  duration,  and  therefore its  sensitivity  to interest rate changes, would increase.

     As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o  Collateralized  Mortgage  Obligations.  CMOs are  multi-class  bonds that are backed by pools of mortgage loans or mortgage  pass-through  certificates.  They may be collateralized by:

(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or
Freddie Mac,

(2) unsecuritized  mortgage loans insured by the Federal Housing  Administration or guaranteed by the Department of Veterans' Affairs,

(3)      unsecuritized conventional mortgages,

(4)      other mortgage-related securities, or

(5)      any combination of these.

     Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity  or final  distribution  date.  Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much earlier than the stated maturity or final  distribution  date. The principal and interest on the underlying  mortgages may be allocated among the several classes of a series of a CMO in  different  ways.  One or more  tranches may have coupon rates that reset  periodically at a specified  increase over an index. These are floating  rate  CMOs,  and  typically  have a cap on the  coupon  rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse  direction to an applicable  index.  The  coupon  rate on these  CMOs will  increase  as  general interest  rates  decrease.  These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

o Forward  Rolls.  The Fund can enter  into  "forward  roll"  transactions  with respect to mortgage-related  securities.  In this type of transaction,  the Fund sells a  mortgage-related  security  to a buyer  and  simultaneously  agrees  to repurchase a similar  security  (the same type of security,  and having the same coupon and  maturity) at a later date at a set price.  The  securities  that are repurchased  will have the same interest rate as the  securities  that are sold, but  typically  will be  collateralized  by different  pools of mortgages  (with different  prepayment  histories)  than the  securities  that  have  been  sold.
Proceeds  from  the  sale  are  invested  in  short-term  instruments,  such  as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction,  are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase  price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled  to receive  interest  and  principal payments on the  securities  that have been sold. It is possible that the market value of the  securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

o Floating Rate and Variable Rate  Obligations.  Variable rate  obligations  can have a demand  feature  that  allows  the Fund to tender the  obligation  to the issuer or a third  party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is adjusted  automatically according to a stated  prevailing  market rate, such as a bank's prime rate, the ninety-one  (91) day U.S.  Treasury  Bill  rate,  or some  other  standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted.
The  interest  rate on a  variable  rate  demand  note is also based on a stated
prevailing  market rate but is adjusted  automatically  at specified  intervals.
Generally,  the  changes  in the  interest  rate on such  securities  reduce the fluctuation in their market value.  As interest rates decrease or increase,  the potential  for  capital  appreciation  or  depreciation  is less  than  that for fixed-rate  obligations of the same maturity.  The Manager may determine that an unrated  floating  rate or  variable  rate  demand  obligation  meets the Fund's quality  standards  by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have  features  that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period,  to prepay the  outstanding  principal  amount of the note plus  accrued interest.  Generally the issuer must provide a specified  number of days' notice to the holder.

|X|  Participation  Interests.  The Fund can invest in participation  interests, subject to the Fund's  limitation  on  investments  in illiquid  investments.  A participation  interest is an  undivided  interest in a loan made by the issuing financial  institution in the proportion that the buyers participation  interest bears to the total principal  amount of the loan. Not more than 5% of the Fund's net assets can be invested in participation  interests of the same borrower. The issuing  financial  institution may have no obligation to the Fund other than to pay the Fund the proportionate  amount of the principal and interest payments it receives.

     Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation,  which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower  may have  difficulty making  payments.  If a borrower  fails to pay  scheduled  interest or principal payments, the Fund could experience a reduction in its income. The value of that participation  interest  might also  decline,  which could  affect the net asset value of the  Fund's  shares.  If the  issuing  financial  institution  fails to perform its obligations under the participation  agreement, the Fund might incur costs and delays in  realizing  payment  and suffer a loss of  principal  and/or interest.

|X| Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the
Fund traded its portfolio  securities  during its last fiscal year. For example, if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will  fluctuate from year to year, and the Fund may have a portfolio  turnover rate of more than
100% annually.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce  performance).  Additionally,  the  realization  of capital gains from selling  portfolio  securities may result in distributions of taxable  long-term  capital gains to shareholders,  since the Fund will normally distribute  all of its capital  gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

|X| "When-Issued" and  "Delayed-Delivery"  Transactions.  The Fund may invest in securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"delayed-delivery"   (or    "forward-commitment")    basis.    When-issued   and
delayed-delivery  are terms that refer to  securities  whose terms and indenture are  available  and for which a market  exists,  but which are not available for immediate delivery.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and  payment  for the  securities  normally  take  place  at a later  date.  The securities  are subject to change in value from market  fluctuations  during the period  until  settlement.  The value at delivery  may be less than the purchase price.  For example,  changes in interest  rates in a direction  other than that expected  by the  Manager  before  settlement  will  affect  the  value  of such securities and may cause a loss to the Fund.  During the period between purchase and  settlement,  no payment  is made by the Fund to the issuer and no  interest accrues  to the Fund from the  investment  until it  receives  the  security  at settlement.

     The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation.  When  the  Fund  enters  into  a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options  contracts it has entered  into,  and not for the purpose of  investment leverage.  Although  the Fund will enter into  delayed-delivery  or  when-issued purchase  transactions  to acquire  securities,  it may dispose of a  commitment prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to  dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify  on its books  liquid  assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

     When issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X| Repurchase Agreements. The Fund can acquire securities subject to repurchase
agreements.   It  might  do  so  for  liquidity  purposes  to  meet  anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven (7) days.  There is no limit on the amount of the Fund's net assets  that may be subject to  repurchase agreements having maturities of seven (7) days or less.

     Repurchase agreements,  considered "loans" under the Investment Company Act of 1940 (the  "Investment  Company Act"), are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase  agreement is in effect,  the value of the  collateral  must equal or exceed the repurchase  price to fully  collateralize  the repayment  obligation.
However,  if the vendor fails to pay the resale price on the delivery  date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any  delay in its  ability  to do so.  The  Manager  will  monitor  the vendor's  creditworthiness  to confirm that the vendor is financially  sound and will continuously monitor the collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  agreement  accounts.  These  balances  are  invested  in one or more repurchase agreements,  secured by U.S. government  securities.  Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the  collateral be sufficient to cover  payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

|X|  Illiquid and  Restricted  Securities.  Under the  policies  and  procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven (7) days and  participation  interests  that do not have puts  exercisable within seven (7) days.

|X| Investments in Other Equity Securities.  The Fund can invest limited amounts of its assets in securities other than debt securities,  including certain types of equity securities of both foreign and U.S. companies. Those equity securities include preferred stocks (described above),  common stocks, rights and warrants, and securities  convertible into common stock.  Certain equity securities may be selected because they may provide dividend income.

o Convertible  Securities.  While some convertible securities are a form of debt security,  in some cases their  conversion  feature  (allowing  conversion  into
equity   securities)   causes  the  Manager  to  regard  them  more  as  "equity
equivalents." In those cases the rating assigned to the security has less impact on the  Manager's  investment  decision with respect to them than in the case of non-convertible debt fixed income securities. Convertible securities are subject
to  the  credit  risks  and  interest  rate  risks   described  above  in  "Debt
Securities."

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1) whether,  at the option of the  investor,  the  convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,

(2) whether the issuer of the  convertible  securities has restated its earnings per share of common stock on a fully  diluted basis  (considering  the effect of conversion of the convertible securities), and

(3) the extent to which the  convertible  security  may be a  defensive  "equity substitute,"  providing the ability to  participate in any  appreciation  in the price of the issuer's common stock.

o Rights  and  Warrants.  Warrants  basically  are  options to  purchase  equity securities at specific prices valid for a specific period of time.  Their prices do not  necessarily  move parallel to the prices of the  underlying  securities.
Rights are similar to  warrants,  but  normally  have a short  duration  and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the  issuer.  The Fund does not expect  that it will have  significant investments in warrants and rights.

|X| Investment in Other  Investment  Companies.  The Fund can also invest in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company Act that apply to those types of  investments,  and the following  additional  limitation:  the Fund cannot invest in the  securities of other registered  investment  companies or registered unit investment  trusts in reliance  on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
Company Act. For example,  the Fund can invest in  exchange-traded  Funds, which are  typically  open-end  funds or unit  investment  trusts,  listed  on a stock exchange.  The Fund might do so as a way of gaining  exposure to the segments of the equity or fixed-income  markets  represented by the  exchange-traded  Funds'
portfolio,  at  times  when  the  Fund  may not be able to buy  those  portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

|X| Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers,  dealers and other  financial  institutions  pursuant to the Securities
Lending  Agreement (the  "Securities  Lending  Agreement") with JP Morgan Chase, subject  to the  restrictions  stated in the  Prospectus.  Under the  Securities
Lending Agreement and applicable  regulatory  requirements (which are subject to change),  the loan  collateral  must, on each business day, be at least equal to the value of the loaned  securities  and must  consist of cash,  bank letters of
credit   or   securities   of  the  U.S.   Government   (or  its   agencies   or
instrumentalities),  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay to JP Morgan Chase, as agent,  amounts demanded by the Fund if the demand meets the  terms of the  letter.  Such  terms of the  letter  of credit  and the issuing bank must be satisfactory to JP Morgan Chase and the Fund. The Fund will receive,  pursuant to the Securities  Lending  Agreement,  80% of all annual net
income  (i.e.,  net  of  rebates  to  the  Borrower)  from  securities   lending
transactions.  JP  Morgan  Chase  has  agreed,  in  general,  to  guarantee  the obligations of borrowers to return loaned  securities and to be responsible  for expenses relating to securities lending. The Fund will be responsible,  however, for risks associated with the investment of cash collateral,  including the risk that the issuer of the security in which the cash  collateral  has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan
Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable  tests under the Internal  Revenue Code and permit the Fund to reacquire loaned  securities on five business days' notice or in time to vote on any  important  matter.  The Fund  will  lend  its  portfolio  securities  in conformity  with the Fund's  Securities  Lending  Guidelines,  as adopted by the
Fund's Board.

|X| Derivatives.  The Fund can invest in a variety of derivative  investments to seek income or for hedging  purposes.  Some derivative  investments the Fund can use are the hedging instruments  described below in this Statement of Additional
Information.

     Among the derivative  investments the Fund can invest in are "index-linked"
or "currency-linked"  notes.  Principal and/or interest payments on index-linked notes  depend  on  the  performance  of an  underlying  index.  Currency-indexed securities are typically short-term or intermediate-term debt securities.  Their value at  maturity or the rates at which they pay income are  determined  by the change in value of the U.S. dollar against one or more foreign  currencies or an index. In some cases,  these securities may pay an amount at maturity based on a multiple of the amount of the relative  currency  movements.  This type of index security offers the potential for increased income or principal  payments but at a greater  risk of loss than a typical  debt  security of the same  maturity and credit quality.

     Other  derivative  investments the Fund can use include "debt  exchangeable for common stock" of an issuer or "equity-linked  debt securities" of an issuer.
At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.  Certain derivative  investments  the  Fund can use will  require  the Fund to  segregate liquid assets to enable the Fund to satisfy its obligations.

o Credit  Derivatives.  The Fund may  enter  into  credit  default  swaps,  both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"),  to protect against the risk that a security will  default.  Unfunded  and  funded  credit  default  swaps may be on a single security,  or on a basket of  securities.  The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short  position  in the  credit  default  swap (also  known as "buying  credit protection"),  or may take a long position in the credit default swap note (also known as "selling credit protection").

     The  Fund  would  take a short  position  in a  credit  default  swap  (the
"unfunded  swap")  against a long  portfolio  position to  decrease  exposure to specific  high yield  issuers.  If the short  credit  default  swap is against a corporate issue, the Fund must own that corporate issue.  However,  if the short credit default swap is against sovereign debt, the Fund may own either:  (i) the reference obligation,  (ii) any sovereign debt of that foreign country, or (iii)
sovereign debt of any country that the Manager  determines is closely correlated as an inexact bona fide hedge.

     If the Fund takes a short  position in the credit default swap, if there is a credit  event  (including  bankruptcy,  failure  to  timely  pay  interest  or principal,  or a  restructuring),  the Fund will deliver the defaulted bonds and the swap  counterparty  will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the  swap is on a basket  of  securities,  the  notional  amount  of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     Taking a long  position in the credit  default swap note (i.e.,  purchasing the "funded  swap") would  increase the Fund's  exposure to specific  high yield corporate issuers. The goal would be to increase liquidity in that market sector via  the  swap  note  and its  associated  increase  in the  number  of  trading
instruments,   the   number  and  type  of  market   participants,   and  market
capitalization.

     If the Fund takes a long position in the credit default swap note, if there is a credit  event  the Fund  will pay the par  amount of the bonds and the swap counterparty  will deliver the bonds.  If the swap is on a basket of securities, the  notional  amount of the swap is reduced by the par amount of the  defaulted bond, and the fixed payments are then made on the reduced notional amount.

     The Fund will  invest no more than 25 % of its total  assets in  "unfunded"
credit default  swaps.  The Fund will limit its  investments in "funded"  credit default swap notes to no more than 10% of its total assets.

     Other risks of credit  default  swaps include the cost of paying for credit protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to fund the delivery  obligation  (either cash or the defaulted bonds,  depending on whether the Fund is long or short the swap, respectively).

|X| Hedging.  Although the Fund does not anticipate the extensive use of hedging instruments,  the Fund can use hedging  instruments.  It is not obligated to use them in seeking its  objective.  To attempt to protect  against  declines in the market value of the Fund's  portfolio,  to permit the Fund to retain  unrealized gains  in the  value  of  portfolio  securities  that  have  appreciated,  or to facilitate selling securities for investment reasons, the Fund could:

o        sell futures contracts,

o        buy puts on such futures or on securities, or

o write covered  calls on securities or futures.  Covered calls may also be used to  increase  the  Fund's  income,  but the  Manager  does not  expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

     The Fund's  strategy of hedging with futures and options on futures will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o  Futures.  The  Fund  can buy and  sell an  individual  stock  ("single  stock futures"),  futures contracts that relate to debt securities (these are referred to as "interest rate futures"),  broadly-based  securities  indices (stock index futures  and bond  index  futures),  foreign  currencies,  and  commodities.  An interest rate future obligates the seller to deliver (and the purchaser to take)
cash or a specified  type of debt  security  to settle the futures  transaction.
Either  party  could  also enter into an  offsetting  contract  to close out the position.

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the securities  included  in the index and its value  fluctuates  in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly.  Bond index futures are similar  contracts based on the future value of the basket of  securities  that  comprise  the index.  These  contracts obligate the seller to deliver,  and the  purchaser to take,  cash to settle the futures transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures may be based upon commodities  within five (5) main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;  (3)  agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead, nickel, tin and zinc; and (5)
precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and futures on commodity  indices with respect to these five (5) main  commodity groups and the individual  commodities within each group, as well as other types of commodities.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

o Put  and  Call  Options.  The  Fund  can  buy  and  sell  exchange-traded  and over-the-counter  put options  ("puts")  and call options  ("calls"),  including index options,  securities  options,  currency options,  commodities options and options on futures.

o Writing Covered Call Options. The Fund may write (that is, sell) covered calls on equity and debt securities,  interest rate futures and foreign currencies. If the Fund sells a call option,  it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for calls on futures and indices,  the call must be covered by  segregating  liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's  total  assets  that may be subject to covered calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specific  multiple that  determines  the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the Fund would keep the cash premium .

     The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian,  will act as the Fund's escrow agent,  through the  facilities of the
Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as  to  other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  segregating  an equivalent dollar amount of liquid assets as identified on the Fund's books. The
Fund will  segregate  additional  liquid  assets if the value of the  segregated assets  drops  below 100% of the current  value of the  future.  Because of this segregation  requirement,  in no  circumstances  would the Fund's  receipt of an exercise  notice  as to that  future  require  the  Fund to  deliver  a  futures contract.  It would simply put the Fund in a short  futures  position,  which is permitted by the Fund's hedging policies.

o  Writing  Put  Options.  The Fund can sell  put  options  on debt  securities, broadly-based  securities  indices,  futures, or foreign currency options. A put option on securities  gives the purchaser the right to sell,  and the writer the obligation to buy, the  underlying  investment at the exercise  price during the option period.  A put written on debt  securities  must be covered by segregated liquid  assets and the Fund cannot write puts if, as a result,  more than 50% of the Fund's net  assets  would be  required  to be  segregated  to cover such put options.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

     If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the Fund must  fulfill its  obligation  to purchase  the  underlying investment  at the exercise  price.  That price will  usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying  securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

o  Purchasing  Puts and  Calls.  The Fund can  purchase  puts and  calls on debt securities, foreign currencies or futures. When the Fund buys a call (other than in a closing  purchase  transaction),  it pays a premium.  The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

     The Fund  benefits  only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its expiration date.  In that case the Fund will  have paid the  premium  but lost the right to purchase the underlying investment.

     The Fund can buy puts  whether  or not it owns the  underlying  investment.
When the Fund  purchases  a put,  it pays a  premium  and,  except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

     Buying a put on an investment  the Fund does not own (such as an index or a future)  permits  the Fund  either  to resell  the put or to buy the  underlying investment  and sell it at the  exercise  price.  The  resale  price  will  vary inversely to the price of the underlying investment.  If the market price of the underlying  investment is above the exercise price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

     Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the  over-the-counter  markets or are quoted by major  recognized  dealers in such  options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration  (or it can do so for  additional  cash  consideration  held  in a segregated  account by its custodian  bank) upon conversion or exchange of other foreign currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances,  the Fund covers the option by maintaining cash, U.S.  government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated  account with the Fund's custodian bank.

o Risks of Hedging  with  Options and  Futures.  The use of hedging  instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments  in a short  hedge,  the market may advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

o Forward Contracts.  Forward contracts are foreign currency exchange contracts.
They are used to buy or sell  foreign  currency  for future  delivery at a fixed price.  The Fund can use them to "lock in" the U.S.  dollar  price of a security denominated  in a  foreign  currency  that the Fund has  bought  or sold,  or to protect against  possible losses from changes in the relative values of the U.S.
dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange  contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund can also use  "cross-hedging"  where the Fund hedges against changes in currencies  other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short  positions in these cases by  identifying  on its books  assets  having a value  equal to the  aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not  enter  into  forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

o Interest  Rate Swap  Transactions.  The Fund can enter into interest rate swap agreements.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might  swap the right to  receive  floating  rate  payments  for fixed rate payments.  The Fund will not enter into  swaps with  respect to more than 25% of its total assets.  Also, the Fund will identify on its books liquid assets (such as cash or U.S.  government  securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     Swap agreements  entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the  Fund  under a swap  agreement  will be  greater  than  the  payments  it received.  Credit risk arises from the possibility  that the  counterparty  will default. If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The
Manager  will  monitor  the  creditworthiness  of  counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can  enter  into swap  transactions  with  certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral  agreement.  If amounts are payable on a  particular  date in the same currency in respect of one or more swap transactions, the amount payable on that date in that  currency  shall be the net amount.  In  addition,  the master netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty  can terminate all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference  to the  average  cost of a replacement  swap for each swap. It is measured by the  mark-to-market  value at the time of the  termination of each swap. The gains and losses on all swaps are then netted, and the result is the  counterparty's  gain or loss on termination.
The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o Swaption Transactions.  The Fund may enter into a swaption transaction,  which is a contract  that  grants the holder,  in return for  payment of the  purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest  rate swap at a preset rate within a specified  period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of  unfavorable  changes in the preset rate on the underlying interest  rate swap.  Unrealized  gains/losses  on  swaptions  are  reflected in investment  assets  and  investment  liabilities  in  the  Fund's  statement  of financial condition.

o Regulatory  Aspects of Hedging  Instruments.  The Commodities  Futures Trading
Commission (the "CFTC")  recently  eliminated  limitations on futures trading by
certain  regulated  entities  including  registered   investment  companies  and
consequently  registered  investment  companies may engage in unlimited  futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this statement of additional information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  adviser as the Fund (or an adviser  that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily  marketable  short-term  debt  instruments in an amount equal to the market  value of the  securities  underlying  the future,  less the margin deposit applicable to it.

o Tax Aspects of Certain Hedging Instruments.  Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section  1256  contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are  characterized  as 60% long-term and 40%  short-term  capital gains or losses  under  the  Code.  However,  foreign  currency  gains or losses arising from Section 1256  contracts  that are forward  contracts  generally are treated as ordinary income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These  contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment  company  distributions and for other purposes under rules prescribed pursuant to the Internal  Revenue  Code.  An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

(1) gains or losses  attributable  to  fluctuations in exchange rates that occur between  the time the Fund  accrues  interest  or other  receivables  or accrues expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such receivables or pays such liabilities, and

(2)  gains or  losses  attributable  to  fluctuations  in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X| Temporary  Defensive and Interim  Investments.  When market  conditions  are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for  defensive purposes.  The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the  redemption of Fund shares,  or to hold while waiting to reinvest  cash  received  from the sale of other  portfolio  securities.  The
Fund's  temporary  defensive  investments  can include the following  short-term
(maturing in one (1) year or less) dollar-denominated debt obligations:

o  obligations   issued  or   guaranteed   by  the  U.  S.   government  or  its
instrumentalities or agencies,

o commercial paper (short-term, unsecured promissory notes) rated in the highest rating category by an established rating organization,

o debt  obligations  of domestic  or foreign  corporate  issuers  rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's,

o certificates of deposit and bankers'  acceptances and other bank  obligations,
and

o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its investments  that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the
Investment  Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o 67% or more of the shares  present or  represented  by proxy at a  shareholder meeting,  if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or

o more than 50% of the outstanding shares.

     The Fund's investment  objectives are a fundamental policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's most significant  investment  policies are described in the Prospectus.

|X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would  then  own  more  than 10% of that  issuer's  voting  securities.  That restriction  applies to 75% of the Fund's total assets. The limit does not apply to  securities  issued  by  the  U.S.  government  or any  of  its  agencies  or instrumentalities or securities of other investment companies.

o The Fund cannot  invest 25% or more of its total  assets in any one  industry.
That  limit  does not  apply to  securities  issued  or  guaranteed  by the U.S.
government or its agencies and instrumentalities.  Under this policy,  utilities are divided  into  "industries"  according  to the  services  they  provide (for example,  gas,  gas  transmission,  electric  and  telephone  utilities  will be considered to be in separate industries).

o The Fund  cannot  borrow  money in excess of 33-1/3% of the value of its total assets.  The  Fund may only  borrow  from  banks  and/or  affiliated  investment companies.  The Fund  cannot  make any  investment  at a time  during  which its borrowings  exceed  5% of  the  value  of  its  assets.  With  respect  to  this fundamental  policy,  the Fund can borrow  only if it  maintains a 300% ratio of assets to  borrowings  at all times in the  manner  set forth in the  Investment
Company Act.

o The Fund  cannot  make loans  except (a) through  lending of  securities,  (b)
through the purchase of debt  instruments or similar  evidences of indebtedness,
(c) through an inter-fund  lending program with other affiliated  funds, and (d)
through repurchase agreements.

o The Fund cannot  invest in real estate.  However,  the Fund can purchase  debt securities  secured by real estate or  interests  in real  estate,  or issued by companies,  including real estate investment trusts,  that invest in real estate or interests in real estate.

o The Fund cannot invest in commodities  or commodity  contracts.  However,  the
Fund may buy and sell any of the  hedging  instruments  permitted  by its  other investment  policies,  whether or not the hedging  instrument  is  considered  a commodity or commodity contract.

o The Fund cannot  underwrite  securities  issued by other persons.  A permitted exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot issue "senior securities",  but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin,  collateral  or escrow  arrangements  are  established,  to cover the related  obligations.  Examples of those  activities  include  borrowing  money,
delayed-delivery   and  when-issued   arrangements   for  portfolio   securities
transactions,  and contracts to buy or sell  derivatives,  hedging  instruments, options or futures.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund  makes an  investment  (except  in the case of  borrowing  and investments in illiquid  securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to concentrate its  investments,  the
Fund has adopted the  industry  classifications  set forth in Appendix B to this
Statement of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization  and  History.  The  Fund is an  open-end,  diversified  management investment  company with an unlimited number of authorized  shares of beneficial interest.  The Fund was  originally  incorporated  in  Maryland  in 1978 but was reorganized as a Massachusetts business trust in 1986.

     The Fund is  governed  by a Board of  Trustees,  which is  responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the Manager.

|X|  Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may elect to purchase Class Y shares. Each class of shares:

o        has its own dividends and distributions,

o        pays certain expenses which may be different for the different classes,

o        may have a different net asset value,

o may have separate voting rights on matters in which interests of one class are different from interests of another class, and

o        votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required  to  hold,  and  does not plan to  hold,  regular  annual  meetings  of shareholders,  but may do so from  time to  time on  important  matters  or when required  to do so by the  Investment  Company  Act  or  other  applicable  law.
Shareholders have the right, upon a vote or declaration in writing of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee  or to take  other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an  express  disclaimer  of  shareholder  or  Trustee  liability  for the Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's  property for any shareholder  held personally  liable for its obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or
obligation   of  the  Fund  and  shall  satisfy  any  judgment  on  that  claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

Board of Trustees and Oversight  Committees.  The Fund is governed by a Board of
Trustees,  which is responsible  for  protecting  the interests of  shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees  has an Audit  Committee,  a Review  Committee  and a
Governance  Committee.  The Audit  Committee is comprised  solely of Independent
Trustees.  The members of the Audit Committee are Edward L. Cameron  (Chairman),
George C.  Bowen,  Robert J.  Malone  and F.  William  Marshall,  Jr.  The Audit
Committee  held six  meetings  during the fiscal year ended June 30,  2004.  The
Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.  Other main functions of the Audit Committee include,  but are not  limited  to:  (i)  reviewing  the  scope and  results  of financial  statement audits and the audit fees charged;  (ii) reviewing  reports from the Fund's independent  auditors  regarding the Fund's internal  accounting procedures and controls;  (iii) review reports from the Manager's Internal Audit
Department; (iv) maintaining a separate line of communication between the Fund's independent  auditors and its Independent  Trustees;  and (v) exercise all other functions outlined in the Audit Committee Charter,  including but not limited to
reviewing  the  independence  of  the  Fund's   independent   auditors  and  the
pre-approval  of the  performance  by the  Fund's  independent  auditors  of any non-audit  service,  including  tax  service,  for the Fund and the  Manager and certain  affiliates of the Manager that is not prohibited by the  Sarbanes-Oxley
Act.

     The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman, and Beverly Hamilton. The Review Committee held six meetings during the fiscal year ended June 30, 2004.  Among other  functions,  the Review
Committee reviews reports and makes  recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer  agent and the Manager.  The Review  Committee  also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

     The  members of the  Governance  Committee  are Robert  Malone  (Chairman),
William Armstrong,  Beverly Hamilton and F. William Marshall, Jr. Each member of the Committee is independent,  meaning each person is not an "interested person"
as  defined  in  the  Investment  Company  Act.  The  Governance  Committee  was
established  in August  2004 and did not hold any  meetings  during  the  Fund's fiscal  year ended June 30,  2004.  The  Governance  Committee  is  expected  to consider general governance matters, including a formal process for shareholders to send  communications  to the Board and the  qualifications  of candidates for
board  positions  including   consideration  of  any  candidate  recommended  by
shareholders.

     The  Governance  Committee has not yet adopted a charter,  but  anticipates that  it  will  do so by the  end of  this  calendar  year.  The  Committee  has temporarily  adopted  the  process  previously  adopted  by the Audit  Committee regarding shareholder  submission of nominees for board positions.  Shareholders may submit names of individuals,  accompanied by complete and properly supported
resumes,   for  the  Governance   Committee's   consideration  by  mailing  such
information  to the  Committee in care of the Fund.  The  Committee may consider such  persons  at such  time as it  meets to  consider  possible  nominees.  The
Committee,  however,  reserves solo  discretion to determine the  candidates for trustees and independent  trustees to recommend to the Board and/or shareholders and may identify  candidates  other than those  submitted by  Shareholders.  The
Committee  may,  but need not,  consider  the advice and  recommendation  of the
Manager and its  affiliates  in  selecting  nominees.  The full Board elects new trustees except for those instances when a shareholder vote is required.

     Shareholders  who  desire  to  communicate  with the Board  should  address correspondence  to the Board as an individual  Board member and may submit their correspondence  electronically  at  www.opppenheimerfunds.com  under the caption
"contact  us" or by  mail to the  Fund  at the  address  above.  The  Governance
Committee  will consider if a different  process  should be  recommended  to the
Board.

Trustees and Officers of the Fund.  Except for Mr. Murphy,  each of the Trustees are  "Independent  Trustees" under the Investment  Company Act. Mr. Murphy is an
"Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent  company.  Mr.  Murphy  was  elected  as a  Trustee  of the Fund with the understanding  that in the event he ceases to be the chief executive  officer of the  Manager,  he will  resign as a trustee  of the Fund and the other  Board II
Funds (defined below) for which he is a trustee or director.

     The Fund's Trustees and officers and their positions held with the Fund and length of  service  in such  position(s)  and their  principal  occupations  and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees  or  directors  of the  following  Oppenheimer  funds  (except  for Ms.
Hamilton and Mr.  Malone,  who are not Trustees of Oppenheimer  Senior  Floating
Rate Fund) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves               Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund        Oppenheimer Real Asset Fund
Oppenheimer Capital Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.           Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund             Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund     Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.        Centennial America Fund, L. P.
Oppenheimer Main Street Opportunity Fund   Centennial California Tax Exempt Trust
Oppenheimer Main Street Small Cap Fund     Centennial Government Trust
Oppenheimer Municipal Fund                 Centennial Money Market Trust
Oppenheimer Principal Protected Trust      Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust II   Centennial Tax Exempt Trust

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without  sales  charge.  The sales charges on Class A shares is waived for
that  group  because  of  the  economies  of  sales  efforts   realized  by  the
Distributor.

     Messrs.  Gillespie,  Miao,  Murphy,   Kourkoulakos,   Petersen,   Vandehey,
Vottiero,  Wixted and Zack,  and Mses.  Bloomberg and Ives , who are officers of the Fund, respectively hold the same offices with one or more of the other Board
II Funds as with the Fund.  As of July 30, 2004 the Trustees and officers of the
Fund, as a group,  owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee  benefit plan for employees of the Manager,  other than the shares  beneficially  owned under that plan by the officers of the Fund listed above. In addition,  each Independent Trustee (and their immediate family members) do not own securities of either the Manager or Distributor of the Board
II Funds or any person  directly or  indirectly  controlling,  controlled  by or under common control with the Manager or Distributor.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in Any
                                                                                           of Shares       of the
Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee ;          Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------
                                                                                               As of December 31, 2003
------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
William L. Armstrong,          Chairman  of  the  following   private   mortgage  banking  $0              Over $100,000
Chairman of the Board since    companies:  Cherry Creek  Mortgage  Company  (since 1991),
2003 and Trustee since 1999    Centennial  State Mortgage  Company  (since 1994),  The El
Age: 67                        Paso Mortgage  Company (since 1993),  Transland  Financial
                               Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency) (since 1995),  Ambassador  Media  Corporation  and
                               Broadway   Ventures   (since  1984);  a  director  of  the
                               following public  companies:  Helmerich & Payne, Inc. (oil and gas  drilling/production  company)  (since  1992)  and
                               UNUMProvident   (insurance   company)  (since  1991).  Mr.
                               Armstrong  is also a  Director/Trustee  of Campus  Crusade
                               for  Christ  and  the  Bradley   Foundation.   Formerly  a
                               director of the following:  Storage Technology Corporation
                               (a    publicly-held     computer     equipment    company)
                               (1991-February    2003),    and    International    Family
                               Entertainment  (television channel) (1992-1997),  Frontier
                               Real  Estate,  Inc.  (residential  real estate  brokerage)
                               (1994-1999),  and Frontier Title (title insurance  agency)
                               (1995-June  1999); a U.S.  Senator  (January  1979-January
                               1991).  Oversees  38  portfolios  in the  OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Robert G. Avis,                Formerly,  Director and President of A.G. Edwards Capital,  $0              Over $100,000
Trustee since 1990             Inc.  (General  Partner of private  equity  funds)  (until
Age: 73                        February  2001);  Chairman,  President and Chief Executive
                               Officer of A.G. Edwards Capital,  Inc. (until March 2000);
                               Vice Chairman and Director of A.G. Edwards,  Inc. and Vice
                               Chairman  of A.G.  Edwards  & Sons,  Inc.  (its  brokerage company  subsidiary) (until March 1999);  Chairman of A.G.
                               Edwards   Trust  Company  and  A.G.E.   Asset   Management
                               (investment  advisor)  (until March 1999);  and a Director
                               (until  March  2000)  of  A.G.  Edwards  & Sons  and  A.G.
                               Edwards  Trust  Company.  Oversees  38  portfolios  in the
                               OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
George C. Bowen,               Formerly  Assistant  Secretary  and a  director  (December  $10,001 -       Over $100,000
Trustee since 1998             1991-April    1999)   of   Centennial   Asset   Management  $50,000
Age: 68                        Corporation;  President,  Treasurer  and a director  (June
                               1989-April 1999) of Centennial Capital Corporation;  Chief
                               Executive Officer and a director of MultiSource  Services,
                               Inc. (March 1996-April  1999).  Until April 1999 Mr. Bowen
                               held  several   positions  in   subsidiary  or  affiliated
                               companies of the Manager.  Oversees 38  portfolios  in the
                               OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Edward L. Cameron,             A  member  of The  Life  Guard  of  Mount  Vernon,  George  $10,001 -       $50,001 -
Trustee since 2000             Washington's  home (since June  2000).  Formerly  Director  $50,000         $100,000
Age: 66                        (March   2001-May  2002)  of  Genetic  ID,  Inc.  and  its
                               subsidiaries  (a  privately  held  biotech   company);   a
                               partner (July 1974-June 1999) with  PricewaterhouseCoopers
                               LLP (an accounting  firm);  and Chairman  (July  1994-June
                               1998)   of  Price   Waterhouse   LLP   Global   Investment
                               Management   Industry   Services   Group.    Oversees   38
                               portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Jon S. Fossel,                 Director  (since  February  1998)  of Rocky  Mountain  Elk  $0              Over $100,000
Trustee since 1990             Foundation  (a  not-for-profit   foundation);  a  director
Age: 62                        (since 1997) of Putnam Lovell Finance  (finance  company);
                               a  director  (since  June  2002)  of   UNUMProvident   (an
                               insurance   company).   Formerly   a   director   (October
                               1999-October  2003) of P.R.  Pharmaceuticals  (a privately held  company);  Chairman  and a director  (until  October
                               1996) and President  and Chief  Executive  Officer  (until
                               October 1995) of the Manager;  President,  Chief Executive
                               Officer   and  a   director   (until   October   1995)  of
                               Oppenheimer Acquisition Corp.,  Shareholders Services Inc.
                               and  Shareholder  Financial  Services,  Inc.  Oversees  38
                               portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Sam Freedman,                  Director of Colorado Uplift (a non-profit  charity) (since  $50,001 -       Over $100,000
Trustee since 1996             September   1984).   Formerly  (until  October  1994)  Mr.  $100,000
Age: 64                        Freedman   held  several   positions  in   subsidiary   or
                               affiliated   companies   of  the   Manager.   Oversees  38
                               portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Beverly L. Hamilton,           Trustee of Monterey  International Studies (an educational  $0              $50,001 -
Trustee since 2002             organization)  (since  February  2000);  a director of The                  $100,000
Age: 58                        California   Endowment  (a   philanthropic   organization)
                               (since April 2002) and of  Community  Hospital of Monterey
                               Peninsula   (educational   organization)  (since  February
                               2002);  a  director  of  America  Funds  Emerging  Markets
                               Growth Fund (since October 1991) (an investment  company);
                               an advisor to Credit Suisse First Boston's  Sprout venture capital  unit.  Mrs.  Hamilton  also  is a  member  of the investment  committees of the  Rockefeller  Foundation and of  the  University  of  Michigan.  Formerly,  Trustee  of
                               MassMutual   Institutional   Funds  (open-end   investment
                               company)   (1996-May  2004);  a  director  of  MML  Series
                               Investment  Fund (April  1989-May  2004) and MML  Services
                               (April 1987-May 2004)  (investment  companies);  member of
                               the   investment   committee   (2000-2003)   of   Hartford
                               Hospital;  an advisor (2000-2003) to Unilever  (Holland)'s pension fund; and President (February  1991-April 2000) of
                               ARCO   Investment   Management   Company.    Oversees   37
                               portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Robert J. Malone,              Chairman,  Chief Executive  Officer and Director of Steele  $0              Over $100,000
Trustee since 2002             Street State Bank (a  commercial  banking  entity)  (since
Age: 60                        August  2003);  director of Colorado  UpLIFT (a non-profit organization)  (since 1986);  trustee  (since 2000) of the
                               Gallagher  Family  Foundation  (non-profit  organization).
                               Formerly,  Chairman of U.S. Bank-Colorado (a subsidiary of
                               U.S. Bancorp and formerly  Colorado  National Bank,) (July
                               1996-April  1, 1999),  a director of:  Commercial  Assets,
                               Inc.  (a  REIT)  (1993-2000),  Jones  Knowledge,  Inc.  (a
                               privately   held  company)   (2001-July   2004)  and  U.S.
                               Exploration,    Inc.    (oil    and    gas    exploration)
                               (1997-February   2004).  Oversees  37  portfolios  in  the
                               OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
F. William Marshall, Jr.,      Trustee of  MassMutual  Institutional  Funds  (since 1996)  $0              Over $100,000
Trustee since 2000             and  MML  Series   Investment   Fund  (since  1987)  (both
Age: 62                        open-end   investment   companies)  and  the   Springfield
                               Library and Museum  Association (since 1995) (museums) and the Community  Music School of Springfield  (music school)
                               (since 1996); Trustee (since 1987),  Chairman of the Board
                               (since  2003) and  Chairman  of the  investment  committee
                               (since  1994)  for  the   Worcester   Polytech   Institute
                               (private  university);  and President and Treasurer (since
                               January  1999) of the SIS Fund (a  private  not for profit charitable  fund).  Formerly,  member  of  the  investment
                               committee   of  the   Community   Foundation   of  Western
                               Massachusetts  (1998 - 2003);  Chairman (January 1999-July
                               1999) of SIS & Family  Bank,  F.S.B.  (formerly  SIS Bank)
                               (commercial  bank); and Executive Vice President  (January
                               1999-July 1999) of Peoples Heritage  Financial Group, Inc.
                               (commercial   bank).   Oversees  38   portfolios   in  the
                               OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------

         The address of Mr. Murphy in the chart below is Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                              Interested Trustee and Officer
---------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in
                                                                                           of Shares       Any of the
Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee;           Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------
                                                                                               As of December 31, 2003
------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
John V. Murphy,                Chairman,  Chief  Executive  Officer and  director  (since  $0              Over $100,000
President and Trustee since    June 2001) and  President  (since  September  2000) of the
2001                           Manager;  President  and a  director  or  trustee of other
Age: 55                        Oppenheimer  funds;  President and a director  (since July
                               2001) of  Oppenheimer  Acquisition  Corp.  (the  Manager's
                               parent  holding  company) and of  Oppenheimer  Partnership
                               Holdings,  Inc.  (a  holding  company  subsidiary  of  the
                               Manager);    a   director   (since   November   2001)   of
                               OppenheimerFunds  Distributor,  Inc. (a  subsidiary of the
                               Manager);  Chairman  and a director  (since  July 2001) of
                               Shareholder  Services,  Inc. and of Shareholder  Financial
                               Services,   Inc.   (transfer  agent  subsidiaries  of  the
                               Manager);  President  and a director  (since July 2001) of
                               OppenheimerFunds   Legacy  Program  (a  charitable   trust
                               program  established  by the  Manager);  a director of the
                               following   investment   advisory   subsidiaries   of  the
                               Manager:   OFI  Institutional   Asset  Management,   Inc.,
                               Centennial   Asset   Management    Corporation,    Trinity
                               Investment  Management  Corporation  and  Tremont  Capital
                               Management,  Inc. (since November 2001), HarbourView Asset
                               Management  Corporation and OFI Private Investments,  Inc.
                               (since July 2001);  President (since November 1, 2001) and a director  (since  July 2001) of  Oppenheimer  Real Asset
                               Management,   Inc.;   Executive  Vice   President   (since
                               February  1997) of  Massachusetts  Mutual  Life  Insurance
                               Company (the Manager's parent company);  a director (since
                               June  1995)  of DLB  Acquisition  Corporation  (a  holding company that owns the shares of Babson Capital  Management
                               LLC);  a  member  of the  Investment  Company  Institute's
                               Board of Governors  (elected to serve from October 3, 2003 through  September 30, 2006).  Formerly,  Chief  Operating
                               Officer   (September   2000-June  2001)  of  the  Manager;
                               President  and trustee  (November  1999-November  2001) of
                               MML Series  Investment  Fund and MassMutual  Institutional
                               Funds   (open-end   investment   companies);   a  director
                               (September   1999-August  2000)  of  C.M.  Life  Insurance
                               Company;  President,  Chief Executive Officer and director
                               (September   1999-August  2000)  of  MML  Bay  State  Life
                               Insurance  Company;  a director (June  1989-June  1998) of
                               Emerald  Isle   Bancorp  and  Hibernia   Savings  Bank  (a
                               wholly-owned   subsidiary   of  Emerald   Isle   Bancorp).
                               Oversees  48   portfolios  as   Trustee/Director   and  35
                               additional  portfolios as Officer in the  OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------- --------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Gillespie, Kourkoulakos, Miao and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Name,                                  Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Dimitrios Kourkoulakos, Vice           Vice President of the Manager since December 2001; an officer of 3 portfolios in
President and Portfolio Manager        the OppenheimerFunds complex; formerly a High Yield Analyst (1998 - 2001) and a
since 2003                             Securities Analyst (1995 - 1998) of the Manager.
Age: 38
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Mark S. Vandehey,                      Chief Compliance Officer (since March 2004) of the Manager; Vice President (since
Vice President and Chief Compliance    June 1983) of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Officer since 2004                     Corporation and Shareholder Services, Inc. Formerly (until February 2004) Vice
Age: 54                                President and Director of Internal Audit of the Manager. An officer of 83 portfolios in the Oppenheimer funds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Brian W. Wixted,                       Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999                   of HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                                Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                       Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                       Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                                       (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                                       non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                                       (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                                       Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                                       Assistant Treasurer of Centennial Asset Management Corporation (March 1999-October
                                       2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                       Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual
                                       Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Brian Petersen,                        Assistant Vice President of the Manager since August 2002; formerly
Assistant Treasurer since 2004         Manager/Financial Product Accounting (November 1998-July 2002) of the Manager. An
Age: 34                                officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Philip Vottiero,                       Vice President/Fund Accounting of the Manager since March 2002. Formerly Vice
Assistant Treasurer since 2002         President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
Age: 41                                which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
                                       1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Robert G. Zack,                        Executive Vice President (since January 2004) and General Counsel (since February
Vice President & Secretary             2002) of the Manager; General Counsel and a director (since November 2001) of the
since 2001                             Distributor; General Counsel (since November 2001) of Centennial Asset Management
Age: 56                                Corporation; Senior Vice President and General Counsel (since November 2001) of
                                       HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                       November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                                       director (since October 1997) of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc; Vice President and a director (since November 2001) of
                                       Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                       Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                                       and a director (since November 2001) of Shareholder Financial Services, Inc.,
                                       Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                       Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                                       Vice President and General Counsel (since November 2001) of OFI Institutional
                                       Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                                       Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                                       Counsel (November 2001-February 2002) and Associate General Counsel (May
                                       1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                       Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                       1989-November 2001); and OppenheimerFunds International Ltd. (October
                                       1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Kathleen T. Ives,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary since 2001         October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
Age: 39                                (since October 2003) of the Distributor; Assistant Secretary (since October 2003)
                                       of Centennial Asset Management Corporation; Vice President and Assistant Secretary
                                       (since 1999) of Shareholder Services, Inc.; Assistant Secretary (since December
                                       2001) of OppenheimerFunds Legacy Program and of Shareholder Financial Services,
                                       Inc.. Formerly an Assistant Counsel (August 1994-October 2003) and Assistant Vice
                                       President of the Manager (August 1997-June 1998). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Lisa I. Bloomberg,                     Vice President and Associate Counsel of the Manager since May 2004; formerly First
Assistant Secretary since 2004         Vice President and Associate General Counsel of UBS Financial Services Inc.
Age: 37                                (formerly, PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher & Flom, LLP (September 1996 -
                                       April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Phillip S. Gillespie,                  Senior Vice President and Deputy General Counsel of the Manager since September
Assistant Secretary since 2004         2004. Formerly Mr. Gillespie held the following positions at Merrill Lynch
Age: 40                                Investment Management: First Vice President (2001-September 2004); Director (from
                                       2000) and Vice President (1998-2000). An officer of 83 portfolios in the
                                       OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Wayne Miao,                            Assistant Vice President and Assistant Counsel of the Manager since June 2004.
Assistant Secretary since 2004         Formerly an Associate with Sidley Austin Brown & Wood LLP (September 1999 - May
Age: 32                                2004). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- ------------------------------------------------------------------------------------

|X| Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated  with the Manager and receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund  received the compensation  shown below from the Fund with  respect to the Fund's  fiscal year ended  June  30,  2004.  The  compensation  from  all 38 of the  Board  II Funds
(including the Fund) represents  compensation received for serving as a director or trustee  and member of a  committee  (if  applicable)  of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------- -------------------------------- -------------------------------
Trustee Name and Other Fund Position(s) (as          Aggregate Compensation from     Total Compensation From Fund
                                                                                       and Fund Complex Paid to
applicable)                                                     Fund1                         Trustees*
-------------------------------------------------- -------------------------------- -------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
William L. Armstrong                                            $6,376                         $118,649
Chairman of the Board
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert G. Avis                                                  $4,470                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
George C. Bowen                                                 $4,470                         $101,499
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Edward L. Cameron                                               $5,112                         $115,503
Audit Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Jon S. Fossel                                                   $5,112                         $115,503
Review Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Sam Freedman                                                    $4,470                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Beverly Hamilton                                               $4,4072                        $150,5423,4
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert J. Malone                                               $4,4075                         $100,1793
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
F. William Marshall, Jr.                                        $4,470                         $149,4996
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------

As of December  15, 2003,  James C. Swain,  retired as Trustee from the Board II
Funds.  For the fiscal  year ended June 30,  2004,  Mr.  Swain  received  $3,617 aggregate  compensation from the Trust. For the calendar year ended December 31,
2003,  Mr.  Swain  received  $178,000,  in  total  compensation  from all of the
Oppenheimer funds for which he served as Trustee.

1. Aggregate Compensation from Fund includes fees and deferred compensation,  if any, for a Trustee.

2. Includes $4,407 deferred under Deferred Compensation Plan described below.

3. Total compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board
II Funds, with the exception of Oppenheimer  Senior Floating Rate Fund for which they  currently  do not  serve as  Trustees  (total of 37  Oppenheimer  funds at
December 31, 2003).

4. Includes  $50,363  compensation  (of which 100% was deferred under a deferred compensation  plan)  paid to Mrs.  Hamilton  for  serving  as a  trustee  by two open-end  investment  companies  (MassMutual  Institutional Funds and MML Series
Investment Fund) the investment adviser for which is the indirect parent company of the  Fund's  Manager.  The  Manager  also  serves as the  Sub-Advisor  to the
MassMutual  International  Equity  Fund,  a series of  MassMutual  Institutional
Funds.

5. Includes $4,407 deferred under Deferred Compensation Plan described below.

6. Includes $48,000  compensation  paid to Mr. Marshall for serving as a trustee by two open-end  investment  companies  (MassMutual  Institutional Funds and MML
Series Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the
MassMutual  International  Equity  Fund,  a series of  MassMutual  Institutional
Funds.

* For purposes of this section only,  "Fund  Complex"  includes the  Oppenheimer funds,  MassMutual  Institutional  Funds  and  MML  Series  Investment  Fund  in
accordance  with the  instructions  for Form N-1A. The Manager does not consider
MassMutual  Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

|X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee  under the plan will be  determined  based upon the  performance  of the selected funds.

     Deferral of Trustee's  fees under the plan will not  materially  affect the
Fund's assets,  liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

|X| Major Shareholders. As of July 30, 2004 the only persons who owned of record or was known by the Fund to own of record 5% or more of any class of the  Fund's outstanding shares were:

Citigroup  Global Markets Inc.,  333 West 34th Street,  New York, NY 10001-2483,
which owned  1,646,961.062 Class B shares  (representing  approximately 5.01% of the Fund's  then  outstanding  Class B shares)  and  940,231.144  Class C shares
(representing  approximately  5.93%  of the  Fund's  then  outstanding  Class  C shares).

Massachusetts  Mutual Life Insurance  Company (the Manager's  ultimate  parent),
1295 State Street,  Springfield, MA 01111-0001 which owned 5,872,774.640 Class Y shares (representing approximately 95.34% of the Fund's then outstanding Class Y shares).

The Manager.  The Manager is  wholly-owned by Oppenheimer  Acquisition  Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance  Company,  a
global, diversified insurance and financial services organization.

|X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and  Procedures  under  which the Fund  votes  proxies  relating  to  securities
("portfolio  proxies")  held by the Fund. The Fund's  primary  consideration  in voting  portfolio  proxies  is the  financial  interests  of the  Fund  and  its shareholders.  The Fund has retained an unaffiliated third-party as its agent to vote  portfolio  proxies in accordance  with the Fund's  Portfolio  Proxy Voting
Guidelines  and to maintain  records of such portfolio  proxy voting.  The Proxy
Voting Guidelines  include  provisions to address conflicts of interest that may arise  between  the Fund  and OFI  where  an OFI  directly-controlled  affiliate manages or administers the assets of a pension plan of a company  soliciting the proxy. The Fund's  Portfolio Proxy Voting  Guidelines on routine and non-routine proxy proposals are summarized below.

o The Fund votes with the  recommendation of the issuer's  management on routine
matters,   including   election  of  directors   nominated  by  management   and
ratification of auditors, unless circumstances indicate otherwise.

o In general, the Fund opposes anti-takeover  proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.

o The Fund  supports  shareholder  proposals  to  reduce a  super-majority  vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

o        The Fund opposes proposals to classify the board of directors.

o        The Fund supports proposals to eliminate cumulative voting.

o        The Fund opposes re-pricing of stock options.

o The Fund generally  considers executive  compensation  questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular  attention to their dilutive effect. While the Fund  generally  supports  management  proposals,  the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year.  The Fund's Form N-PX is available (i) without  charge,  upon request,  by calling the Fund  toll-free at  1.800.525.7048  and (ii) on the SEC's website at
www.sec.gov.

|X| The Investment Advisory Agreement.  The Manager provides investment advisory and  management  services  to the Fund under an  investment  advisory  agreement between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally  responsible for the  day-to-day  management  of  the  Fund's  portfolio.  Other  members  of the
Manager's  Fixed Income  Portfolio  Team  provide the  portfolio  managers  with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

--------------------------------------- -----------------------------------------------------------------------------
        Fiscal Year ended 6/30                             Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2002                                                        $9,168,198
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2003                                                        $8,956,614
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2004                                                        $10,492,559
--------------------------------------- -----------------------------------------------------------------------------

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

|X| Annual Approval of Investment  Advisory  Agreement.  Each year, the Board of
Trustees,  including  a majority  of the  Independent  Trustees,  is required to approve the renewal of the investment advisory agreement. The Investment Company
Act requires  that the Board  request and evaluate and the Manager  provide such information  as may  be  reasonably  necessary  to  evaluate  the  terms  of the investment  advisory agreement.  The Board employs an independent  consultant to prepare a report that provides such  information  as the Board requests for this purpose.

     The Board also receives  information about the 12b-1  distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

     The Board reviewed the foregoing information in arriving at its decision to renew  the  investment  advisory  agreement.  Among  other  factors,  the  Board considered:

o The nature,  cost,  and quality of the  services  provided to the Fund and its shareholders;

o The profitability of the Fund to the Manager;

o The  investment  performance  of the  Fund in  comparison  to  regular  market indices;

o Economies of scale that may be available to the Fund from the Manager;

o Fees paid by other mutual funds for similar services;

     o The value and quality of any other  benefits or services  received by the
     Fund from its relationship with the Manager, and

     o  The  direct  and  indirect   benefits  the  Manager  received  from  its
     relationship  with  the  Fund.  These  included  services  provided  by the
     Distributor  and  the  Transfer  Agent,   and  brokerage  and  soft  dollar
     arrangements  permissible  under Section 28(e) of the  Securities  Exchange
     Act.

     The Board  considered  that the Manager must be able to pay and retain high quality  personnel at  competitive  rates to provide  services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important  so that the  Manager  will be able to  continue  to  provide  quality services  to the Fund and its  shareholders  in  adverse  times.  The Board also considered  the  investment  performance  of other mutual  funds  advised by the
Manager.  The  Board is aware  that  there  are  alternatives  to the use of the
Manager.

     These matters were also  considered  by the  Independent  Trustees  meeting separately  from  the  full  Board  with  experienced  Counsel  to the  Fund and experienced  Counsel to the  Independent  Trustees who assisted the Board in its deliberations.  The  Fund's  Counsel  and the  Independent  Trustees  Counsel is
independent  of the  Manager  within  the  meaning  and  intent of the SEC Rules regarding the independence of counsel.

     After careful deliberation,  the Board, including the Independent Trustees, concluded  that it was in the best  interest of  shareholders  to  continue  the investment  advisory agreement for another year. In arriving at a decision,  the
Board did not  single  out any one  factor  or group of  factors  as being  more important than other factors,  but  considered all factors  together.  The Board judged the terms and conditions of the investment advisory agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

     Brokerage  Provisions  of the  Investment  Advisory  Agreement.  One of the
     duties of the Manager under the investment advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory  agreement  contains provisions  relating  to the  employment  of  broker-dealers  to effect the
     Fund's  portfolio  transactions.  The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the  Investment  Company  Act.  The  Manager  may employ broker-dealers  that the Manager thinks,  in its best judgment based on all relevant  factors,  will  implement  the policy of the Fund to  obtain,  at
     reasonable   expense,   the  "best   execution"  of  the  Fund's  portfolio
     transactions.  "Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The Manager need not seek  competitive commission  bidding.  However,  it is  expected  to be aware of the current rates of  eligible  brokers  and to minimize  the  commissions  paid to the
     extent   consistent  with  the  interests  and  policies  of  the  Fund  as established by its Board of Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates) that provide  brokerage and/or research  services to the Fund and/or the other  accounts  over which the Manager or its  affiliates  have  investment discretion.  The  concessions  paid to those  brokers may be higher than another qualified broker would charge,  if the Manager makes a good faith  determination that the concession is fair and reasonable in relation to the services provided.

     Subject to those  considerations,  as a factor in selecting brokers for the
Fund's portfolio  transactions,  the investment  advisory agreement also permits the  Manager  to  consider  sales of  shares  of the Fund and  other  investment companies for which the Manager or an affiliate  serves as  investment  adviser.
Notwithstanding  that  authority,  and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment  companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio  transactions.
Rule 12b-1 under the Investment  Company Act prohibits  (effective  December 13,
2004) any fund from compensating a broker or dealer for promoting or selling the fund's  shares by (1)  directing  to that  broker or  dealer  any of the  fund's portfolio  transactions,  or (2) directing any other remuneration to that broker or  dealer,  such as  commissions,  mark-ups,  mark downs or other fees from the fund's  portfolio  transactions,  that were effected by another broker or dealer
(these  latter   arrangements   are  considered  to  be  a  type  of  "step-out"
transaction).  In other words, a fund and its investment  advisor cannot use the fund's  brokerage  for the purpose of rewarding  broker-dealers  for selling the fund's shares.  However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares,  provided that certain  procedures are adopted  to  prevent  a  quid  pro  quo  with  respect  to  portfolio  brokerage allocations.  As permitted by the Rule, the Manager has adopted  procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct  portfolio  securities  transactions  to brokers or dealers  that also
promote  or  sell  shares  of  the  Fund,   subject  to  the  "best   execution"
considerations  discussed above.  Those procedures are designed to prevent:  (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into  account a broker's or dealer's  promotion or sales of the Fund shares when allocating the Fund's portfolio transactions,  and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings  under which the
Manager  directs or is  expected  to direct the Fund's  brokerage  directly,  or through a "step-out"  arrangement,  to any broker or dealer in  consideration of that  broker's or dealer's  promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

     Brokerage  Practices  Followed  by  the  Manager.   The  Manager  allocates
     brokerage for the Fund subject to the provisions of the investment advisory agreement and the  procedures and rules  described  above.  Generally,  the
     Manager's  portfolio traders allocate brokerage based upon  recommendations from the Manager's  portfolio  managers.  In certain  instances,  portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or for  certain  fixed-income  agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better price or  execution  can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the  purchase or sale of the option and any  transaction  in the  securities  to which the option relates.

     Other funds  advised by the Manager  have  investment  policies  similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could  affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security  on the same day from the same  dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in  accordance  with the purchase or sale orders actually placed for each account.

     In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option  relates.  When  possible,  the Manager  tries to combine  concurrent orders to  purchase or sell the same  security by more than one of the  accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful  only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the  Manager's  other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

     The Board of  Trustees  permits the  Manager to use stated  commissions  on secondary fixed-income agency trades to obtain research if the broker represents to the  Manager  that:  (i)  the  trade  is not  from or for  the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.
The Board of  Trustees  permits the Manager to use  commissions  on  fixed-price offerings  to obtain  research,  in the same manner as is  permitted  for agency transactions.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the Manager.  That  research  provides additional  views and  comparisons for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board  about  the  commissions  paid  to  brokers furnishing such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

     ---------------------------------- -----------------------------------------------------------------
          Fiscal Year Ended 6/30:                Total Brokerage Commissions Paid by the Fund1
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2002                                             $56,141
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2003                                             $22,536
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2004                                             $33,7822
     ---------------------------------- -----------------------------------------------------------------

     1. Amounts do not include spreads or commissions on principal  transactions on a net trade basis.

     2. In the fiscal year ended 6/30/04, there were no transactions directed to brokers for research services.

Distribution and Service Plans

     The Distributor.  Under its General Distributor's  Agreement with the Fund, the Distributor acts as the Fund's principal  underwriter in the continuous public offering of the Fund's classes of shares.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of  printing  and  mailing  prospectuses,  other  than those  furnished  to existing shareholders.  The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 6/30:     Sales Charges on        Retained by
                Class A Shares          Distributor1
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2002             $1,987,927               $577,531
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2003             $2,298,314               $365,916
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2004             $2,133,450               $568,298
--------------- ----------------------- -----------------------
     1. Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 6/30:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by
                Distributor1            Distributor1           Distributor1             Distributor1
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2002              $162,172              $2,840,777               $412,210                  $20,507
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2003              $871,461              $1,777,505               $340,624                  $31,482
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2004              $297,863              $1,247,144               $362,631                  $41,200
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     1. The Distributor advances concession payments to financial intermediaries for  certain  sales of Class A shares  and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 6/30:     Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2002              $15,944                 $988,706                 $33,980                    $33
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003              $76,355                $1,319,090                $32,756                   $5,858
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2004              $220,234                $983,091                 $24,734                  $12,196
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     Distribution  and Service  Plans.  The Fund has adopted a Service  Plan for
     Class A shares and  Distribution and Service Plans for Class B, Class C and
     Class N shares under Rule 12b-1 of the Investment  Company Act. Under those plans  the Fund  pays the  Distributor  for all or a  portion  of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees,  including a majority of the  Independent  Trustees1,  cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Financial  intermediaries,  brokers and dealers may receive other  payments from the  Distributor or the Manager from their own resources in connection with the promotion  and/or sale of shares of the Fund,  including  payments to defray expenses  incurred in connection  with  educational  seminars and meetings.  The
Manager or Distributor may share expenses  incurred by financial  intermediaries in conducting  training and  educational  meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client  seminars or meetings at which the Fund is discussed.  In their sole  discretion,  the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"Majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That  approval  must be by a  "Majority"  (as  defined in the  Investment
Company Act) of the shares of each class, voting separately by class.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

     |X| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
     Distributor  currently  uses  the  fees it  receives  from  the Fund to pay brokers,  dealers and other financial institutions (they are referred to as
     "recipients") for personal services and account  maintenance  services they provide for their customers who hold Class A shares.  The services include, among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts  in the Fund,  making  the  Fund's investment  plans  available and providing other services at the request of
     the  Fund  or  the   Distributor.   The  Class  A  service   plan   permits
     reimbursements  to the  Distributor  at a rate of up to  0.25%  of  average annual  net  assets of Class A  shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class
     A shares  in  accounts  for which the  Distributor  has been  listed as the broker-dealer  of record.  While the plan  permits  the Board to  authorize payments to the  Distributor  to reimburse  itself for  services  under the plan,  the  Board has not yet done so,  except  in the case of the  special arrangement described below, regarding  grandfathered  retirement accounts.
     The Distributor  makes payments to plan  Recipients  quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting  of
     Class A shares held in the accounts of the Recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  During the first year the shares are sold, the  Distributor  retains the service fee to  reimburse  itself for the costs of distributing  the  shares.  After the first  year  shares are  outstanding,  the
Distributor makes service fee payments to Recipients  quarterly on those shares.
The  advance  payment  is based on the net asset  value of shares  sold.  Shares purchased  by exchange do not qualify for the advance  service fee  payment.  If
Class A shares  purchased  by  grandfathered  retirement  accounts  are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal year ended June 30,  2004,  payments  under the Class A plan totaled  $2,751,432,  of which $24,572 was retained by the Distributor under the arrangement described above,  regarding  grandfathered  retirement accounts, and including $88,010 paid to an affiliate of the Distributor's  parent company. Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use  payments  received  under  the  Class  A plan  to pay  any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Distribution  and Service Plan Fees. Under
     each plan, distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each regular  business day during the period.  Each plan  provides for  the  Distributor  to  be  compensated  at a  flat  rate,  whether  the
     Distributor's  distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services  that  Recipients  provide  are  similar to the  services provided under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay Recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year  after  their  purchase,  the  Recipient  of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata  portion of the advance  payment of the  service fee made on those  shares.
Class B, Class C or Class N shares may not be purchased by an investor  directly from the Distributor without the investor  designating another  broker-dealer of record.  If the  investor no longer has another  broker-dealer  of record for an
existing   account,   the  Distributor  is   automatically   designated  as  the
broker-dealer of record,  but solely for the purpose of acting as the investor's agent to purchase  the  shares.  In those  cases,  the  Distributor  retains the asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets  represented  by that account.  The
Distributor  does not  receive or retain the  service fee on Class B, Class C or
Class N shares  in  accounts  for which it is  listed  as the  broker-dealer  of record.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the Recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales concession and service fee in advance at the time of purchase.

     Class B,  Class C or Class N shares  may not be  purchased  by an  investor
directly  from  the  Distributor   without  the  investor   designating  another
broker-dealer of record. If the investor no longer has another  broker-dealer of record for an existing account,  the Distributor is automatically  designated as the  broker-dealer  of  record,  but  solely  for the  purpose  of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the  asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

---------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor for the Fiscal Year Ended 6/30/04
---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class:               Total Payments Under    Amount Retained by       Distributor's           Distributor's
                                                                      Aggregate               Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                     Plan                    Distributor              Under Plan              Class
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class B Plan               $3,478,551              $2,519,8141             $14,476,913                4.77%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class C Plan               $1,665,241               $370,3082               $3,525,683                2.36%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class N Plan                $52,558                 $36,1113                 $162,918                 1.83%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
1.    Includes $24,339 paid to an affiliate of the Distributor's parent company.
2.    Includes $33,839 paid to an affiliate of the Distributor's parent company.
3.    Includes $1,184 paid to an affiliate of the Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate  its  investment  performance.  Those terms include  "cumulative total return,"  "average annual total return," "average annual total return at net asset value" and "total return at net asset  value." An  explanation of how total returns are  calculated  is set forth below.  The charts below show the Fund's  performance  as of the Fund's most recent fiscal year end.
     You can  obtain  current  performance  information  by  calling  the Fund's
     Transfer  Agent  at  1.800.525.7048  or by  visiting  the  OppenheimerFunds
     Internet website at www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     o Yields  and total  returns  measure  the  performance  of a  hypothetical account in the Fund over various periods and do not show the performance of each shareholder's  account.  Your account's performance will vary from the model  performance  data if your dividends are received in cash, or you buy or sell shares during the period,  or you bought your shares at a different time and price than the shares used in the model.

     o The  Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.

     o An  investment  in the  Fund is not  insured  by the  FDIC  or any  other government agency.

     o The principal  value of the Fund's  shares,  its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

     o When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.

     o Yields and total returns for any given past period  represent  historical performance  information  and are not,  and  should  not be  considered,  a prediction of future yields or returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the  different  kinds of  expenses  each  class  bears.  The yields and total returns of each class of shares of the Fund are  affected by market  conditions, the quality of the Fund's  investments,  the maturity of debt  investments,  the types of  investments  the  Fund  holds,  and its  operating  expenses  that are allocated to the particular class.

     |X| Yields.  The Fund uses a variety of different  yields to illustrate its current  returns.  Each  class of shares  calculates  its yield  separately because of the different expenses that affect each class.

     o Standardized Yield. The "standardized  yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day  period.  It is not based on actual  distributions  paid by the Fund to  shareholders in the  30-day  period,  but  is a  hypothetical  yield  based  upon  the  net investment income from the Fund's portfolio investments for that period. It may  therefore  differ  from the  "dividend  yield"  for the same  class of shares, described below.

     Standardized  yield is calculated using the following  formula set forth in rules  adopted by the SEC,  designed  to assure  uniformity  in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)6       -1 ]
                                      --------
                                        cd

         The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.

     b = expenses accrued for the period (net of any expense assumptions).

     c = the average daily number of shares of that class outstanding during the
     30-day period that were entitled to receive dividends.

     d = the maximum  offering  price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized  yield for a particular  30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day  period  occurs  at a  constant  rate  for a  six-month  period  and is annualized at the end of the six-month period. Additionally,  because each class of shares is subject to different  expenses,  it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

     o Dividend Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the  dividends  paid on a class of shares during the actual dividend period. To calculate  dividend yield, the dividends of a class  declared  during a stated period are added  together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

     The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class C and Class
N shares is the net asset  value per share,  without  considering  the effect of contingent  deferred sales charges.  There is no sales charge on Class Y shares.
The Class A dividend  yield may also be quoted  without  deducting  the  maximum initial sales charge.

---------------------------------------------------------------------------------------------------
                      The Fund's Yields for the 30-Day Periods Ended 6/30/04
---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------
Class of Shares             Standardized Yield                         Dividend Yield
----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------
                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class A                 7.04%               6.70%                7.57%                7.21%
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class B                 6.24%                N/A                 6.91%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class C                 6.25%                N/A                 6.82%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class N                 6.56%                N/A                 7.08%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class Y                 7.12%                N/A                 7.71%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 4.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) is based on the Fund's Class A returns,  adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     o Average  Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
     Redeemable  Value ("ERV" in the formula) of that  investment,  according to the following formula:

ERV l/n        - 1     Average Annual Total Return
 P

     o Average Annual Total Return (After Taxes on Distributions).  The "average annual total return (after taxes on distributions)" of Class A shares is an average  annual  compounded  rate of return  for each  year in a  specified number of years,  adjusted to show the effect of federal taxes  (calculated using the highest individual marginal federal income tax rates in effect on any  reinvestment  date) on any  distributions  made by the Fund during the specified  period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years  ("n" in the  formula)  to  achieve  an ending  value
     ("ATVD" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions,  but not on the  redemption of Fund shares, according to the following formula:

ATVD l/n    - 1   = Average Annual Total Return (After Taxes on Distributions)
---
 P

     o  Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
     Redemptions).   The  "average   annual   total   return   (after  taxes  on
     distributions  and  redemptions)"  of Class A shares is an  average  annual compounded  rate of return  for each year in a  specified  number of years, adjusted to show the effect of federal taxes  (calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the  effect of  capital  gains  taxes or capital  loss tax  benefits  (each calculated using the highest federal  individual  capital gains tax rate in effect on the redemption  date) resulting from the redemption of the shares at the end of the period.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value  ("ATVDR"  in the  formula)  of that  investment,  after  taking into account the effect of taxes on Fund  distributions and on the redemption of
     Fund shares, according to the following formula:

ATVDR l/n - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
 P

     o Cumulative  Total  Return.  The  "cumulative  total  return"  calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

     o Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a cumulative  or an average  annual total return "at net asset value"
     (without  deducting sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales  charge on Class Y shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period  for a  hypothetical  investment  in that  class of shares  (without considering  front-end or contingent deferred sales charges) and takes into
     consideration   the   reinvestment   of   dividends   and   capital   gains
     distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 6/30/04
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
Class of           Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
Shares              life-of-class)
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                  1-Year                   5-Years                   10-Years
                                                                      (or life of class)        (or life of class)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A1         70.94%       79.46%        5.63%       10.90%        2.42%        3.42%        5.51%        6.02%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B2         71.31%       71.31%        4.86%        9.86%        2.35%        2.61%        5.53%        5.53%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C3         50.56%       50.56%        8.96%        9.96%        2.63%        2.63%        4.84%        4.84%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class N4         13.36%       13.36%        9.47%       10.47%        3.84%        3.84%         N/A          N/A
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class Y5         25.03%       25.03%       10.80%       10.80%        3.51%        3.51%        3.39%        3.39%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1.       Inception of Class A:      7/28/78
2.       Inception of Class B:      5/3/93
3.       Inception of Class C:      11/1/95
4.       Inception of Class N:      3/1/01
5.       Inception of Class Y:      10/15/97

----------------------------------------------------------------------------------------------------------------
                     Average Annual Total Returns for Class A Shares (After Sales Charge)
                                         For the Periods Ended 6/30/04
----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------
                                                  1-Year                 5-Years                10-Years
------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------
After Taxes on Distributions                      3.05%                  -1.31%                   1.71%
------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------
After Taxes on Distributions and                  3.61%                  -0.31%                   2.27%
Redemption of Fund Shares
------------------------------------------ --------------------- ------------------------ ----------------------

     Other Performance  Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based  market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
     Agent at the  addresses  or  telephone  numbers  shown on the cover of this
     Statement  of  Additional  Information.  The  Fund  may  also  compare  its performance to that of other investments,  including other mutual funds, or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     |X|  Morningstar  Ratings.  From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,

     o information  about the  performance of certain  securities or commodities markets or segments of those markets,

     o  information  about  the  performance  of  the  economies  of  particular countries or regions,

     o the earnings of companies included in segments of particular  industries, sectors, securities markets, countries or regions,

     o the  availability  of  different  types of  securities  or  offerings  of securities,

     o information  relating to the gross national or gross domestic  product of the United States or other countries or regions,

     o  comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information about the  special  sales  charge  arrangements  offered  by the  Fund,  and  the circumstances  in which sales  charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.
     The Fund will not issue or re-register physical share certificates.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and  shareholders  must invest at least $500 before an
     Asset Builder Plan  (described  below) can be established on a new account.
     Accounts  established  prior to  November  1, 2002  will  remain at $25 for additional purchases.  Shares will be purchased on the regular business day the  Distributor  is instructed to initiate the  Automated  Clearing  House
     ("ACH")  transfer  to buy the  shares.  Dividends  will  begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the
     Fund receives  Federal Funds for the purchase through the ACH system before the close of The New York Stock  Exchange  ("the  Exchange").  The Exchange
     normally  closes at 4:00 P.M.,  but may close  earlier on certain  days. If
     Federal  Funds  are  received  on a  business  day  after  the close of the
     Exchange,  the shares will be purchased and dividends  will begin to accrue on the next  regular  business  day.  The  proceeds  of ACH  transfers  are normally received by the Fund three days after the transfers are initiated.
     If the proceeds of the ACH transfer are not received on a timely basis, the
     Distributor   reserves  the  right  to  cancel  the  purchase  order.   The
     Distributor  and the Fund are not  responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation and  Letters  of Intent  because  of the  economies  of sales  efforts  and reduction  in  expenses  realized by the  Distributor,  dealers and brokers
     making  such  sales.   No  sales   charge  is  imposed  in  certain   other
     circumstances  described  in  Appendix C to this  Statement  of  Additional
     Information because the Distributor or dealer or broker incurs little or no selling expenses.

     |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger  purchases  of Class A shares,  you and your spouse can add together:

     o Class A and Class B shares  you  purchase  for your  individual  accounts
     (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,

     o  Current  purchases  of Class A and  Class B shares of the Fund and other
     Oppenheimer  funds to reduce the sales  charge rate that applies to current purchases of Class A shares, and

     o Class A and Class B shares of Oppenheimer funds you previously  purchased subject to an initial or  contingent  deferred  sales  charge to reduce the sales charge rate for current  purchases of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.

     A fiduciary  can count all shares  purchased  for a trust,  estate or other fiduciary  account  (including  one or more  employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor  will add the value, at current offering price, of the shares you previously purchased and currently own to the value of  current  purchases  to  determine  the sales  charge  rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which the Distributor  acts as the  distributor  and currently  include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                                     Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                                         Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                       Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                           Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund                         Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund                  Oppenheimer Value Fund
Oppenheimer International Value Fund                          Limited-Term New York Municipal Fund
Oppenheimer Limited Term California Municipal Fund            Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund

And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Money Market Fund, Inc.                           Centennial Money Market Trust
Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent.  Under a Letter of Intent  ("Letter"),  if you  purchase
     Class A  shares  or  Class A and  Class B  shares  of the  Fund  and  other
     Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased during that period. You can include purchases made up to 90 days before the date of the
     Letter.  Letters do not consider  Class C or Class N shares you purchase or may have purchased.

     A Letter is an investor's  statement in writing to the  Distributor  of the intention  to purchase  Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases  of shares  which,  when added to the  investor's holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by  reinvestment  of dividends or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant  to a Letter,  shares  of the Fund  equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the  Transfer  Agent.  For  example,  if the  intended  purchase  amount is
     $50,000,  the  escrow  shall be  shares  valued  in the  amount  of  $2,500
     (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains  distributions  on the escrowed  shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month  Letter  period,  the escrowed  shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter,  the investor must remit to the  Distributor an amount equal to the difference  between the dollar amount of sales charges actually paid and the  amount of sales  charges  which  would have been paid if the total amount  purchased  had  been  made at a  single  time.  That  sales  charge adjustment will apply to any shares redeemed prior to the completion of the
     Letter.  If the  difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer,  the Distributor  will, within  sixty days of the  expiration  of the Letter,  redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem  escrowed  shares  prior to the payment of such additional sales charge,  the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

     (a) Class A shares sold with a front-end sales charge or subject to a Class
     A contingent deferred sales charge,

     (b)  Class B shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and

     (c) Class A or Class B shares  acquired  by  exchange of either (1) Class A shares of one of the other  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds  that were  acquired  subject  to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another fund to which an exchange is  requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish your account with $500. Subsequently,  you can establish an Asset
     Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established prior to
     November 1, 2002 and which have previously established Asset Builder Plans, additional  purchases will remain at $25. Shares purchased by Asset Builder
     Plan payments from bank accounts are subject to the redemption restrictions for recent purchases  described in the Prospectus.  Asset Builder Plans are available  only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares  for  OppenheimerFunds  employer-sponsored  qualified retirement  accounts.  Asset  Builder  Plans also  enable  shareholders  of
     Oppenheimer  Cash  Reserves  to use  their  fund  account  to make  monthly automatic purchases of shares of up to four other Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     Retirement  Plans.  Certain  types of  retirement  plans  are  entitled  to purchase  shares of the Fund  without  sales  charges or at  reduced  sales charge rates,  as described in an Appendix to this  Statement of Additional
     Information.  Certain special sales charge  arrangements  described in that
     Appendix apply to retirement  plans whose records are maintained on a daily valuation  basis by Merrill  Lynch Pierce  Fenner & Smith,  Inc.  ("Merrill
     Lynch") or an  independent  record  keeper  that has a contract  or special arrangement  with Merrill Lynch. If on the date the plan sponsor signed the
     Merrill Lynch record  keeping  service  agreement the plan has less than $1 million in assets  invested in  applicable  investments  (other than assets invested in money market funds), then the retirement plan may purchase only
     Class C shares of the  Oppenheimer  funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping  service  agreement the plan has $1 million or more in assets but less than $5  million in assets  invested  in applicable  investments (other than assets invested in money market funds), then  the  retirement  plan  may  purchase  only  Class  N  shares  of  the
     Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service  agreement the plan has $5 million or more in assets invested in  applicable  investments  (other than assets  invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
     Fund's shares (for example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be  incurred  when the net  asset  values  of the
     Fund's shares on the  cancellation  date is less than on the purchase date.
     That loss is equal to the amount of the  decline in the net asset value per share  multiplied  by the  number  of  shares in the  purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the  Distributor  for that  amount by  redeeming  shares  from any  account registered in that investor's name, or the Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However,  each class has different shareholder  privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
     Class C or Class N shares  will be reduced by  incremental  expenses  borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The  Distributor  will not accept a purchase  order of $100,000 or more for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     |X| Class A Shares  Subject to a  Contingent  Deferred  Sales  Charge.  For
     purchases of Class A shares at net asset value  whether or not subject to a contingent  deferred sales charge as described in the Prospectus,  no sales concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales of Class A shares  purchased with the redemption proceeds of shares of another  mutual fund offered as an investment  option in a  retirement  plan in  which  Oppenheimer  funds  are also  offered  as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that concession will not be paid on purchases  of Class A shares by a retirement  plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

     o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

     o  to  all  rollover   contributions   made  to  Individual  401(k)  plans,
     Profit-Sharing Plans and Money Purchase Pension Plans,

     o to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle  and
     Ascender retirement plans,

o        to all trustee-to-trustee IRA transfers,

o        to all 90-24 type 403(b) transfers,

     o to Group  Retirement Plans (as defined in Appendix C to this Statement of
     Additional  Information)  which have entered into a special  agreement with the Distributor for that purpose,

     o to Retirement  Plans  qualified  under  Sections  401(a) or 401(k) of the
     Internal  Revenue Code, the  recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

     o to Retirement  Plans of a plan sponsor where the aggregate  assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

     o to  OppenheimerFunds-sponsored  Ascender  401(k)  plans  that pay for the purchase  with the  redemption  proceeds  of Class A shares  of one or more
     Oppenheimer funds, and

     o to certain  customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption  proceeds of
     Class A shares of one or more Oppenheimer  funds (other than rollovers from an  OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

          o  purchases  of Class N shares in  amounts of  $500,000  or more by a retirement  plan  that  pays  for the  purchase  with  the  redemption proceeds  of Class C shares of one or more  Oppenheimer  funds held by the  plan  for  more  than one  year  (other  than  rollovers  from an
          OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and

          o on  purchases  of  Class N shares  by an  OppenheimerFunds-sponsored
          Pinnacle or Ascender 401(k) plan made with the redemption  proceeds of
          Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

          Fund Account Fees. As stated in the Prospectus,  a $12 annual "Minimum
          Balance  Fee" is assessed on each Fund  account  with a share  balance valued under $500. The Low Balance Fee is automatically  deducted from each such Fund account on or about the second to last  business day of
          September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

o        A fund account whose shares were acquired after September 30th of the prior year;

          o A fund  account that has a balance  below $500 due to the  automatic conversion of shares from Class B to Class A shares. However, once all
          Class B shares  held in the  account  have been  converted  to Class A shares  the new  account  balance  may become  subject to the  Minimum
          Balance Fee;

          o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

          o A fund account that has only certificated  shares and, has a balance below $500 and is being escheated;

          o Accounts of shareholders that are held by  broker-dealers  under the
          NSCC Fund/SERV system;

               o  Accounts  held under the  Oppenheimer  Legacy  Program  and/or holding certain Oppenheimer Variable Account Funds;

               o Omnibus  accounts  holding  shares  pursuant  to the  Pinnacle,
               Ascender,  Custom  Plus,  Recordkeeper  Pro and Pension  Alliance
               Retirement Plan programs; and

               o A fund account that falls below the $500 minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit
the  Service  Center  on  our  website  at   www.oppenheimerfunds.com   or  call
1.888.470.0862 for instructions.

     The  Fund  reserves  the  authority  to  modify  Fund  Account  Fees in its discretion.

               Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of  business  of the  Exchange  on each day that the
               Exchange is open.  The  calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M.,  Eastern time, but may close earlier on some other days (for  example,  in case of weather  emergencies  or on days falling  before a U.S.  holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The
               Exchange's most recent annual  announcement  (which is subject to change)  states  that it will  close on New  Year's  Day,  Martin
               Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
               Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
               It may also close on other days.

     Dealers  other  than  Exchange  members  may  conduct  trading  in  certain securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but before the close of the Exchange,  will not be reflected in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

               |X|  Securities  Valuation.  The  Fund's  Board of  Trustees  has
               established   procedures   for  the   valuation   of  the  Fund's
               securities. In general those procedures are as follows:

               o Equity  securities traded on a U.S.  securities  exchange or on
               Nasdaq(R)are valued as follows:

               (1) if last sale  information  is  regularly  reported,  they are valued at the last reported sale price on the principal  exchange on which  they are traded or on Nasdaq,  as  applicable,  on that day, or

               (2) if last sale  information  is not  available  on a  valuation date,  they are valued at the last reported sale price  preceding the  valuation  date if it is within  the  spread of the  closing
               "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

               o Equity  securities  traded  on a  foreign  securities  exchange generally are valued in one of the following ways:

               (1) at the last  sale  price  available  to the  pricing  service approved by the Board of Trustees, or

               (2) at the last  sale  price  obtained  by the  Manager  from the report of the principal  exchange on which the security is traded at  its  last  trading  session  on  or  immediately  before  the valuation date, or

               (3) at the mean  between  the "bid" and "asked"  prices  obtained from the  principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

               o Long-term debt securities having a remaining maturity in excess of 60 days are  valued  based on the mean  between  the "bid" and
               "asked" prices determined by a portfolio pricing service approved by the Fund's  Board of Trustees or obtained by the Manager  from two  active  market  makers  in  the  security  on the  basis  of reasonable inquiry.

               o The  following  securities  are valued at the mean  between the
               "bid" and "asked" prices determined by a pricing service approved by the Fund's  Board of Trustees or obtained by the Manager  from two  active  market  makers  in  the  security  on the  basis  of reasonable inquiry:

               (1) debt  instruments  that have a maturity of more than 397 days when issued,

               (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

               (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a  remaining  maturity of
               60 days or less.

               o The  following  securities  are  valued at cost,  adjusted  for amortization of premiums and accretion of discounts:

               (1) money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

               (2) debt  instruments  held by a money  market  fund  that have a remaining maturity of 397 days or less.

               o  Securities  (including   restricted   securities)  not  having
               readily-available  market  quotations  are  valued at fair  value determined under the Board's procedures. If the Manager is unable to locate two market  makers  willing to give quotes,  a security may be priced at the mean  between the "bid" and  "asked"  prices provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing  prices in the London foreign  exchange  market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable,  as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales  that day,  they  shall be  valued  at the last sale  price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq on the valuation date. If not,  the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the  valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"
prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

               The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

               Checkwriting.  When a check is presented to United  Missouri Bank
               (the "Bank") for clearance,  the Bank will ask the Fund to redeem a  sufficient  number  of  full  and  fractional  shares  in  the shareholder's  account  to cover the  amount of the  check.  This enables the shareholder to continue receiving  dividends on those shares until the check is  presented to the Fund.  Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the  payment of bills or to obtain cash at other  banks.  The
               Fund reserves the right to amend, suspend or discontinue offering checkwriting  privileges  at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

                    In choosing to take advantage of the Checkwriting privilege, by  signing  the  account  application  or by  completing  a
                    Checkwriting card, each individual who signs:

                    (1) for individual  accounts,  represents  that they are the registered  owner(s)  of the  shares  of the  Fund  in  that account;

                    (2) for accounts for corporations,  partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

                    (3)  authorizes  the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund account of such  person(s)  and to redeem a sufficient amount of shares from that account to cover payment of each check;

                    (4) specifically  acknowledges that if they choose to permit checks  to be  honored  if there is a  single  signature  on
                    checks  drawn  against  joint  accounts,   or  accounts  for
                    corporations,  partnerships,  trusts or other entities,  the signature of any one signatory on a check will be sufficient to authorize  payment of that check and redemption  from the account,  even if that account is registered in the names of more than one person or more than one  authorized  signature appears  on the  Checkwriting  card or the  application,  as applicable;

                    (5)  understands  that  the  Checkwriting  privilege  may be terminated  or  amended  at any time by the Fund  and/or the
                    Fund's bank; and

                    (6)  acknowledges  and agrees that  neither the Fund nor its bank  shall  incur  any  liability  for  that  amendment  or termination  of  checkwriting  privileges  or for  redeeming shares  to pay  checks  reasonably  believed  by  them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

                    Sending  Redemption  Proceeds  by Federal  Funds  Wire.  The
                    Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for business on a day when the Fund would normally  authorize the wire to be made, which is  usually  the  Fund's  next  regular  business  day following the redemption.  In those circumstances,  the wire will not be transmitted  until the next bank business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by
                    Federal Funds wire.

                    Reinvestment Privilege. Within six months of a redemption, a shareholder  may  reinvest  all or  part  of the  redemption proceeds of:

                    o Class A  shares  purchased  subject  to an  initial  sales charge  or Class A shares  on  which a  contingent  deferred sales charge was paid, or

                    o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

                    Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.
                    However, under certain circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the remaining shareholders of the Fund to make  payment of a  redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a  distribution  "in  kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

                    Involuntary  Redemptions.  The Fund's  Board of Trustees has
                    the right to cause the involuntary  redemption of the shares held in any  account  if the  aggregate  net asset  value of those shares is less than $200 or such lesser  amount as the
                    Board  may fix.  The Board  will not  cause the  involuntary redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares  has  fallen  below the  stated
                    minimum  solely as a result of market  fluctuations.  If the
                    Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders  in question
                    (not  less than 30 days).  The Board may  alternatively  set requirements for the shareholder to increase the investment, or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

                    Transfers  of Shares.  A transfer  of shares to a  different registration  is not an event that  triggers  the payment of sales  charges.  Therefore,  shares  are not  subject to the payment of a contingent  deferred  sales charge of any class at the time of  transfer  to the name of  another  person or entity.  It does not matter  whether the transfer  occurs by absolute assignment, gift or bequest, as long as it does not involve,  directly  or  indirectly,  a  public  sale  of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same  manner and at the same time as the transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the  distribution;  (2) state the owner's  awareness of tax penalties if the distribution is premature;  and (3) conform to the  requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order from a dealer or broker  after the close of the  Exchange on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally,  the order must have been transmitted to and received by the  Distributor  prior to its close of business  that day (normally
5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix C to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     To use Class A shares  held under the plan as  collateral  for a debt,  the
Planholder may request issuance of a portion of the shares in certificated form.
Upon written request from the Planholder,  the Transfer Agent will determine the number of shares  for which a  certificate  may be issued  without  causing  the withdrawal checks to stop.  However,  should such  uncertificated  shares become exhausted, Plan withdrawals will terminate.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

     o All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial America Fund, L.P.                            Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust                   Centennial Tax Exempt Trust
     Centennial Government Trust                              Oppenheimer Money Market Fund, Inc.
     Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Oppenheimer AMT-Free Municipals                              Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Rochester National Municipals
     Oppenheimer California Municipal Fund                        Limited Term New York Municipal Fund
     Oppenheimer Limited Term Municipal Fund                      Oppenheimer Senior Floating Rate Fund
     Oppenheimer New Jersey Municipal Fund                        Rochester Fund Municipals
     Oppenheimer Principal Protected Main Street Fund II          Oppenheimer Limited Term California Municipal Fund
     Oppenheimer International Value Fund

     The following funds do not offer Class Y shares:
     Oppenheimer AMT-Free Municipals                          Oppenheimer Balanced Fund
     Oppenheimer AMT-Free New York Municipals                 Oppenheimer New Jersey Municipal Fund
     Oppenheimer California Municipal Fund                    Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Capital Income Fund                          Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Cash Reserves                                Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Champion Income Fund                         Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Convertible Securities Fund                  Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                  Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Developing Markets Fund                      Oppenheimer Rochester National Municipals
     Oppenheimer Gold & Special Minerals Fund                 Oppenheimer Senior Floating Rate Fund
     Oppenheimer International Bond Fund                      Oppenheimer Small Cap Value Fund
     Oppenheimer International Growth Fund                    Oppenheimer Total Return Bond Fund
     Oppenheimer International Small Company Fund             Limited Term New York Municipal Fund
     Oppenheimer Limited Term Municipal Fund

     o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.

     o Class B,  Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by  exchange  from the same  class of shares of other
Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash
Reserves acquired by exchange of Class M shares.

     o Shares of Oppenheimer Capital  Preservation Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash Reserves or
Oppenheimer   Limited-Term   Government  Fund.  Only   participants  in  certain
retirement plans may purchase shares of Oppenheimer  Capital  Preservation Fund, and only those  participants may exchange shares of other  Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money  market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a sales  charge upon  payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    may be exchanged at net asset value for shares of any of the
                    Oppenheimer funds.  However,  shareholders are not permitted to exchange shares of other  Oppenheimer funds for shares of
                    Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    II may be  exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    II  until  after  the  expiration  of  the  warranty  period
                    (2/4/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A  shares  of any  Oppenheimer  fund  (other  than  Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any  Oppenheimer  fund  purchased  subject  to a Class A  contingent deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of Rochester  National  Municipals and Rochester Fund
Municipals  acquired  by  exchange  of Class A shares  of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within 24 months of the beginning of the calendar month of the initial  purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o With respect to Class B shares (other than Limited-Term  Government Fund,
Limited Term Municipal Fund,  Limited Term New York Municipal Fund,  Oppenheimer
Capital  Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class
B  contingent  deferred  sales  charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within six years of the initial  purchase of the exchanged Class B shares.

     o With respect to Class B shares of Limited-Term  Government Fund,  Limited
Term Municipal Fund, Limited Term New York Municipal Fund,  Oppenheimer  Capital
Preservation  Fund and  Oppenheimer  Senior  Floating  Rate  Fund,  the  Class B
contingent  deferred  sales  charge is  imposed  on Class B shares  acquired  by exchange  if they are  redeemed  within 5 years of the  initial  purchase of the exchanged Class B shares.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

Distributions by the Fund that do not constitute  ordinary  income  dividends or capital  gain  distributions  will be treated as a return of capital to the extent of the shareholder's  tax basis in their shares.  Any excess will be treated  as gain  from  the  sale of  those  shares,  as  discussed  below.
     Shareholders  will be advised  annually as to the U.S.  federal  income tax consequences  of  distributions  made (or deemed made) during the year.  If prior  distributions  made  by  the  Fund  must  be  re-characterized  as a non-taxable  return of capital at the end of the fiscal year as a result of the effect of the Fund's  investment  policies,  they will be identified as such in notices sent to shareholders.

Distributions  by the  Fund  will  be  treated  in the  manner  described  above regardless of whether the  distributions  are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the  form  of  additional  shares  will be  treated  as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
All income and any tax  withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports  mailed to  shareholders  in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  All income and any tax withheld (in this  situation) by the Fund is  remitted  by the Fund to the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The  Custodian.  J.P.  Morgan  Chase  Bank is the  custodian  of the Fund's assets. The custodian's  responsibilities  include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the custodian in excess of  $100,000  are not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

     Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP are
the independent  registered  public  accounting firm of the Fund. They audit the
Fund's  financial  statements and perform other related audit services They also act as  auditors  for  certain  other  funds  advised  by the  Manager  and  its affiliates.  Audit and non-audit  services  provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH YIELD FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer High Yield Fund, including the statement of investments, as of June
30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer High Yield Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the
United States of America.
/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
August 13, 2004

STATEMENT OF INVESTMENTS June 30,2004
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--0.0%
----------------------------------------------------------------------------------------------
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized
Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11 1 (Cost
$2,052,673)                                                    $   2,550,778   $       357,109
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
----------------------------------------------------------------------------------------------
United Mexican States Bonds, Series M4C, 14.50%, 5/12/05 2
[MXN] (Cost $4,093,341)                                           39,735,700         3,628,222
----------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.0%
----------------------------------------------------------------------------------------------
Telergy, Inc., Sr. Sec. Credit Facilities Term Loan
Participation Nts.,
Tranche A, 1/1/02 1,3,4 (Cost $3,864,760)                          3,945,448                --
----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--85.9%
----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--23.9%
----------------------------------------------------------------------------------------------
AUTO COMPONENTS--2.0%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                                  1,500,000         1,530,000
----------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 10.75% Sr. Nts.,
12/31/11                                                           1,697,000         1,713,970
----------------------------------------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                                            1,770,000         2,079,750
10.125% Nts., 3/15/10                                              1,800,000         2,047,500
----------------------------------------------------------------------------------------------
Dura Operating Corp.:
8.625% Sr. Nts., Series B, 4/15/12                                 3,500,000         3,587,500
9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                             400,000           467,194
9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                            600,000           591,000
----------------------------------------------------------------------------------------------
Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13                         3,350,000         3,618,000
----------------------------------------------------------------------------------------------
Keystone Automotive Operations, Inc., 9.75% Sr. Sub.
Nts., 11/1/13 5                                                      900,000           967,500
----------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09               2,800,000         3,192,580
----------------------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 5                                            1,500,000         1,477,500
11% Sr. Sub. Nts., 6/15/12                                         2,150,000         1,838,250
----------------------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12                          4,250,000         5,025,625
----------------------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                                  2,300,000         2,610,500
----------------------------------------------------------------------------------------------
United Components, Inc., 9.375% Sr. Sub. Nts.,
6/15/13                                                            1,300,000         1,332,500
                                                                               ---------------
                                                                                    32,079,369

----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.2%
American Casino & Entertainment, 7.85% Sr. Sec.
Nts., 2/1/12 5                                                     1,750,000         1,785,000
----------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 1                 3,080,000         2,787,400
----------------------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11                      1,300,000         1,446,250
----------------------------------------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr. Sub. Nts., 4/15/09                  4,800,000         5,076,000
----------------------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12                    3,000,000         3,210,000
----------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50%
Promissory Nts., 8/1/1995 1,3,4                                       22,500                --
----------------------------------------------------------------------------------------------
Coast Hotels & Casinos, Inc., 9.50% Sr. Unsec. Sub.
Nts., 4/1/09 1                                                     2,500,000         2,637,500

                        17 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE Continued
Domino's, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11             $   2,650,000   $     2,822,250
----------------------------------------------------------------------------------------------
Gaylord Entertainment Co., 8% Sr. Nts., 11/15/13 5                 1,000,000         1,018,750
----------------------------------------------------------------------------------------------
Hilton Hotels Corp.:
7.625% Nts., 5/15/08                                               1,650,000         1,786,125
7.625% Nts., 12/1/12                                                 900,000           972,000
----------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts.,Series B,
2/15/07                                                            2,300,000         2,369,000
----------------------------------------------------------------------------------------------
Intrawest Corp., 7.50% Sr. Unsec. Nts., 10/15/13                   2,666,000         2,619,345
----------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Sub. Nts., 3/1/14 5                                         4,750,000         4,429,375
9% Sr. Sub. Nts., 3/15/12                                          2,200,000         2,381,500
----------------------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., 8.875% Sr. Nts., Series B,
5/15/12                                                            3,150,000         3,433,500
----------------------------------------------------------------------------------------------
Mandalay Resort Group, 9.375% Sr. Sub. Nts., 2/15/10               3,500,000         3,832,500
----------------------------------------------------------------------------------------------
MGM Mirage, Inc.:
8.375% Sr. Unsec. Sub. Nts., 2/1/11                                2,500,000         2,625,000
9.75% Sr. Unsec. Sub. Nts., 6/1/07                                 2,000,000         2,195,000
----------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                                      2,200,000         2,216,500
8% Sr. Sub. Nts., 4/1/12                                           1,300,000         1,391,000
8.375% Sr. Sub. Nts., 7/1/11                                       1,000,000         1,085,000
----------------------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                                      3,700,000         3,922,000
9.375% Sr. Unsec. Sub. Nts., 2/15/07                                 950,000         1,034,313
----------------------------------------------------------------------------------------------
Penn National Gaming, Inc.:
8.875% Sr. Sub. Nts., 3/15/10                                        900,000           982,125
11.125% Sr. Unsec. Sub. Nts., 3/1/08                               6,000,000         6,630,000
----------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25% Sr. Sub. Nts., 3/15/12 5       4,500,000         4,331,250
----------------------------------------------------------------------------------------------
Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12              1,700,000         1,763,750
----------------------------------------------------------------------------------------------
River Rock Entertainment LLC, 9.75% Sr. Nts., 11/1/11 5            2,100,000         2,299,500
----------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 8.75% Sr. Unsub. Nts., 2/2/11        2,600,000         2,892,500
----------------------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Nts., 2/1/10                                            1,600,000         1,592,000
9.625% Sr. Nts., 6/1/14 5                                            147,000           147,000
9.75% Sr. Nts., 4/15/13                                            5,100,000         5,151,000
----------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts.,
5/1/12                                                             5,550,000         5,966,250
----------------------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                                 5,300,000         5,127,750
9.875% Sr. Unsec. Sub. Nts., 7/1/10 1                              2,025,000         2,240,156
----------------------------------------------------------------------------------------------
Sun International Hotels Ltd., 8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                                            3,200,000         3,432,000
----------------------------------------------------------------------------------------------
Trump Casino Holdings LLC/Trump Casino Funding, Inc.,
11.625% Sr. Sec. Nts., 3/15/10                                     5,347,000         5,507,410
----------------------------------------------------------------------------------------------
Universal City Development Partners Ltd., 11.75% Sr. Nts.,
4/1/10                                                             2,700,000         3,138,750
----------------------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts., 2/15/14                   2,700,000         2,571,750
----------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Sec.
Nts., 6/15/10                                                      3,300,000         3,828,000
                                                                               ---------------
                                                                                   114,676,499

                        18 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES--2.5%
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12               $   3,300,000   $     3,498,000
----------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                            2,800,000         3,013,500
----------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10                      800,000           931,000
----------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12       1,500,000         1,582,500
----------------------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                                     2,750,000         2,970,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                2,000,000         2,215,000
----------------------------------------------------------------------------------------------
Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11                      3,400,000         3,757,000
----------------------------------------------------------------------------------------------
Norcraft Cos. LP, 9% Sr. Sub. Nts., 11/1/11 5                      1,500,000         1,590,000
----------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                1,000,000           870,000
----------------------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr. Sub. Nts., 6/15/14 5                 2,100,000         2,121,000
----------------------------------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12               1,200,000         1,296,000
----------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                           1,750,000         1,907,500
----------------------------------------------------------------------------------------------
WCI Communities, Inc.:
9.125% Sr. Sub. Nts., 5/1/12                                       1,100,000         1,193,500
10.625% Sr. Unsec. Sub. Nts., 2/15/11                              4,600,000         5,117,500
----------------------------------------------------------------------------------------------
William Lyon Homes, Inc., 10.75% Sr. Nts., 4/1/13 1                2,500,000         2,775,000
----------------------------------------------------------------------------------------------
Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07            4,100,000         4,089,750
                                                                               ---------------
                                                                                    38,927,250

----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
K2 Corp., 7.375% Sr. Nts., 7/1/14 5,6                              1,500,000         1,533,750
----------------------------------------------------------------------------------------------
Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11           2,300,000         2,242,500
                                                                               ---------------
                                                                                     3,776,250

----------------------------------------------------------------------------------------------
MEDIA--10.0%
Adelphia Communications Corp.:
8.125% Sr. Nts., Series B, 7/15/03 3,4                             2,000,000         1,950,000
8.375% Sr. Nts., Series B, 2/1/08 3,4                              2,700,000         2,652,750
9.875% Sr. Nts., Series B, 3/1/07 3,4                              2,200,000         2,189,000
10.25% Sr. Unsec. Nts., 11/1/06 3,4                                1,600,000         1,592,000
10.875% Sr. Unsec. Nts., 10/1/10 3,4                               1,500,000         1,522,500
----------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                                           2,300,000         2,277,000
----------------------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Sub. Nts., 3/1/14 5                                         1,500,000         1,440,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                                 7,199,000         7,522,955
----------------------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                               3,450,000         3,355,125
10.25% Sr. Unsec. Sub. Nts., Series B, 5/1/09                        450,000           469,125
----------------------------------------------------------------------------------------------
Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09           1,100,000         1,160,500
----------------------------------------------------------------------------------------------
Cablevision Systems Corp., 8% Sr. Nts., 4/15/12 5                  4,500,000         4,455,000
----------------------------------------------------------------------------------------------
Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts.,
7/15/11 1,3,4 [EUR]                                                1,000,000            76,041

                        19 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MEDIA Continued
CanWest Media, Inc., 7.625% Sr. Unsec. Sub. Nts., Series B,
4/15/13                                                        $     900,000   $       929,250
----------------------------------------------------------------------------------------------
Carmike Cinemas, Inc., 7.50% Sr. Sub. Nts., 2/15/14 5              2,100,000         2,016,000
----------------------------------------------------------------------------------------------
CBD Media LLC/CBD Finance, Inc., 8.625% Sr. Sub. Nts.,
6/1/11                                                               700,000           740,250
----------------------------------------------------------------------------------------------
Charter Communications Holdings II, 10.25% Sr. Unsec.
Nts., 9/15/10 5                                                    4,550,000         4,606,875
----------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/11.75% Sr. Unsec. Sub. Disc. Nts., 5/15/11 7                   10,000,000         6,525,000
8.375% Sr. Nts., Second Lien, 4/30/14 5                            4,100,000         3,987,250
8.625% Sr. Unsec. Nts., 4/1/09                                     8,900,000         7,142,250
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                9,900,000         7,870,500
10% Sr. Nts., 4/1/09                                               1,000,000           840,000
10% Sr. Unsec. Sub. Nts., 5/15/11                                  1,147,000           914,733
10.75% Sr. Unsec. Nts., 10/1/09                                    1,700,000         1,436,500
11.125% Sr. Unsec. Nts., 1/15/11                                   1,200,000         1,014,000
----------------------------------------------------------------------------------------------
Cinemark USA, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/13                1,800,000         1,973,250
----------------------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Disc. Nts., 3/15/14 5,7               5,700,000         3,747,750
----------------------------------------------------------------------------------------------
Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12             1,500,000         1,610,625
----------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B,
4/1/11                                                             2,650,000         2,669,875
----------------------------------------------------------------------------------------------
Diva Systems Corp., 12.625% Sr. Unsec. Disc. Nts., Series B,
3/1/08 1,3,4                                                       2,500,000            18,750
----------------------------------------------------------------------------------------------
Emmis Operating Co., 6.875% Sr. Sub. Nts., 5/15/12 5               2,700,000         2,659,500
----------------------------------------------------------------------------------------------
Entercom Radio LLC/Entercom Capital, Inc.,
7.625% Sr. Unsec. Sub. Nts., 3/1/14                                1,500,000         1,558,125
----------------------------------------------------------------------------------------------
Entravision Communications Corp., 8.125% Sr. Sub.                  1,400,000         1,450,750
Nts., 3/15/09
----------------------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75% Sr. Sec. Nts., 12/1/10           6,147,000         5,747,445
----------------------------------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub. Nts., 12/15/11               1,750,000         1,927,188
----------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9% Sr.
Unsec. Nts., 12/15/10                                              3,600,000         4,176,000
----------------------------------------------------------------------------------------------
Houghton Mifflin Co.:
8.25% Sr. Unsec. Nts., 2/1/11                                      2,500,000         2,512,500
9.875% Sr. Sub. Nts., 2/1/13                                         147,000           147,735
----------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts.,
10/1/09                                                              350,000           371,000
----------------------------------------------------------------------------------------------
Kabel Deutschland GmbH, 10.625% Sr. Nts., 7/1/14 5,6               2,700,000         2,787,750
----------------------------------------------------------------------------------------------
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13              1,000,000         1,022,500
----------------------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                 1,800,000         1,746,000
----------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp., 9.50% Sr. Sub. Debs., 6/15/13        1,350,000         1,481,625
----------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts.,
1/15/13                                                            5,547,000         5,380,590
----------------------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                                       4,700,000         4,300,500
6.875% Sr. Unsec. Sub. Nts., 10/1/13                                 700,000           665,000
----------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.875% Sr. Debs., 4/26/23               400,000           500,977
----------------------------------------------------------------------------------------------
PanAmSat Corp., 8.50% Sr. Unsec. Nts., 2/1/12                      5,100,000         5,814,000

                        20 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MEDIA Continued
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13 5                                         $   4,500,000   $     4,252,500
8.875% Sr. Unsec. Nts., 5/15/11                                      147,000           146,265
----------------------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I:
8.875% Sr. Nts., 12/15/10 5                                        2,600,000         2,866,500
10.875% Sr. Sub. Nts., 12/15/12 5                                  3,900,000         4,543,500
----------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B,
7/1/11                                                             1,950,000         2,137,688
----------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                                   6,050,000         6,216,375
8.75% Sr. Sub. Nts., 12/15/11                                      1,250,000         1,343,750
----------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub.
Nts., 11/1/09                                                      5,000,000         5,300,000
----------------------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                                        2,050,000         2,214,000
10.875% Sr. Unsec. Nts., Series B, 6/15/09                         2,400,000         2,592,000
----------------------------------------------------------------------------------------------
Von Hoffmann Corp., 10.25% Sr. Unsec. Nts., 3/15/09                1,100,000         1,137,125
----------------------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader Corp./CompassLearning, Inc.,
12.75% Sr. Sub. Nts., 11/15/09                                     4,000,000         3,665,000
                                                                               ---------------
                                                                                   159,368,742

----------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.3%
Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12           1,400,000         1,435,000
----------------------------------------------------------------------------------------------
Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts.,
1/15/14 5                                                          1,950,000         1,852,500
----------------------------------------------------------------------------------------------
AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08                       3,000,000         3,405,000
----------------------------------------------------------------------------------------------
Building Materials Corp., 8% Sr. Nts., 12/1/08                     1,350,000         1,360,125
----------------------------------------------------------------------------------------------
CSK Auto, Inc., 7% Sr. Sub. Nts., 1/15/14 5                        2,800,000         2,681,000
----------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub.
Nts., 5/1/08                                                       1,000,000         1,015,000
----------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 6/1/12 5               2,400,000         2,502,000
----------------------------------------------------------------------------------------------
Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts., 3/15/11       1,350,000         1,559,250
----------------------------------------------------------------------------------------------
Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09 1,3,4                 700,000                --
----------------------------------------------------------------------------------------------
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts., 11/1/11         3,500,000         3,937,500
----------------------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec. Sub. Nts., Series B,
5/1/10                                                             1,100,000         1,133,000
                                                                               ---------------
                                                                                    20,880,375

----------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Broder Bros. Co., 11.25% Sr. Unsec. Nts., 10/15/10                 1,300,000         1,238,250
----------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Sr. Sub. Nts., 1/31/09 1,8              4,705,338               471
----------------------------------------------------------------------------------------------
Invista, Inc., 9.25% Sr. Nts., 5/1/12 5                            3,300,000         3,333,000
----------------------------------------------------------------------------------------------
Levi Strauss & Co.:
7% Unsec. Nts., 11/1/06                                              850,000           797,938
11.625% Sr. Unsec. Nts., 1/15/08                                   1,200,000         1,182,000
12.25% Sr. Nts., 12/15/12                                          1,400,000         1,386,000

                        21 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS Continued
Oxford Industries, Inc., 8.875% Sr. Nts., 6/1/11 5             $   1,250,000   $     1,325,000
----------------------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts., 5/1/10                              1,500,000         1,601,250
                                                                               ---------------
                                                                                    10,863,909

----------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.8%
----------------------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12          2,000,000         2,140,000
----------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr.
Nts., 12/15/11                                                       947,000           809,685
----------------------------------------------------------------------------------------------
Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11         1,147,000         1,184,278
----------------------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                                       2,650,000         2,802,375
9.50% Sr. Sec. Nts., 2/15/11                                       1,600,000         1,772,000
                                                                               ---------------
                                                                                     6,568,338

----------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.3%
American Seafoods Group LLC, 10.125% Sr. Sub. Nts., 4/15/10        3,500,000         4,200,000
----------------------------------------------------------------------------------------------
Burns Philp Capital Property Ltd., 9.75% Sr. Unsec. Sub.
Nts., 7/15/12                                                      1,450,000         1,508,000
----------------------------------------------------------------------------------------------
Del Monte Corp.:
8.625% Sr. Sub. Nts., 12/15/12                                     3,300,000         3,572,250
9.25% Sr. Unsec. Sub. Nts., 5/15/11                                1,450,000         1,591,375
----------------------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                                1,900,000         1,762,250
10.75% Sr. Nts., 3/1/10                                            4,100,000         4,346,000
----------------------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                            2,500,000         2,631,250
8.875% Sr. Unsec. Nts., 3/15/11                                    1,300,000         1,381,250
----------------------------------------------------------------------------------------------
Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts.,
10/1/11 1                                                          1,700,000         1,861,500
----------------------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 5                                     2,200,000         2,134,000
8.25% Sr. Sub. Nts., 12/1/13 5                                       900,000           873,000
----------------------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7.625% Sr. Unsec. Sub. Nts., 2/15/08                               2,240,000         2,363,200
8% Sr. Nts., Series B, 10/15/09                                      400,000           433,000
----------------------------------------------------------------------------------------------
Swift & Co., 10.125% Sr. Nts., 10/1/09                             2,500,000         2,681,250
----------------------------------------------------------------------------------------------
Tembec Industries, Inc.:
7.75% Sr. Nts., 3/15/12                                            2,800,000         2,716,000
8.50% Sr. Unsec. Nts., 2/1/11                                        147,000           149,205
----------------------------------------------------------------------------------------------
United Biscuits Finance plc, 10.625% Sr. Sub. Nts., 4/15/11
[EUR]                                                              2,000,000         2,652,297
                                                                               ---------------
                                                                                    36,855,827

                        22 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--0.9%
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                      $   4,200,000   $     4,336,500
----------------------------------------------------------------------------------------------
Armkel LLC/Armkel Finance, Inc., 9.50% Sr. Sub. Nts.,
8/15/09                                                            1,900,000         2,085,250
----------------------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11 5                                         2,500,000         2,615,625
9.375% Sr. Unsec. Sub. Nts., 6/1/11                                3,500,000         3,421,250
----------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 12% Sr. Sec. Nts., 12/1/05         1,600,000         1,800,000
----------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts.,
7/1/08 1,3,4                                                       1,200,000                --
                                                                               ---------------
                                                                                    14,258,625

----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc., 7.75% Sr. Sub. Nts., 1/15/14 5              1,250,000         1,278,125
----------------------------------------------------------------------------------------------
ENERGY--9.2%
----------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.8%
BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08       3,000,000         3,228,750
----------------------------------------------------------------------------------------------
Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11                       1,200,000         1,290,000
----------------------------------------------------------------------------------------------
Grant Prideco Escrow Corp., 9% Sr. Unsec. Nts., 12/15/09           1,500,000         1,638,750
----------------------------------------------------------------------------------------------
Hanover Compress Co., 8.625% Sr. Nts., 12/15/10                    2,500,000         2,600,000
----------------------------------------------------------------------------------------------
Hanover Equipment Trust 2001A, 8.50% Sr. Sec. Nts., Series
A, 9/1/08                                                          1,500,000         1,593,750
----------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts.,
8/1/08                                                             7,000,000         7,673,750
----------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                  7,250,000         7,213,750
----------------------------------------------------------------------------------------------
Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09               1,500,000         1,582,500
----------------------------------------------------------------------------------------------
Universal Compression, Inc., 7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                                            2,500,000         2,593,750
                                                                               ---------------
                                                                                    29,415,000

----------------------------------------------------------------------------------------------
OIL & GAS--7.4%
ANR Pipeline Co., 8.875% Sr. Nts., 3/15/10                         1,400,000         1,536,500
----------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                5,850,000         6,010,875
----------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.875% Sr. Unsec. Nts., 1/15/16                                      784,000           768,320
8.375% Sr. Unsec. Nts., 11/1/08                                    1,100,000         1,193,500
9% Sr. Nts., 8/15/12                                               3,500,000         3,955,000
----------------------------------------------------------------------------------------------
El Paso Corp., 7.875% Sr. Unsec. Nts., 6/15/12                     2,547,000         2,298,668
----------------------------------------------------------------------------------------------
El Paso Energy Corp., 7.625% Nts., 7/15/11                         1,600,000         1,436,000
----------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts.,
Series B, 6/1/11                                                   2,851,000         3,100,463
----------------------------------------------------------------------------------------------
El Paso Production Holding Co., 7.75% Sr. Unsec. Nts.,
6/1/13                                                             7,850,000         7,241,625
----------------------------------------------------------------------------------------------
EXCO Resources, Inc., 7.25% Sr. Nts., 1/15/11                      1,850,000         1,887,000
----------------------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14                           2,000,000         2,050,000
----------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                      6,000,000         6,585,000
----------------------------------------------------------------------------------------------
GulfTerra Energy Partners LP:
8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/10                       1,079,000         1,178,808
10.625% Sr. Sub. Nts., 12/1/12                                     1,239,000         1,480,605

                        23 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

OIL & GAS Continued
Newfield Exploration Co., 8.375% Sr. Sub. Nts., 8/15/12        $   2,850,000   $     3,106,500
----------------------------------------------------------------------------------------------
Paramount Resources Ltd., 7.875% Sr. Nts., 11/1/10                 2,300,000         2,208,000
----------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12             1,000,000         1,134,122
----------------------------------------------------------------------------------------------
Plains Exploration & Production Co., 7.125% Sr. Nts.,
6/15/14 5                                                          1,700,000         1,738,250
----------------------------------------------------------------------------------------------
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                                             3,000,000         2,985,000
9.50% Sr. Nts., 2/1/13                                             2,000,000         2,315,000
----------------------------------------------------------------------------------------------
Range Resources Corp., 7.375% Sr. Sub. Nts., 7/15/13 5             1,500,000         1,500,000
----------------------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                                2,800,000         2,520,000
8% Sr. Unsub. Nts., 3/1/32                                         4,800,000         4,536,000
8.875% Sr. Nts., 3/15/10                                           1,800,000         1,975,500
----------------------------------------------------------------------------------------------
Stone Energy Corp., 8.25% Sr. Unsec. Sub. Nts., 12/15/11           3,500,000         3,666,250
----------------------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11                    3,175,000         3,528,219
----------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   11,550,000        11,319,000
----------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                                          2,300,000         2,472,500
9.625% Sr. Sub. Nts., 4/1/12                                       1,597,000         1,800,618
----------------------------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.125% Nts., 1/15/05                                               1,000,000         1,020,000
8.875% Sr. Unsub. Nts., Series B, 7/15/12                          1,200,000         1,362,000
----------------------------------------------------------------------------------------------
Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts.,
11/1/11                                                            5,500,000         6,249,375
----------------------------------------------------------------------------------------------
Whiting Petroleum Corp., 7.25% Sr. Sub. Nts., 5/1/12               3,300,000         3,283,500
----------------------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                                7,400,000         7,548,000
8.625% Sr. Nts., 6/1/10                                            8,450,000         9,337,250
----------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.50% Nts., 12/1/08 1           800,000           841,000
                                                                               ---------------
                                                                                   117,168,448

----------------------------------------------------------------------------------------------
FINANCIALS--2.2%
----------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
American Color Graphics, Inc., 10% Sr. Sec. Nts., 6/15/10          1,350,000         1,211,625
----------------------------------------------------------------------------------------------
BCP Caylux Holdings Luxembourg SCA, 9.625% Sr. Sub. Nts.,
6/15/14 5                                                          5,875,000         6,117,344
----------------------------------------------------------------------------------------------
Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12                6,100,000         6,801,500
----------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
Series B, 9/30/08                                                  3,700,000         2,423,500
                                                                               ---------------
                                                                                    16,553,969

----------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.2%
ABN Amro Bank NV (NY Branch), 4% Sec. Nts., 11/5/17 1,2            2,069,459         1,614,178
----------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                78,000            84,045
----------------------------------------------------------------------------------------------
Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12          1,700,000         1,878,500
                                                                               ---------------
                                                                                     3,576,723

                        24 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL            VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.1%
Global Cash Access LLC/Global Cash Finance Corp.,
8.75% Sr. Sub. Nts., 3/15/12 5                                 $   1,200,000   $     1,254,000
----------------------------------------------------------------------------------------------
Noteco Ltd.:
7.02% Nts., Series B, 6/30/25 2 [GBP]                                197,000           298,312
7.538% Nts., Series A1, 6/30/15 2 [GBP]                              233,000           416,207
                                                                               ---------------
                                                                                     1,968,519

----------------------------------------------------------------------------------------------
INSURANCE--0.1%
Texas Gas Transmission Corp., 7.25% Debs., 7/15/27                 1,000,000         1,084,493
----------------------------------------------------------------------------------------------
REAL ESTATE--0.8%
Felcor Lodging LP:
9% Sr. Nts., 6/1/11                                                2,552,000         2,647,700
10% Sr. Unsec. Nts., 9/15/08                                         369,000           391,140
----------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series B, 8/1/08            2,932,000         3,019,960
----------------------------------------------------------------------------------------------
MeriStar Hospitality Corp.:
9.125% Sr. Unsec. Nts., 1/15/11                                    2,797,000         2,838,955
10.50% Sr. Unsec. Nts., 6/15/09                                    2,700,000         2,889,000
                                                                               ---------------
                                                                                    11,786,755

----------------------------------------------------------------------------------------------
HEALTH CARE--5.6%
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Polypore, Inc., 8.75% Sr. Sub. Nts., 5/15/12 5                     3,500,000         3,666,250
----------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Dade Behring Holdings, Inc., 11.91% Sr. Unsec. Sub. Nts.,
10/3/10                                                              820,429           943,493
----------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 8.125% Sr. Sub.
Nts., 5/1/12                                                       1,736,000         1,866,200
----------------------------------------------------------------------------------------------
HMP Equity Holdings Corp., Units (each unit consists of
$1,000 principal amount of 15.43% sr. sec. disc. nts.,
5/15/08 and one warrant to purchase 2.8094 shares of
Huntsman Corp. common stock) 9,10                                  2,800,000         2,170,000
----------------------------------------------------------------------------------------------
Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts.,
2/15/12 5                                                          1,100,000         1,130,250
----------------------------------------------------------------------------------------------
Sybron Dental Specialties, Inc., 8.125% Sr. Sub. Nts.,
6/15/12 1                                                          2,200,000         2,365,000
----------------------------------------------------------------------------------------------
Universal Hospital Services, Inc., 10.125% Sr. Unsec. Nts.,
11/1/11 1                                                          2,150,000         2,193,000
----------------------------------------------------------------------------------------------
Vanguard Health Systems, Inc., 9.75% Sr. Unsec. Sub. Nts.,
8/1/11                                                               500,000           543,750
                                                                               ---------------
                                                                                    11,211,693

----------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
Alderwoods Group, Inc., 12.25% Sr. Nts., 1/2/09                    3,200,000         3,552,000
----------------------------------------------------------------------------------------------
Alliance Imaging, Inc., 10.375% Sr. Unsec. Sub. Nts.,
4/15/11                                                              947,000           996,718
----------------------------------------------------------------------------------------------
AmeriPath, Inc., 10.50% Sr. Unsec. Sub. Nts., 4/1/13               2,000,000         2,030,000
----------------------------------------------------------------------------------------------
Beverly Enterprises, Inc., 7.875% Sr. Sub. Nts., 6/15/14 5         2,300,000         2,274,125
----------------------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14 5                                     1,300,000         1,228,500
9.50% Sr. Unsec. Sub. Nts., 7/1/10                                 1,900,000         2,118,500
----------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08       2,800,000         2,961,000

                        25 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
Genesis HealthCare Corp., 8% Sr. Sub. Nts., 10/15/13 5         $   1,300,000   $     1,332,500
----------------------------------------------------------------------------------------------
HCA, Inc.:
7.875% Sr. Nts., 2/1/11                                            1,000,000         1,098,192
8.75% Sr. Nts., 9/1/10                                             2,000,000         2,286,490
----------------------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                                2,000,000         1,895,000
10.75% Sr. Unsec. Sub. Nts., 10/1/08                                 147,000           152,145
----------------------------------------------------------------------------------------------
InSight Health Services Corp., 9.875% Sr. Sub. Nts., 11/1/11       2,000,000         2,150,000
----------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375% Sr. Unsec. Nts.,
Series A, 11/15/08                                                 4,435,654         4,779,417
----------------------------------------------------------------------------------------------
Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B,
8/15/12                                                            3,200,000         3,648,000
----------------------------------------------------------------------------------------------
National Nephrology Assn., 9% Sr. Sub. Nts., 11/1/11 5               650,000           747,500
----------------------------------------------------------------------------------------------
NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts., 12/1/12              4,100,000         4,540,750
----------------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc., 10.75% Sr. Unsec. Unsub.
Nts., 6/1/09                                                       2,207,000         2,527,015
----------------------------------------------------------------------------------------------
Quintiles Transnational Corp., 10% Sr. Sub. Nts., 10/1/13          1,900,000         1,890,500
----------------------------------------------------------------------------------------------
Rotech Healthcare, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/12        2,400,000         2,574,000
----------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., 10.75% Sr. Unsec. Sub. Nts.,
7/1/08                                                             5,400,000         6,027,750
----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                                           3,350,000         2,948,000
7.375% Nts., 2/1/13                                                  147,000           133,770
9.875% Sr. Nts., 7/1/14 5                                          2,125,000         2,172,813
----------------------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                               3,200,000         3,240,000
7% Sr. Sub. Nts., 11/15/13                                         5,110,000         4,880,050
----------------------------------------------------------------------------------------------
US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12                    1,000,000         1,185,000
----------------------------------------------------------------------------------------------
Vicar Operating, Inc., 9.875% Sr. Sub. Nts., 12/1/09               4,000,000         4,420,000
                                                                               ---------------
                                                                                    69,789,735

----------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%
aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10                         1,400,000         1,176,000
----------------------------------------------------------------------------------------------
Valeant Pharmaceuticals International, Inc., 7% Sr. Nts.,
12/15/11 5                                                         2,900,000         2,842,000
                                                                               ---------------
                                                                                     4,018,000

----------------------------------------------------------------------------------------------
INDUSTRIALS--10.2%
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts.,
5/15/11                                                            2,400,000         2,604,000
----------------------------------------------------------------------------------------------
Argo-Tech Corp., 9.25% Sr. Nts., 6/1/11 5                          1,800,000         1,863,000
----------------------------------------------------------------------------------------------
BE Aerospace, Inc.:
8% Sr. Unsec. Sub. Nts., Series B, 3/1/08                          2,900,000         2,711,500
8.50% Sr. Unsec. Nts., 10/1/10                                     1,100,000         1,163,250
8.875% Sr. Unsec. Sub. Nts., 5/1/11                                  147,000           137,445
9.50% Sr. Unsec. Sub. Nts., 11/1/08                                1,000,000           970,000
----------------------------------------------------------------------------------------------
K&F Industries, Inc., 9.625% Sr. Unsec. Sub. Nts., 12/15/10          700,000           770,875

                        26 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE Continued
L-3 Communications Holdings, Inc., 7.625% Sr. Sub. Nts.,
6/15/12                                                        $   1,200,000   $     1,272,000
----------------------------------------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts., 12/15/12              1,900,000         2,099,500
----------------------------------------------------------------------------------------------
TD Funding Corp., 8.375% Sr. Sub. Nts., 7/15/11                    2,800,000         2,856,000
----------------------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                                           1,517,000         1,718,003
11% Sr. Sub. Nts., 2/15/13                                         1,299,000         1,539,315
----------------------------------------------------------------------------------------------
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11 5           1,050,000         1,002,750
                                                                               ---------------
                                                                                    20,707,638

----------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%
Atlas Air, Inc., 9.375% Sr. Unsec. Nts., 11/15/06 3,4              3,650,000         1,733,750
----------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07 1         2,000,000         2,045,000
                                                                               ---------------
                                                                                     3,778,750

----------------------------------------------------------------------------------------------
AIRLINES--0.4%
ATA Holdings Corp.:
0%/12.125% Sr. Unsec. Nts., 6/15/10 5,7                            2,000,000         1,290,000
13% Sr. Unsec. Nts., 2/1/09                                        6,720,000         4,737,600
                                                                               ---------------
                                                                                     6,027,600

----------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.4%
Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12           1,500,000         1,672,500
----------------------------------------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts., 7/1/10                 1,944,000         2,089,800
----------------------------------------------------------------------------------------------
Nortek, Inc., 9.875% Sr. Unsec. Sub. Nts., 6/15/11 1               1,000,000         1,145,000
----------------------------------------------------------------------------------------------
North America Energy Partners, Inc., 8.75% Sr. Unsec. Nts.,
12/1/11 5                                                          1,300,000         1,293,500
                                                                               ---------------
                                                                                     6,200,800

----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.5%
Allied Waste North America, Inc.:
7.375% Sr. Unsec. Nts., 4/15/14 5                                  6,400,000         6,256,000
7.875% Sr. Nts., 4/15/13                                           2,200,000         2,310,000
8.50% Sr. Sub. Nts., 12/1/08                                       2,200,000         2,417,250
8.875% Sr. Nts., Series B, 4/1/08                                  1,700,000         1,870,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                             2,000,000         2,250,000
----------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
11/15/05 1,3,4                                                     2,500,000                --
----------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06 1,3,4           6,500,000         1,153,750
----------------------------------------------------------------------------------------------
Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09            2,500,000         2,751,490
----------------------------------------------------------------------------------------------
Coinmach Corp., 9% Sr. Nts., 2/1/10                                2,250,000         2,266,875
----------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 1        2,400,000         2,256,000
----------------------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                             1,350,000         1,370,250
9.875% Sr. Nts., 5/1/09                                            1,500,000         1,672,500

                        27 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES Continued
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub.
Nts., 8/1/07 1                                                 $   3,500,000   $     3,543,750
----------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub.
Nts., 2/15/09                                                      2,303,000         2,349,060
----------------------------------------------------------------------------------------------
Mail-Well I Corp.:
7.875% Sr. Sub. Nts., 12/1/13 5                                    3,500,000         3,202,500
9.625% Sr. Nts., 3/15/12                                           4,150,000         4,482,000
----------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                    1,500,000         1,432,500
----------------------------------------------------------------------------------------------
Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B,
11/15/09                                                           2,584,000         2,829,480
----------------------------------------------------------------------------------------------
Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09            1,700,000         1,785,000
----------------------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                    7,600,000         6,802,000
----------------------------------------------------------------------------------------------
Videotron Ltee, 6.875% Sr. Unsec. Nts., 1/15/14                    1,100,000         1,075,250
----------------------------------------------------------------------------------------------
Waste Services, Inc., 9.50% Sr. Sub. Nts., 4/15/14 5               1,350,000         1,390,500
                                                                               ---------------
                                                                                    55,466,155

----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.2%
Integrated Electrical Services, Inc.:
9.375% Sr. Sub. Nts., Series B, 2/1/09                               499,000           517,713
9.375% Sr. Sub. Nts., Series C, 2/1/09                               500,000           518,750
----------------------------------------------------------------------------------------------
URS Corp., 11.50% Sr. Unsec. Nts., 9/15/09                         1,428,000         1,645,770
                                                                               ---------------
                                                                                     2,682,233

----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09           1,050,000           918,750
----------------------------------------------------------------------------------------------
General Cable Corp., 9.50% Sr. Nts., 11/15/10                      2,200,000         2,376,000
----------------------------------------------------------------------------------------------
Riverside Forest Products Ltd., 7.875% Sr. Nts., 3/1/14 5          1,200,000         1,230,000
                                                                               ---------------
                                                                                     4,524,750

----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.7%
Great Lakes Dredge & Dock Co., 7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                                           2,100,000         1,785,000
----------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2,
8/13/10 1                                                         11,000,000         9,570,000
                                                                               ---------------
                                                                                    11,355,000

----------------------------------------------------------------------------------------------
MACHINERY--1.8%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                           1,455,000         1,753,275
----------------------------------------------------------------------------------------------
AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08                          6,000,000         6,570,000
----------------------------------------------------------------------------------------------
Manitowoc Co., Inc. (The):
7.125% Sr. Nts., 11/1/13                                             600,000           603,000
10.50% Sr. Sub. Nts., 8/1/12                                       3,350,000         3,852,500
----------------------------------------------------------------------------------------------
Milacron Escrow Corp., 11.50% Sr. Sec. Nts., 5/15/11 5             2,400,000         2,400,000
----------------------------------------------------------------------------------------------
Navistar International Corp., 7.50% Sr. Nts., 6/15/11              2,800,000         2,884,000
----------------------------------------------------------------------------------------------
NMHG Holding Co., 10% Sr. Nts., 5/15/09                            1,600,000         1,768,000
----------------------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                                  3,000,000         3,090,000

                        28 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MACHINERY Continued
Terex Corp.:
9.25% Sr. Unsec. Sub. Nts., 7/15/11                            $   3,900,000   $     4,270,500
10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11                       500,000           560,000
----------------------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr. Nts., 3/15/14 5                1,450,000         1,334,000
                                                                               ---------------
                                                                                    29,085,275

----------------------------------------------------------------------------------------------
MARINE--0.7%
CP Ships Ltd., 10.375% Sr. Nts., 7/15/12                           5,000,000         5,737,500
----------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., 12% Sr. Sec. Nts.,
7/15/05 1,3,4                                                      5,000,000         1,281,500
----------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship
Mtg. Nts., 6/30/07 1,3,4                                           5,800,000         3,416,780
----------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 3.75% Sec. Nts.,
12/31/07 5                                                         2,330,544         1,016,583
                                                                               ---------------
                                                                                    11,452,363

----------------------------------------------------------------------------------------------
ROAD & RAIL--0.5%
Kansas City Southern Railway Co. (The), 7.50% Sr. Nts.,
6/15/09                                                            2,000,000         2,010,000
----------------------------------------------------------------------------------------------
Stena AB:
7.50% Sr. Unsec. Nts., 11/1/13                                     3,093,000         3,073,669
9.625% Sr. Nts., 12/1/12                                           2,000,000         2,230,000
                                                                               ---------------
                                                                                     7,313,669

----------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.2%
Horizon Lines LLC, 9% Nts., 11/1/12 5,6                            2,300,000         2,348,875
----------------------------------------------------------------------------------------------
Worldspan LP/Worldspan Financial Corp., 9.625% Sr. Nts.,
6/15/11                                                            1,250,000         1,281,250
                                                                               ---------------
                                                                                     3,630,125

----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.8%
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts.,
1/15/07 1,3,4                                                      5,310,000         1,938,150
----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09              1,700,000         1,785,000
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08           3,000,000         3,300,000
----------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07 1,3,4                    7,500,000                --
----------------------------------------------------------------------------------------------
Sensus Metering System, Inc., 8.625% Sr. Sub. Nts.,
12/15/13 5                                                         4,200,000         4,053,000
                                                                               ---------------
                                                                                     7,353,000

----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09 1,3,4
[EUR]                                                              4,232,751           231,740
----------------------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 4/26/08                                  500,368           452,833
----------------------------------------------------------------------------------------------
NorthPoint Communications Group, Inc., 12.875% Nts.,
2/15/10 1,3                                                        1,040,900               104

                        29 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES Continued
PSINet, Inc.:
10.50% Sr. Unsec. Nts., 12/1/06 1,3,4 [EUR]                        1,000,000   $        47,906
11% Sr. Nts., 8/1/09 1,3,4                                         2,118,662           116,526
----------------------------------------------------------------------------------------------
Verado Holdings, Inc., 13% Sr. Disc. Nts., 4/15/08 1,3,4           5,000,000               500
                                                                               ---------------
                                                                                       849,609

----------------------------------------------------------------------------------------------
IT SERVICES--0.3%
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15                                       1,200,000         1,197,000
8.625% Sr. Unsec. Sub. Nts., 4/1/13                                2,400,000         2,556,000
----------------------------------------------------------------------------------------------
Titan Corp. (The), 8% Sr. Sub. Nts., 5/15/11 5                     1,400,000         1,421,000
                                                                               ---------------
                                                                                     5,174,000

----------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
AMI Semiconductor, Inc., 10.75% Sr. Unsec. Sub. Nts.,
2/1/13 1                                                           2,597,000         3,044,983
----------------------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                            2,350,000         2,238,375
9.25% Sr. Unsec. Sub. Nts., 2/15/08                                3,500,000         3,675,000
----------------------------------------------------------------------------------------------
ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                                                   2,500,000         2,681,250
                                                                               ---------------
                                                                                    11,639,608

----------------------------------------------------------------------------------------------
MATERIALS--12.2%
----------------------------------------------------------------------------------------------
CHEMICALS--4.0%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                      1,750,000         1,338,750
----------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B,
12/1/07                                                            2,000,000           820,000
----------------------------------------------------------------------------------------------
Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11           3,200,000         3,568,000
----------------------------------------------------------------------------------------------
Equistar Chemicals LP/Equistar Funding Corp.:
10.125% Sr. Unsec. Nts., 9/1/08                                      147,000           161,700
10.625% Sr. Unsec. Nts., 5/1/11                                    5,800,000         6,467,000
----------------------------------------------------------------------------------------------
Huntsman Co. LLC:
11.50% Sr. Nts., 7/15/12 5                                         3,425,000         3,484,938
11.625% Sr. Unsec. Nts., 10/15/10                                    147,000           163,170
----------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09                               9,150,000         9,378,750
13.09% Sr. Unsec. Disc. Nts., 12/31/09 10                          4,000,000         1,980,000
----------------------------------------------------------------------------------------------
Huntsman International LLC, 9.875% Sr. Nts., 3/1/09                6,100,000         6,618,500
----------------------------------------------------------------------------------------------
IMC Global, Inc.:
7.625% Bonds, 11/1/05 1                                               24,000            24,600
10.875% Sr. Unsec. Nts., 8/1/13                                      147,000           176,033
----------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/11              2,700,000         3,017,250
----------------------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09                1,800,000         1,989,000
----------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                                            147,000           153,983

                        30 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

CHEMICALS Continued
Lyondell Chemical Co.: Continued
9.50% Sr. Sec. Nts., 12/15//08                                 $     700,000   $       735,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                             4,400,000         4,620,000
9.875% Sec. Nts., Series B, 5/1/07                                 1,350,000         1,417,500
----------------------------------------------------------------------------------------------
PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08                    989,550           945,020
----------------------------------------------------------------------------------------------
Pioneer Cos., Inc., 5.086% Sr. Sec. Nts., 12/31/06 2                 313,358           297,690
----------------------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                                     5,000,000         4,950,000
10.625% Sr. Unsec. Nts., 5/15/10                                   1,597,000         1,700,805
----------------------------------------------------------------------------------------------
Resolution Performance Products LLC:
8% Sr. Sec. Nts., 12/15/09                                         1,650,000         1,720,125
13.50% Sr. Unsec. Sub. Nts., 11/15/10                              1,350,000         1,265,625
----------------------------------------------------------------------------------------------
Rockwood Specialties, Inc., 10.625% Sr. Unsec. Sub. Nts.,
5/15/11                                                              950,000         1,016,500
----------------------------------------------------------------------------------------------
Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                1,500,000         1,507,500
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07                                        2,045,678         1,943,394
11.25% Sr. Sub. Nts., 8/15/06 1,3,4                                3,000,000                --
----------------------------------------------------------------------------------------------
Westlake Chemical Corp., 8.75% Sr. Nts., 7/15/11 1                 1,300,000         1,417,000
                                                                               ---------------
                                                                                    62,877,833

----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.2%
Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B,
3/1/09 1,3,4                                                       3,500,000           682,500
----------------------------------------------------------------------------------------------
Texas Industries, Inc., 10.25% Sr. Unsec. Nts., 6/15/11            2,600,000         2,912,000
                                                                               ---------------
                                                                                     3,594,500

----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.9%
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11                                        2,800,000         3,066,000
10.875% Sr. Sec. Nts., 3/1/13                                      1,400,000         1,603,000
----------------------------------------------------------------------------------------------
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                                            3,300,000         3,547,500
9.50% Sr. Sub. Nts., 8/15/13                                       2,100,000         2,289,000
----------------------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                                 650,000           646,750
8.25% Sr. Unsec. Nts., 10/1/12                                     2,500,000         2,612,500
----------------------------------------------------------------------------------------------
MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12                     2,500,000         2,750,000
----------------------------------------------------------------------------------------------
Owens-Brockway Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                                         700,000           731,500
8.25% Sr. Unsec. Nts., 5/15/13                                     1,347,000         1,397,513
8.75% Sr. Sec. Nts., 11/15/12                                      5,400,000         5,886,000
8.875% Sr. Sec. Nts., 2/15/09                                      3,000,000         3,255,000
----------------------------------------------------------------------------------------------
Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts., 6/15/09 5,7          1,650,000         1,398,375
----------------------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14 5                       5,050,000         4,721,750

                        31 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING Continued
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                        $   2,500,000   $     2,625,000
9.25% Sr. Unsec. Nts., 2/1/08                                      1,000,000         1,097,500
9.75% Sr. Unsec. Nts., 2/1/11                                      4,000,000         4,420,000
----------------------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts., 6/15/12                 4,200,000         4,473,000
                                                                               ---------------
                                                                                    46,520,388

----------------------------------------------------------------------------------------------
METALS & MINING--3.4%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                                       147,000           133,403
7.875% Sr. Unsec. Nts., 2/15/09                                      900,000           846,000
----------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75% Sr. Nts., 7/1/13 5                 2,650,000         2,663,250
----------------------------------------------------------------------------------------------
California Steel Industries, Inc., 6.125% Sr. Nts., 3/15/14        2,000,000         1,875,000
----------------------------------------------------------------------------------------------
Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08                5,460,000         6,115,200
----------------------------------------------------------------------------------------------
IMCO Recycling, Inc., 10.375% Sr. Sec. Nts., 10/15/10              2,200,000         2,387,000
----------------------------------------------------------------------------------------------
International Utility Structures, Inc., 13% Unsec. Sub.
Nts., 2/1/08 1,3,4                                                   814,000                --
----------------------------------------------------------------------------------------------
IPSCO, Inc., 8.75% Sr. Nts., 6/1/13                                  850,000           952,000
----------------------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14 5                    5,500,000         5,692,500
----------------------------------------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12 1            2,500,000         2,750,000
----------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series
B, 10/15/06 3,4                                                    2,000,000         2,105,000
----------------------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13             2,800,000         3,080,000
----------------------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts., 11/15/10                       1,750,000         1,750,000
----------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                             6,320,000         3,191,600
----------------------------------------------------------------------------------------------
Northwest Pipeline Corp., 8.125% Sr. Nts., 3/1/10                    850,000           920,125
----------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc., 10% Sr. Nts., 7/15/09                    5,750,000         6,123,750
----------------------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B,
3/15/13                                                            2,500,000         2,543,750
----------------------------------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09                      1,500,000         1,665,000
----------------------------------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12                         700,000           782,250
----------------------------------------------------------------------------------------------
United States Steel Corp., 9.75% Sr. Nts., 5/15/10                 1,514,000         1,684,325
----------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                   1,493,000         1,713,218
----------------------------------------------------------------------------------------------
WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                         5,000,000         4,475,000
                                                                               ---------------
                                                                                    53,448,371

----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.7%
Abitibi-Consolidated, Inc., 8.55% Nts., 8/1/10                     1,250,000         1,324,290
----------------------------------------------------------------------------------------------
Appleton Papers, Inc., 8.125% Sr. Nts., 6/15/11 5                  2,250,000         2,289,375
----------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.50% Sr. Nts., 10/1/13                1,000,000         1,015,000
----------------------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04 1,3,4              11,000,000         4,097,500
----------------------------------------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11                                    3,500,000         3,885,000
9.375% Sr. Unsec. Nts., 2/1/13                                     5,400,000         6,210,000

                        32 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS Continued
Inland Fiber Group LLC, 9.625% Sr. Unsec. Nts., 11/15/07 3     $   4,000,000   $     2,020,000
----------------------------------------------------------------------------------------------
Norske Skog Canada Ltd., 7.375% Sr. Nts., 3/1/14 5                 1,500,000         1,458,750
----------------------------------------------------------------------------------------------
Tekni-Plex, Inc., 8.75% Sr. Sec. Nts., 11/15/13 5                  4,947,000         4,749,120
                                                                               ---------------
                                                                                    27,049,035

----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--10.3%
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.2%
360networks, Inc., 13% Sr. Unsec. Nts., 5/1/08 1,3,4 [EUR]         1,000,000                --
----------------------------------------------------------------------------------------------
COLO.com, Inc., 13.875% Sr. Nts., 3/15/10 1,3,4                    1,665,849               167
----------------------------------------------------------------------------------------------
Crown Castle International Corp.:
7.50% Sr. Nts., 12/1/13                                            3,950,000         3,950,000
7.50% Sr. Nts., Series B, 12/1/13                                    500,000           500,000
----------------------------------------------------------------------------------------------
Dex Media East LLC/Dex Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                                   3,000,000         3,382,500
----------------------------------------------------------------------------------------------
Dex Media West LLC/Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                                            2,100,000         2,299,500
9.875% Sr. Sub. Nts., 8/15/13                                      3,600,000         3,969,000
----------------------------------------------------------------------------------------------
Dex Media, Inc., 8% Nts., 11/15/13 5                              10,725,000        10,349,625
----------------------------------------------------------------------------------------------
IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09                550,000           596,750
----------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
9.125% Sr. Unsec. Nts., 5/1/08                                       147,000           117,233
10.50% Sr. Disc. Nts., 12/1/08                                       650,000           518,375
----------------------------------------------------------------------------------------------
MCI, Inc.:
5.908% Sr. Unsec. Nts., 5/1/07                                       743,000           722,568
6.688% Sr. Unsec. Nts., 5/1/09                                       743,000           689,133
7.735% Sr. Unsec. Nts., 5/1/14                                       637,000           571,708
----------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05 1,3,4           4,000,000           100,000
----------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.90% Unsec. Nts., 8/15/10              147,000           130,830
----------------------------------------------------------------------------------------------
Qwest Corp., 8.875% Nts., 3/15/12 5                                4,400,000         4,774,000
----------------------------------------------------------------------------------------------
Qwest Services Corp., 13.50% Nts., 12/15/10 5                     15,900,000        18,563,250
----------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.875% Sr. Disc. Nts., 4/15/09 3,4 [GBP]                        4,000,000         3,082,949
9.25% Sr. Disc. Nts., 4/15/09 3,4                                  7,300,000         3,540,500
11.25% Sr. Nts., 11/1/08 3,4                                       3,700,000         2,183,000
----------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07 1,3,4                     2,300,000                --
----------------------------------------------------------------------------------------------
Time Warner Telecom LLC/Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08                                            5,800,000         5,452,000
----------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts.,
2/1/11                                                             2,700,000         2,470,500
                                                                               ---------------
                                                                                    67,963,588

                        33 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--6.1%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 5                                      $   2,750,000   $     2,708,750
11% Sr. Unsec. Nts., 7/31/10                                         147,000           160,965
12.50% Sr. Unsec. Nts., 2/1/11                                     2,200,000         2,453,000
----------------------------------------------------------------------------------------------
American Cellular Corp., 10% Sr. Nts., Series B, 8/1/11            7,150,000         6,202,625
----------------------------------------------------------------------------------------------
American Tower Corp., 7.50% Sr. Nts., 5/1/12 5                     5,350,000         5,202,875
----------------------------------------------------------------------------------------------
American Tower Escrow Corp., 12.25% Sr. Sub. Disc. Nts.,
8/1/08 10                                                          4,300,000         3,160,500
----------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr. Unsec. Disc. Nts.,
10/1/07 1,3,4                                                      9,220,000                --
----------------------------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
Communications Corp., 10.125% Sr. Nts., 6/15/13                    7,350,000         7,625,625
----------------------------------------------------------------------------------------------
Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11          2,000,000         2,250,000
----------------------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                                           6,347,000         4,855,455
10.875% Sr. Unsec. Nts., 7/1/10                                    5,700,000         4,930,500
----------------------------------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10 3,4,7            1,350,000           735,750
----------------------------------------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10 1,3,4,7                   4,500,000           652,500
12.50% Sr. Nts., 4/15/10 1,3,4                                     2,900,000           514,750
----------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
7.375% Sr. Nts., 8/1/15                                            3,460,000         3,511,900
9.50% Sr. Unsec. Nts., 2/1/11                                      7,250,000         8,156,250
----------------------------------------------------------------------------------------------
Nextel Partners, Inc., 8.125% Sr. Nts., 7/1/11                     2,150,000         2,203,750
----------------------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12 5                                     2,100,000         2,157,750
9.625% Sr. Sub. Nts., Series B, 5/15/08                            3,000,000         2,850,000
9.75% Sr. Sub. Nts., 1/15/10                                       3,447,000         3,145,388
9.875% Sr. Nts., 2/1/10                                            3,900,000         3,890,250
----------------------------------------------------------------------------------------------
SBA Communications Corp., 10.25% Sr. Unsec. Nts., 2/1/09           6,900,000         7,107,000
----------------------------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 5,7                              5,047,000         3,760,015
----------------------------------------------------------------------------------------------
Triton PCS, Inc.:
8.50% Sr. Unsec. Nts., 6/1/13                                      2,600,000         2,470,000
8.75% Sr. Unsec. Sub. Nts., 11/15/11                                 497,000           412,510
9.375% Sr. Unsec. Sub. Nts., 2/1/11                                1,800,000         1,548,000
----------------------------------------------------------------------------------------------
UbiquiTel Operating Co., 9.875% Sr. Nts., 3/1/11 5                 4,200,000         4,221,000
----------------------------------------------------------------------------------------------
US Unwired, Inc.:
0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09 7         5,850,000         5,908,500
10% Sr. Sec. Nts., 6/15/12                                         1,625,000         1,649,375
----------------------------------------------------------------------------------------------
Western Wireless Corp., 9.25% Sr. Unsec. Nts., 7/15/13             2,197,000         2,273,895
                                                                               ---------------
                                                                                    96,718,878

                        34 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

UTILITIES--6.7%
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.3%
AES Corp. (The):
5.22% Nts., 1/1/15 [GBP]                                             268,000   $       486,018
6.22% Nts., 1/1/20 [GBP]                                              50,000            90,675
8.375% Sr. Unsec. Unsub. Nts., 3/1/11 [GBP]                        2,500,000         4,290,060
8.75% Sr. Sec. Nts., 5/15/13 5                                     2,700,000         2,905,875
10% Sec. Nts., 7/15/05 5                                           1,716,488         1,763,692
----------------------------------------------------------------------------------------------
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12 5              147,000           146,081
----------------------------------------------------------------------------------------------
Allegheny Energy, Inc., 7.75% Nts., 8/1/05                         1,350,000         1,404,000
----------------------------------------------------------------------------------------------
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series
B, 12/15/09                                                          795,637           871,223
----------------------------------------------------------------------------------------------
Calpine Corp.:
7.625% Sr. Nts., 4/15/06                                          10,850,000         9,602,250
8.75% Sr. Nts., 7/15/07                                            2,800,000         2,002,000
8.75% Sr. Sec. Nts., 7/15/13 5                                     1,700,000         1,402,500
9.875% Sr. Sec. Nts., 12/1/11 5                                    2,900,000         2,479,500
----------------------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                            1,147,000         1,147,000
7.75% Sr. Nts., 8/1/10 5                                           1,400,000         1,400,000
9.875% Sr. Unsec. Nts., 10/15/07                                   4,000,000         4,330,000
----------------------------------------------------------------------------------------------
CMS Energy X-TRAS Pass-Through Trust I, 7% Sr. Unsec.
Pass-Through Certificates, 1/15/05                                 1,300,000         1,313,000
----------------------------------------------------------------------------------------------
Edison Mission Energy, 10% Sr. Unsec. Nts., 8/15/08                  275,000           294,938
----------------------------------------------------------------------------------------------
Midwest Generation LLC, 8.75% Sr. Sec. Nts., 5/1/34 5              8,100,000         8,221,500
----------------------------------------------------------------------------------------------
Mirant Americas Generation LLC, 8.30% Sr. Unsec. Nts.,
5/1/11 3,4                                                         1,300,000           981,500
----------------------------------------------------------------------------------------------
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.:
7.375% Sr. Sec. Nts., 9/1/10 5                                     3,350,000         3,350,000
8.50% Sr. Sec. Nts., 9/1/10                                        1,300,000         1,381,250
----------------------------------------------------------------------------------------------
NRG Energy, Inc., 8% Sr. Sec. Nts., 12/15/13 5                     7,600,000         7,714,000
----------------------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                                       4,997,000         5,359,283
9.50% Sr. Sec. Nts., 7/15/13                                       4,750,000         5,141,875
----------------------------------------------------------------------------------------------
Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/15/07                  503,000           575,480
                                                                               ---------------
                                                                                    68,653,700

----------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
8.875% Sr. Unsec. Nts., Series B, 5/20/11                            750,000           802,500
----------------------------------------------------------------------------------------------
SEMCO Energy, Inc.:
7.125% Sr. Nts., 5/15/08                                           1,100,000         1,133,000
7.75% Sr. Nts., 5/15/13                                            1,100,000         1,138,500
                                                                               ---------------
                                                                                     3,074,000

                        35 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER--2.1%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A, 11/30/19      $   3,352,781   $     3,495,274
----------------------------------------------------------------------------------------------
Aquila, Inc., 7% Sr. Unsec. Nts., 7/15/04                            850,000           848,938
----------------------------------------------------------------------------------------------
Calpine Canada Energy Finance ULC, 8.50% Sr. Unsec. Nts.,
5/1/08                                                             4,647,000         3,090,255
----------------------------------------------------------------------------------------------
Consumers Energy Co.:
6.25% Nts., 9/15/06                                                1,100,000         1,156,252
6.375% Sr. Sec. Nts., 2/1/08                                         800,000           849,356
7.375% Nts., 9/15/23                                               1,600,000         1,631,418
----------------------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                              9,150,000         7,926,188
8.75% Sr. Nts., 2/15/12                                            4,647,000         4,437,885
10.125% Sr. Sec. Nts., 7/15/13 5                                   6,200,000         6,742,500
----------------------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625% Sec. Pass-Through
Certificates, Series A, 6/30/12                                    2,428,739         2,503,119
                                                                               ---------------
                                                                                    32,681,185

----------------------------------------------------------------------------------------------
WATER UTILITIES--0.1%
National Waterworks, Inc., 10.50% Sr. Unsec. Sub. Nts.,
Series B, 12/1/12                                                  1,400,000         1,561,000
                                                                               ---------------
Total Corporate Bonds and Notes (Cost $1,377,750,897)                            1,367,019,097

                                                                      SHARES
----------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%
----------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg. 1,4,8           110,146             1,101
----------------------------------------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg. 1,4              140,000         6,755,000
----------------------------------------------------------------------------------------------
Dobson Communications Corp., 6% Cv., Series F (converts into
Dobson Communications Corp., Cl. A common stock), Non-Vtg.             2,800           273,123
----------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable,
Non-Vtg. 1,4,8                                                         3,738               374
----------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
Series B, Non-Vtg. 1,4                                                28,000         2,457,000
----------------------------------------------------------------------------------------------
Focal Communications Corp., Cv., Series A 1,4                         11,480           115,948
----------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg. 1,4,8                    1                --
----------------------------------------------------------------------------------------------
McLeodUSA, Inc., 2.50% Cv., Series A 4                                 6,516            16,948
----------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
Exchangeable, Non-Vtg. 1,4,8                                          96,993                --
----------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series
A 1,4,8                                                              124,999           249,998
----------------------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. 4,8                                                            1             8,059
14.25% Cum. Jr. Exchangeable, Non-Vtg. 8                                 864         7,592,381
----------------------------------------------------------------------------------------------
PTV, Inc., 10% Cum., Series A, Non-Vtg.                                  197             1,507
----------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg. 4,8             6,236         5,285,010
----------------------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust, 12% Non-Cum.,
Series A 1                                                            26,250         3,839,063
----------------------------------------------------------------------------------------------
Ziff Davis Holdings, Inc., 10%, Series E-1 1,4                           168             4,116
                                                                               ---------------
Total Preferred Stocks (Cost $38,243,305)                                           26,599,628

                        36 | OPPENHEIMER HIGH YIELD FUND

                                                                                         VALUE
                                                                      SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------

COMMON STOCKS--0.9%
----------------------------------------------------------------------------------------------
AboveNet, Inc. 4                                                       5,710   $       165,590
----------------------------------------------------------------------------------------------
AES Drax Group Ltd. 4                                                 50,000            35,091
----------------------------------------------------------------------------------------------
Aurora Foods, Inc., Equity Trust Interests 1,4                           963         1,249,063
----------------------------------------------------------------------------------------------
Classic Cable, Inc. 4                                                  6,613                --
----------------------------------------------------------------------------------------------
Conseco, Inc. 4                                                       46,622           927,778
----------------------------------------------------------------------------------------------
Covad Communications Group,Inc. 4                                    132,227           317,345
----------------------------------------------------------------------------------------------
Dobson Communications Corp., Cl. A 4                                 180,219           587,514
----------------------------------------------------------------------------------------------
Equinix, Inc. 4                                                          277             9,401
----------------------------------------------------------------------------------------------
Globix Corp. 4                                                        80,275           232,798
----------------------------------------------------------------------------------------------
Horizon Natural Resources Co. 1,4                                     93,333                --
----------------------------------------------------------------------------------------------
ICG Communications, Inc. 4                                             3,590             1,616
----------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. 1,4                           168,429            87,583
----------------------------------------------------------------------------------------------
Magellan Health Services, Inc. 4                                      70,584         2,361,035
----------------------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                              3,772           127,682
----------------------------------------------------------------------------------------------
MCI, Inc. 4                                                           24,441           352,684
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. A 4                              194             4,679
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B 4                           46,547         1,121,363
----------------------------------------------------------------------------------------------
Orbital Sciences Corp. 4                                              14,063           194,210
----------------------------------------------------------------------------------------------
Pioneer Cos., Inc. 4                                                  63,991           454,976
----------------------------------------------------------------------------------------------
Polymer Group, Inc., Cl. A 4                                           8,124           106,424
----------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc. 1,4                                    1,688,400                --
----------------------------------------------------------------------------------------------
Prandium, Inc. 4,11                                                  459,132            25,252
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc. 4                                             3,987            97,682
----------------------------------------------------------------------------------------------
TVMAX Holdings, Inc. 1,4                                              30,000           132,750
----------------------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 4                                       739,372         5,367,841
----------------------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 1,4                                     13,172            16,136
----------------------------------------------------------------------------------------------
WRC Media Corp. 1,4                                                    9,471               189
----------------------------------------------------------------------------------------------
XO Communications, Inc. 4                                             16,729            69,425
                                                                               ---------------
Total Common Stocks (Cost $34,280,150)                                              14,046,107

                                                                       UNITS
----------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------
AboveNet, Inc. Wts.:
Exp. 9/8/08 1,4                                                        2,403            29,085
Exp. 9/8/10 1,4                                                        2,828            32,299
----------------------------------------------------------------------------------------------
American Tower Corp. Wts., Exp. 8/1/08 1,4                             4,300           819,150
----------------------------------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 5/1/05 1,4                                                       22,514            65,029
Exp. 9/1/04 4                                                         32,054             2,355

                        37 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                         VALUE
                                                                       UNITS        SEE NOTE 1
----------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES Continued
----------------------------------------------------------------------------------------------
Citigroup, Inc. Wts., Exp. 12/31/50 4                                107,699   $        93,698
----------------------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 1,4                                  2,000                20
----------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 1,4                       3,330                --
----------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08 1,4                   8,200                82
----------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 1,4                 4,000                --
----------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08 1,4                               7,500                --
----------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05 1,4                    2,575                26
----------------------------------------------------------------------------------------------
Focal Communications Corp. Wts.:
Exp. 6/19/06 1,4                                                       4,502            16,207
Exp. 6/19/08 4                                                        22,510                --
----------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 1,4                               1,445               195
----------------------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp. 10/1/10 1,4                               6,300                --
----------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05 1,4                       50,820               508
----------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. Wts.:
Exp. 5/16/06 1,4                                                      42,243               422
Exp. 5/16/06 1,4                                                          63                --
----------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,4                                   7,055                --
----------------------------------------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,4                                      3,750                38
----------------------------------------------------------------------------------------------
Leap Wireless International, Inc. Wts., Exp. 4/15/10 1,4               3,500                --
----------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08 1,4               2,800                --
----------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07 1,4               3,910                39
----------------------------------------------------------------------------------------------
McLeodUSA, Inc. Wts., Exp. 4/16/07 4                                  14,440             2,022
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. A Wts., Exp.
5/1/05 4                                                               8,619            79,778
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B Wts., Exp.
5/1/08 4                                                              14,365           126,963
----------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 1,4                     6,400                64
----------------------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,4                                    5,000                50
----------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 4                           100,000            85,000
----------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/30/05 1,4                           49,120                --
----------------------------------------------------------------------------------------------
Republic Technologies International LLC Wts., Exp.
7/15/09 1,4                                                            1,200                 1
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts., Exp. 12/19/08 1,4                       6,474             9,387
----------------------------------------------------------------------------------------------
Telergy, Inc. Wts., Exp. 9/25/10 1,4                                   8,078                --
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. A Wts., Exp. 1/16/10 4                   33,465            50,198
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. B Wts., Exp. 1/16/10 4                   25,098            26,353
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. C Wts., Exp. 1/16/10 4                   25,098            17,945
----------------------------------------------------------------------------------------------
Ziff Davis Holdings, Inc. Wts., Exp. 8/12/12 1,4                      30,800            15,400
                                                                               ---------------
Total Rights, Warrants and Certificates (Cost $1,697,265)                            1,472,314

                        38 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

STRUCTURED NOTES--3.3%
----------------------------------------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X NA High Yield T3 Credit
Linked Nts., 8%, 3/25/09 5                                     $  53,700,000   $    52,189,688
----------------------------------------------------------------------------------------------
Parametric RE Ltd. Catastrophe Linked Nts.,
5.85%,11/19/07 2,5                                                 1,000,000         1,038,510
                                                                               ---------------
Total Structured Notes (Cost $54,700,000)                                           53,228,198

----------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--6.7%
----------------------------------------------------------------------------------------------
Undivided interest of 35.39% in joint repurchase
agreement (Principal Amount/Value $300,576,000, with a
maturity value of $300,586,019) with DB Alex Brown LLC,
1.20%, dated 6/30/04, to be repurchased at $106,383,546 on
7/1/04, collateralized by U.S. Treasury Nts., 4.875%,
2/15/12, with a value of $306,953,645 (Cost $106,380,000)        106,380,000       106,380,000
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,623,062,391)                       98.8%    1,572,730,675
----------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                          1.2        19,535,896
                                                               -------------------------------
NET ASSETS                                                             100.0%  $ 1,592,266,571
                                                               ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR   Euro

GBP   British Pound Sterling

MXN   Mexican Nuevo Peso

1. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial
Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $301,311,909 or 18.92% of the Fund's net assets as of June 30, 2004.

6. When-issued security or forward commitment to be delivered and settled after
June 30, 2004. See Note 1 of Notes to Financial Statements.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Interest or dividend is paid-in-kind.

9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended June 30, 2004. The aggregate value of securities of affiliated companies held by the Fund as of
June 30, 2004 amounts to $25,252. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                              SHARES
                            JUNE 30,       GROSS        GROSS   JUNE 30,     UNREALIZED
                                2003   ADDITIONS   REDUCTIONS       2004   DEPRECIATION
---------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Prandium, Inc.               459,132          --           --    459,132   $  5,374,748

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        39 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,617,662,391)                        $ 1,572,705,423
Affiliated companies (cost $5,400,000)                                       25,252
                                                                    ----------------
                                                                      1,572,730,675
------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                 2,572,348
------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                   30,294,977
Investments sold                                                         11,004,792
Shares of beneficial interest sold                                        1,346,825
Other                                                                        23,953
                                                                    ----------------
Total assets                                                          1,617,973,570

------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------
Bank overdraft                                                               88,534
------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $6,500,000 purchased on a
when-issued basis or forward commitment)                                 16,361,094
Shares of beneficial interest redeemed                                    4,629,171
Dividends                                                                 3,204,206
Distribution and service plan fees                                          972,055
Transfer and shareholder servicing agent fees                               220,125
Shareholder communications                                                  133,927
Trustees' compensation                                                       29,181
Other                                                                        68,706
                                                                    ----------------
Total liabilities                                                        25,706,999

------------------------------------------------------------------------------------
NET ASSETS                                                          $ 1,592,266,571
                                                                    ================

------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------
Par value of shares of beneficial interest                          $       169,841
------------------------------------------------------------------------------------
Additional paid-in capital                                            2,216,886,582
------------------------------------------------------------------------------------
Accumulated net investment loss                                          (2,518,220)
------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                           (574,512,631)
------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                (47,759,001)
                                                                    ----------------
NET ASSETS                                                          $ 1,592,266,571
                                                                    ================

                        40 | OPPENHEIMER HIGH YIELD FUND

-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,073,707,863 and 114,130,869 shares of beneficial interest
outstanding)                                                             $ 9.41
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                 $ 9.88
-------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $303,184,141 and 32,727,752 shares of beneficial interest
outstanding)                                                             $ 9.26
-------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,505,003 and 15,933,793 shares of beneficial interest
outstanding)                                                             $ 9.38
-------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,893,625 and 943,572 shares of beneficial interest
outstanding)                                                             $ 9.43
-------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $56,975,939 and 6,105,170 shares of beneficial
interest outstanding)                                                    $ 9.33

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        41 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2004
------------------------------------------------------------------------------

------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                        $ 150,708,466
------------------------------------------------------------------------------
Dividends                                                           1,438,711
------------------------------------------------------------------------------
Portfolio lending fees                                                178,988
                                                                --------------
Total investment income                                           152,326,165

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Management fees                                                    10,492,559
------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                             2,751,432
Class B                                                             3,478,551
Class C                                                             1,665,241
Class N                                                                52,558
------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                             1,684,946
Class B                                                               547,619
Class C                                                               257,669
Class N                                                                25,145
Class Y                                                               290,355
------------------------------------------------------------------------------
Shareholder communications:
Class A                                                               209,604
Class B                                                                84,389
Class C                                                                32,483
Class N                                                                 1,927
------------------------------------------------------------------------------
Trustees' compensation                                                 52,930
------------------------------------------------------------------------------
Custodian fees and expenses                                            33,602
------------------------------------------------------------------------------
Other                                                                  81,897
                                                                --------------
Total expenses                                                     21,742,907
Less reduction to custodian expenses                                  (11,887)
Less payments and waivers of expenses                                (111,898)
                                                                --------------
Net expenses                                                       21,619,122

------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             130,707,043

                        42 | OPPENHEIMER HIGH YIELD FUND

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------
Net realized gain on:
Investments                                                      $   6,762,520
Closing of futures contracts                                            42,711
Foreign currency transactions                                          587,286
Swap contracts                                                         160,284
                                                                 -------------
Net realized gain                                                    7,552,801
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                         29,692,263
Translation of assets and liabilities denominated in foreign
currencies                                                             106,137
Swap contracts                                                       2,572,348
                                                                 -------------
Net change in unrealized appreciation (depreciation)                32,370,748

------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 170,630,592
                                                                 =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        43 | OPPENHEIMER HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                               2004              2003
-----------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------
Net investment income                                  $   130,707,043   $   132,671,921
-----------------------------------------------------------------------------------------
Net realized gain (loss)                                     7,552,801      (163,255,101)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        32,370,748       268,800,841
                                                       ----------------------------------
Net increase in net assets resulting from operations       170,630,592       238,217,661

-----------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (86,840,525)      (75,259,993)
Class B                                                    (23,983,742)      (24,005,931)
Class C                                                    (11,359,611)       (8,842,615)
Class N                                                       (757,025)         (354,824)
Class Y                                                     (4,327,419)       (3,503,240)
-----------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                             --       (10,312,510)
Class B                                                             --        (3,545,582)
Class C                                                             --        (1,335,631)
Class N                                                             --           (53,283)
Class Y                                                             --          (476,622)

-----------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                   (106,090,589)      215,493,585
Class B                                                    (78,231,133)       13,616,121
Class C                                                    (14,771,121)       44,034,511
Class N                                                        565,563         5,191,070
Class Y                                                      1,289,210        12,011,100

-----------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------
Total increase (decrease)                                 (153,875,800)      400,873,817
-----------------------------------------------------------------------------------------
Beginning of period                                      1,746,142,371     1,345,268,554
                                                       ----------------------------------
End of period (including accumulated net investment
loss of $2,518,220 and $8,198,469, respectively)       $ 1,592,266,571   $ 1,746,142,371
                                                       ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        44 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                          2004              2003           2002             2001             2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      9.15       $      8.62      $   10.20      $     11.89      $     13.06
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .73               .84            .92             1.18             1.26
Net realized and unrealized gain (loss)                .24               .47          (1.44)           (1.59)           (1.18)
                                               ---------------- ----------------------------------------------------------------
Total from investment operations                       .97              1.31           (.52)            (.41)             .08
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.71)             (.69)         (1.01)           (1.28)           (1.25)
Tax return of capital distribution                      --              (.09)          (.05)              --               --
                                               ---------------- ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.71)             (.78)         (1.06)           (1.28)           (1.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $      9.41       $      9.15      $    8.62      $     10.20      $     11.89
                                               =================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   10.90%            16.38%         (5.47)%          (3.69)%           0.71%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $ 1,073,708       $ 1,150,055      $ 858,834      $   962,017      $ 1,065,220
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $ 1,146,751       $   934,227      $ 948,097      $ 1,038,442      $ 1,125,834
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 7.80%             9.54%          9.68%           10.66%           10.12%
Total expenses                                        1.03% 3,4         1.07% 3        1.10% 3          1.00% 3          1.02% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 55%               68%            47%              33%              24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        45 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED JUNE 30,                  2004            2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    9.03       $    8.51      $   10.09      $   11.77      $   12.95
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            63             .74            .84           1.10           1.15
Net realized and unrealized gain
(loss)                                          .24             .49          (1.43)         (1.58)         (1.18)
                                          -------------------------------------------------------------------------
Total from investment operations                .87            1.23           (.59)          (.48)          (.03)
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.64)           (.62)          (.94)         (1.20)         (1.15)
Tax return of capital distribution               --            (.09)          (.05)            --             --
                                          -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.64)           (.71)          (.99)         (1.20)         (1.15)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    9.26       $    9.03      $    8.51      $   10.09      $   11.77
                                          =========================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             9.86%          15.60%         (6.23)%        (4.37)%        (0.13)%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $ 303,184       $ 372,947      $ 338,654      $ 386,309      $ 453,375
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 347,319       $ 321,200      $ 366,869      $ 414,648      $ 509,815
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          7.03%           8.81%          8.93%          9.91%          9.35%
Total expenses                                 1.80% 3,4       1.84% 3        1.86% 3        1.76% 3        1.79% 3
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          55%             68%            47%            33%            24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        46 | OPPENHEIMER HIGH YIELD FUND

CLASS C    YEAR ENDED JUNE 30,              2004            2003           2002         2001         2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $    9.13       $    8.60      $   10.18     $  11.87     $  13.04
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .66             .78            .86         1.11         1.16
Net realized and unrealized gain
(loss)                                       .23             .46          (1.45)       (1.60)       (1.18)
                                       ---------------------------------------------------------------------
Total from investment operations             .89            1.24           (.59)        (.49)        (.02)
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.64)           (.62)          (.94)       (1.20)       (1.15)
Tax return of capital distribution            --            (.09)          (.05)          --           --
                                       ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.64)           (.71)          (.99)       (1.20)       (1.15)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $    9.38       $    9.13      $    8.60     $  10.18     $  11.87
                                       =====================================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1          9.96%          15.55%         (6.08)%      (4.43)%      (0.06)%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 149,505       $ 160,713      $ 106,884     $ 90,603     $ 82,204
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 166,367       $ 120,997      $ 104,882     $ 83,776     $ 87,141
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                       7.03%           8.78%          8.75%        9.90%        9.35%
Total expenses                              1.79% 3,4       1.83% 3        1.86% 3      1.76% 3      1.79% 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       55%             68%            47%          33%          24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        47 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED JUNE 30,                 2004           2003          2002        2001 1
-------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.17       $   8.63      $  10.20      $  11.33
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                          .70            .80           .96           .41
Net realized and unrealized gain
(loss)                                         .24            .49         (1.48)        (1.13)
                                          -------------------------------------------------------
Total from investment operations               .94           1.29          (.52)         (.72)
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (.68)          (.66)        (1.00)         (.41)
Tax return of capital distribution              --           (.09)         (.05)           --
                                          -------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.68)          (.75)        (1.05)         (.41)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $   9.43       $   9.17      $   8.63      $  10.20
                                          =======================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2           10.47%         16.08%        (5.53)%       (6.43)%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $  8,894       $  8,324      $  2,396      $    146
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 10,501       $  4,827      $    799      $     46
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                         7.41%          9.14%         8.41%        11.47%
Total expenses                                1.38% 4,5      1.41% 4       1.35% 4       1.04% 4
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         55%            68%           47%           33%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        48 | OPPENHEIMER HIGH YIELD FUND

CLASS Y    YEAR ENDED JUNE 30,                  2004       2003       2002        2001        2000
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   9.09   $   8.56   $  10.14    $  11.82    $  13.02
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .73        .86        .90        1.20        1.27
Net realized and unrealized gain (loss)          .23        .45      (1.41)      (1.59)      (1.18)
                                            --------------------------------------------------------
Total from investment operations                 .96       1.31       (.51)       (.39)        .09
----------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.72)      (.69)     (1.02)      (1.29)      (1.29)
Tax return of capital distribution                --       (.09)      (.05)         --          --
                                            --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.72)      (.78)     (1.07)      (1.29)      (1.29)
----------------------------------------------------------------------------------------------------
Net asset value, end of period              $   9.33   $   9.09   $   8.56    $  10.14    $  11.82
                                            ========================================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             10.80%     16.51%     (5.37)%     (3.57)%      0.85%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 56,976   $ 54,102   $ 38,500    $ 60,244    $ 54,117
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 56,276   $ 43,178   $ 44,583    $ 56,669    $ 54,022
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           7.85%      9.63%      9.88%      10.72%      10.30%
Total expenses                                  1.14%      1.34%      1.01%       0.94%       0.86%
Expenses after payments and waivers
and reduction to custodian expenses             0.98%      0.98%      0.98%        N/A 3       N/A 3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           55%        68%        47%         33%         24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        49 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Yield Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc.
(the Manager), believes do not involve undue risk.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board

                        50 | OPPENHEIMER HIGH YIELD FUND

of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of June 30, 2004, the market value of these securities comprised 3.3% of the Fund's net assets and resulted in unrealized cumulative losses of $1,471,802.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of June 30, 2004, the Fund had purchased $6,500,000
(principal amount) of securities on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2004, securities with an aggregate market value of $40,617,863, representing 2.55% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the close of The New York Stock
Exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be

                        51 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                        52 | OPPENHEIMER HIGH YIELD FUND

                                                                 NET UNREALIZED
                                                                   DEPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
     --------------------------------------------------------------------------
     $ --                      $ --          $ 564,993,016         $ 56,709,627

1. As of June 30, 2004, the Fund had $564,993,016 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2004, details of the capital loss carryforwards were as follows:

                             EXPIRING
                             ------------------------
                             2007       $  30,649,297
                             2008          35,734,504
                             2009          57,513,604
                             2010         101,344,550
                             2011         284,056,063
                             2012          55,694,998
                                        -------------
                             Total      $ 564,993,016
                                        =============

2. During the fiscal year ended June 30, 2004, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended June 30, 2003, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended June 30, 2004, $25,763,959 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                        REDUCTION TO
                                      REDUCTION TO   ACCUMULATED NET
            REDUCTION TO PAID-IN   ACCUMULATED NET     REALIZED LOSS
            CAPITAL                INVESTMENT LOSS    ON INVESTMENTS
            --------------------------------------------------------
            $ 26,251,186               $ 2,241,528      $ 24,009,658

The tax character of distributions paid during the years ended June 30, 2004 and
June 30, 2003 was as follows:

                                          YEAR ENDED      YEAR ENDED
                                       JUNE 30, 2004   JUNE 30, 2003
            --------------------------------------------------------
            Distributions paid from:
            Ordinary income            $ 127,268,322   $ 111,966,603
            Return of capital                     --      15,723,628
                                       -----------------------------
            Total                      $ 127,268,322   $ 127,690,231
                                       =============================

                        53 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 1,632,013,017
                                               ================
              Gross unrealized appreciation    $    87,923,184
              Gross unrealized depreciation       (144,632,811)
                                               ----------------
              Net unrealized depreciation      $   (56,709,627)
                                               ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that

                        54 | OPPENHEIMER HIGH YIELD FUND

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED JUNE 30, 2004       YEAR ENDED JUNE 30, 2003
                                SHARES           AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------

CLASS A
Sold                        65,440,622   $  609,447,561    87,336,667   $  736,289,514
Dividends and/or
distributions reinvested     6,284,592       59,173,057     6,545,577       55,293,487
Redeemed                   (83,219,779)    (774,711,207)  (67,886,608)    (576,089,416)
                           ------------------------------------------------------------
Net increase (decrease)    (11,494,565)  $ (106,090,589)   25,995,636   $  215,493,585
                           ============================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                        10,475,101   $   96,503,159    15,654,941   $  130,451,578
Dividends and/or
distributions reinvested     1,439,766       13,343,552     1,761,918       14,661,070
Redeemed                   (20,508,450)    (188,077,844)  (15,888,264)    (131,496,527)
                           ------------------------------------------------------------
Net increase (decrease)     (8,593,583)  $  (78,231,133)    1,528,595   $   13,616,121
                           ============================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                         8,189,437   $   76,360,660     9,967,771   $   84,476,514
Dividends and/or
distributions reinvested       805,948        7,573,293       746,825        6,304,053
Redeemed                   (10,659,737)     (98,705,074)   (5,541,975)     (46,746,056)
                           ------------------------------------------------------------
Net increase (decrease)     (1,664,352)  $  (14,771,121)    5,172,621   $   44,034,511
                           ============================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                         1,242,698   $   11,666,882       779,085   $    6,484,742
Dividends and/or
distributions reinvested        73,083          691,810        45,571          390,759
Redeemed                    (1,279,807)     (11,793,129)     (194,820)      (1,684,431)
                           ------------------------------------------------------------
Net increase                    35,974   $      565,563       629,836   $    5,191,070
                           ============================================================

---------------------------------------------------------------------------------------
CLASS Y
Sold                         3,378,069   $   31,354,635     4,098,729   $   34,534,730
Dividends and/or
distributions reinvested       463,551        4,327,419       474,376        3,979,861
Redeemed                    (3,690,109)     (34,392,844)   (3,119,654)     (26,503,491)
                           ------------------------------------------------------------
Net increase                   151,511   $    1,289,210     1,453,451   $   12,011,100
                           ============================================================

                        55 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2004, were $843,452,975 and $1,002,543,228, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended June 30, 2004, the Fund paid
$2,704,040 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per

                        56 | OPPENHEIMER HIGH YIELD FUND

year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2004 for Class B, Class C and Class N shares were
$14,476,913, $3,525,683 and $162,918, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                  RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------------------

June 30, 2004       $ 568,298       $ 220,234       $ 983,091        $ 24,734        $ 12,196

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended June 30, 2004, OFS waived $13,981,
$4,334 $1,377, $240 and $91,966 for Class A, Class B, Class C, Class N and Class
Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized

                        57 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of June 30, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      As of June 30, 2004, the Fund had no outstanding futures contracts.

--------------------------------------------------------------------------------
7. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.

                        58 | OPPENHEIMER HIGH YIELD FUND

The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.
The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of June 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                      FIXED   FLOATING RATE
                               RATE PAID BY     RECEIVED BY
                                THE FUND AT     THE FUND AT
SWAP                NOTIONAL       JUNE 30,        JUNE 30,      FLOATING   TERMINATION     UNREALIZED
COUNTERPARTY          AMOUNT           2004            2004    RATE INDEX         DATES   APPRECIATION
------------------------------------------------------------------------------------------------------

                                                              Three-Month
Deutsche Bank                                                       LIBOR
AG              $ 36,000,000           3.19%         1.4275%         rate        3/9/09    $ 1,472,623
                                                              Three-Month
Deutsche Bank                                                       LIBOR
AG                20,000,000           4.23          1.4275          rate        3/9/14      1,099,725
                                                                                           -----------
                                                                                           $ 2,572,348
                                                                                           ===========

Index abbreviation is as follows:

LIBOR   London-Interbank Offered Rate

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of June 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30,
2004 was $75,694,134, which represents 4.75% of the Fund's net assets.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents.

                        59 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. SECURITIES LENDING Continued

The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned.
As of June 30, 2004, the Fund had no securities on loan.

                                                   Appendix A

                                                RATINGS DEFINITIONS
                                                -------------------

                    Below are  summaries of the rating  definitions  used by the nationally-recognized  rating agencies  listed below.  Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.  The  summaries  below are based upon publicly  available  information  provided by the rating organizations.

                    Moody's Investors Service, Inc. ("Moody's")

                    LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

                    Aaa: Bonds and preferred  stock rated "Aaa" are judged to be
                    the  best  quality.   They  carry  the  smallest  degree  of
                    investment risk.  Interest payments are protected by a large or  by an  exceptionally  stable  margin  and  principal  is secure.  While the various protective elements are likely to change,  the changes that can be expected are most  unlikely to impair the fundamentally strong position of such issues.

                    Aa: Bonds and preferred stock rated "Aa" are judged to be of high  quality  by all  standards.  Together  with the  "Aaa"
                    group,  they comprise what are generally known as high-grade bonds.  They are rated  lower  than the best  bonds  because margins  of  protection  may not be as large  as with  "Aaa"
                    securities or fluctuation  of protective  elements may be of greater  amplitude  or there may be other  elements  present which make the long-term  risk appear  somewhat  larger than that of "Aaa" securities.

                    A:  Bonds  and  preferred   stock  rated  "A"  possess  many
                    favorable investment  attributes and are to be considered as upper-medium grade  obligations.  Factors giving security to principal and interest are considered  adequate but elements may be present which suggest a susceptibility  to impairment some time in the future.

                    Baa:  Bonds and preferred  stock rated "Baa" are  considered medium-grade  obligations;  that is, they are neither highly
                    protected  nor  poorly   secured.   Interest   payments  and
                    principal  security  appear  adequate  for the  present  but certain  protective  elements  may  be  lacking  or  may  be characteristically unreliable over any great length of time.
                    Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

                    Ba: Bonds and preferred  stock rated "Ba" are judged to have speculative  elements.  Their  future  cannot be  considered well-assured. Often the protection of interest and principal
                    payments   may  be  very   moderate  and  thereby  not  well
                    safeguarded  during both good and bad times over the future.
                    Uncertainty of position characterizes bonds in this class.

                    B:  Bonds  and  preferred  stock  rated "B"  generally  lack characteristics  of the desirable  investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the  contract  over any long  period of time may be small.

                    Caa:  Bonds  and  preferred  stock  rated  "Caa" are of poor standing.  Such  issues  may be in  default  or there may be present  elements of danger  with  respect to  principal  or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations  which are  speculative  in a high degree.  Such
                    issues  are  often  in   default   or  have   other   marked
                    shortcomings.

                    C: Bonds and preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

                    Moody's  applies  numerical  modifiers  1, 2,  and 3 in each generic rating  classification  from "Aa" through "Caa." The modifier  "1"  indicates  that the  obligation  ranks in the higher end of its generic rating category;  the modifier "2"
                    indicates  a  mid-range   ranking;   and  the  modifier  "3"
                    indicates a ranking in the lower end of that generic  rating category.  Advanced  refunded  issues  that are  secured  by certain assets are identified with a # symbol.

                    PRIME  RATING  SYSTEM  (SHORT-TERM  RATINGS - TAXABLE  DEBT)
                    These  ratings  are  opinions  of the  ability of issuers to honor  senior  financial  obligations  and  contracts.  Such
                    obligations   generally   have  an  original   maturity  not
                    exceeding one year, unless explicitly noted.

                    Prime-1:  Issuer has a superior  ability  for  repayment  of senior short-term debt obligations.

                    Prime-2: Issuer has a strong ability for repayment of senior short-term  debt  obligations.  Earnings trends and coverage ratios,  while  sound,  may be more  subject  to  variation.
                    Capitalization  characteristics,  while appropriate,  may be
                    more  affected  by  external  conditions.   Ample  alternate
                    liquidity is maintained.

                    Prime-3:  Issuer has an acceptable  ability for repayment of
                    senior  short-term  obligations.   The  effect  of  industry
                    characteristics   and  market   compositions   may  be  more
                    pronounced.  Variability in earnings and  profitability  may
                    result  in   changes   in  the  level  of  debt   protection
                    measurements  and  may  require  relatively  high  financial leverage. Adequate alternate liquidity is maintained.

                    Not Prime:  Issuer  does not fall  within  any Prime  rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

                    o Likelihood  of  payment-capacity  and  willingness  of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                    o Nature of and provisions of the obligation; and

                    o  Protection  afforded  by, and  relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of  bankruptcy  and other laws affecting creditors' rights.

     The issue  ratings  definitions  are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy, as noted above.

                    AAA:  An  obligation  rated  "AAA" have the  highest  rating assigned by  Standard & Poor's.  The  obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

                    AA: An  obligation  rated "AA" differ from the highest rated obligations only in small degree.  The obligor's capacity to meet its  financial  commitment  on the  obligation  is very strong.

                    A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions  than  obligations  in  higher-rated  categories.
                    However,  the  obligor's  capacity  to  meet  its  financial commitment on the obligation is still strong.

                    BBB: An obligation rated "BBB" exhibit  adequate  protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the  obligor  to meet  its  financial  commitment  on the obligation.

BB, B, CCC, CC, and C

                    An obligation  rated `BB',  `B',  `CCC',  `CC',  and `C' are regarded as having significant speculative  characteristics.
                    `BB' indicates the least degree of  speculation  and `C' the highest.  While  such  obligations  will  likely  have  some
                    quality  and  protective   characteristics,   these  may  be
                    outweighed  by large  uncertainties  or major  exposures  to adverse conditions.

                    BB:  An  obligation   rated  "BB"  are  less  vulnerable  to
                    nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial,  or economic  conditions  which could lead to the
                    obligor's   inadequate   capacity  to  meet  its   financial
                    commitment on the obligation.

                    B: An obligation rated "B" are more vulnerable to nonpayment than obligations  rated "BB", but the obligor  currently has the  capacity  to  meet  its  financial  commitment  on  the
                    obligation.   Adverse  business,   financial,   or  economic
                    conditions  will  likely  impair the  obligor's  capacity or
                    willingness   to  meet  its  financial   commitment  on  the
                    obligation.

                    CCC: An obligation  rated "CCC" are currently  vulnerable to nonpayment,  and  are  dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor  is not  likely  to have  the  capacity  to meet its financial commitment on the obligation.

                    CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

                    C:  Subordinated  debt or preferred stock  obligations rated
                    "C" are currently highly  vulnerable to nonpayment.  The "C"
                    rating may be used to cover a situation  where a  bankruptcy petition  has  been  filed  or  similar  action  taken,  but payments on this obligation are being continued.  A "C" also will be assigned  to a  preferred  stock issue in arrears on dividends  or sinking fund  payments,  but that is currently paying.

                    D: An obligation rated "D" are in payment  default.  The "D"
                    rating  category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments  will be made  during  such grace  period.  The "D"
                    rating  also  will be used upon the  filing of a  bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    The  ratings  from  "AA" to  "CCC"  may be  modified  by the addition  of a plus (+) or minus  (-) sign to show  relative standing within the major rating categories.

                    c:  The  `c'   subscript  is  used  to  provide   additional
                    information  to investors  that the bank may  terminate  its obligation  to  purchase  tendered  bonds  if the  long-term credit  rating of the  issuer  is below an  investment-grade level and/or the issuer's bonds are deemed taxable.

                    p: The letter `p' indicates that the rating is  provisional.
                    A provisional  rating assumes the  successful  completion of the project  financed by the debt being rated and  indicates that  payment  of debt  service  requirements  is largely or entirely dependent upon the successful, timely completion of the project. This rating,  however,  while addressing credit quality  subsequent to  completion of the project,  makes no comment on the  likelihood  of or the risk of  default  upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                    Continuance  of the ratings is  contingent  upon  Standard &
                    Poor's  receipt of an executed copy of the escrow  agreement or closing  documentation  confirming  investments  and cash flows.

                    r: The `r' highlights derivative,  hybrid, and certain other obligations  that Standard & Poor's  believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities  with  principal  or interest  return  indexed to equities,  commodities,  or  currencies;  certain  swaps and
                    options;  and  interest-only  and  principal-only   mortgage
                    securities. The absence of an `r' symbol should not be taken
                    as  an  indication   that  an  obligation  will  exhibit  no
                    volatility or variability in total return.

N.R. Not rated.

                    Debt  obligations  of issuers  outside the United States and its  territories  are  rated on the same  basis as  domestic corporate  and  municipal  issues.  The ratings  measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

                    Under  present  commercial  bank  regulations  issued by the
                    Comptroller  of the  Currency,  bonds  rated in the top four categories  (`AAA',  `AA',  `A',  `BBB',  commonly  known as investment-grade ratings) generally are regarded as eligible for  bank  investment.  Also,  the  laws of  various  states governing legal  investments  impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

                    Short-term   ratings   are   generally   assigned  to  those
                    obligations considered short-term in the relevant market. In the  U.S.,  for  example,  that  means  obligations  with an
                    original  maturity  of  no  more  than  365   days-including
                    commercial paper.

                    A-1: A  short-term  obligation  rated  "A-1" is rated in the
                    highest  category  by  Standard  &  Poor's.   The  obligor's
                    capacity to meet its financial  commitment on the obligation is strong.  Within this category,  certain  obligations  are designated  with a plus sign (+).  This  indicates  that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                    A-2: A short-term  obligation  rated "A-2" is somewhat  more
                    susceptible   to  the   adverse   effects   of   changes  in
                    circumstances  and economic  conditions than  obligations in higher rating categories. However, the obligor's capacity to
                    meet  its  financial   commitment   on  the   obligation  is
                    satisfactory.  A-3:  A  short-term  obligation  rated  "A-3"
                    exhibits adequate protection  parameters.  However,  adverse economic  conditions  or  changing  circumstances  are  more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                    B: A short-term  obligation  rated "B" is regarded as having
                    significant   speculative   characteristics.   The   obligor
                    currently has the capacity to meet its financial  commitment
                    on  the   obligation;   however,   it  faces  major  ongoing
                    uncertainties  which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

                    C: A short-term obligation rated "C" is currently vulnerable to  nonpayment  and is dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.

                    D: A short-term  obligation rated "D" is in payment default.
                    The  "D"  rating  category  is  used  when  payments  on  an obligation  are  not  made  on  the  date  due  even  if the applicable  grace period has not expired,  unless Standard &
                    Poor's  believes that such payments will be made during such grace  period.  The "D"  rating  also  will be used upon the filing of a  bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:

                    A Standard  & Poor's  note  rating  reflects  the  liquidity factors and market  access risks unique to notes.  Notes due in three  years or less will likely  receive a note  rating.
                    Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

                    o  Amortization   schedule-the  larger  the  final  maturity
                    relative  to other  maturities,  the more  likely it will be treated as a note; and

                    o Source of  payment-the  more dependent the issue is on the market  for its  refinancing,  the  more  likely  it will be treated as a note.

                    SP-1:  Strong  capacity to pay principal  and  interest.  An issue with a very  strong  capacity  to pay debt  service is given a (+) designation.

                    SP-2:  Satisfactory  capacity to pay principal and interest, with some  vulnerability  to adverse  financial and economic changes over the term of the notes.

                    SP-3: Speculative capacity to pay principal and interest.

                    Fitch, Inc. International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both
                    "foreign   currency"  and  "local   currency"   ratings  are
                    internationally  comparable assessments.  The local currency rating  measures  the  probability  of  payment  within  the relevant  sovereign  state's  currency and  jurisdiction and therefore, unlike the foreign currency rating, does not take account  of the  possibility  of foreign  exchange  controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

                    AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation  of credit risk.  They are assigned  only in the case of exceptionally  strong capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be adversely  affected by foreseeable  events. AA: Very High
                    Credit  Quality.  "AA" ratings denote a very low expectation of credit  risk.  They  indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

                    A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial
                    commitments  is  considered   strong.   This  capacity  may,
                    nevertheless, be more vulnerable to changes in circumstances or in  economic  conditions  than  is the  case  for  higher ratings.

                    BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation of credit risk. The capacity for timely  payment of financial  commitments  is considered adequate,  but  adverse  changes  in  circumstances  and  in economic conditions are more likely to impair this capacity.
                    This is the lowest investment-grade category.

Speculative Grade:

                    BB:  Speculative.  "BB"  ratings  indicate  that  there is a possibility of credit risk  developing,  particularly as the result  of  adverse  economic  change  over  time.  However, business or financial alternatives may be available to allow financial  commitments to be met.  Securities  rated in this category are not investment grade.

                    B: Highly Speculative. "B" ratings indicate that significant credit  risk is  present,  but a  limited  margin  of safety remains.  Financial  commitments  are  currently  being met.
                    However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                    CCC, CC C: High Default Risk. Default is a real possibility.
                    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
                    A "CC" rating  indicates  that  default of some kind appears probable. "C" ratings signal imminent default.

                    DDD, DD, and D: Default.  The ratings of obligations in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or liquidation of the
                    obligor.   While   expected   recovery   values  are  highly
                    speculative and cannot be estimated with any precision,  the following  serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around 90%-100% of outstanding  amounts and accrued  interest.  "DD"  indicates potential  recoveries  in the range of 50%-90%,  and "D" the lowest recovery potential, i.e., below 50%.

                    Entities  rated in this category  have  defaulted on some or all of their  obligations.  Entities  rated  "DDD"  have the highest  prospect for resumption of performance or continued
                    operation with or without a formal  reorganization  process.
                    Entities  rated  "DD"  and "D" are  generally  undergoing  a formal  reorganization or liquidation  process;  those rated
                    "DD"  are  likely  to  satisfy  a  higher  portion  of their outstanding  obligations,  while  entities  rated "D" have a poor prospect for repaying all obligations.

                    Plus (+) and minus (-)  signs  may be  appended  to a rating symbol to denote  relative  status  within the major  rating categories.  Plus and minus signs are not added to the "AAA"
                    category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

                    The following  ratings scale applies to foreign currency and local  currency  ratings.  A  short-term  rating  has a time horizon of less than 12 months for most  obligations,  or up to three years for U.S. public finance securities,  and thus places greater  emphasis on the liquidity  necessary to meet financial commitments in a timely manner.

                    F1: Highest credit  quality.  Strongest  capacity for timely payment of financial  commitments.  May have an added "+" to denote any exceptionally strong credit feature.

                    F2: Good credit quality. A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

                    F3:  Fair credit  quality.  Capacity  for timely  payment of
                    financial  commitments  is  adequate.   However,   near-term
                    adverse   changes   could   result   in   a   reduction   to
                    non-investment grade.

                    B:  Speculative.  Minimal  capacity  for  timely  payment of
                    financial  commitments,   plus  vulnerability  to  near-term
                    adverse changes in financial and economic conditions.

                    C:  High  default  risk.  Default  is  a  real  possibility.
                    Capacity for meeting financial commitments is solely reliant
                    upon  a   sustained,   favorable   business   and   economic
                    environment.

                    D: Default. Denotes actual or imminent payment default.

                                                        B-1
                                                    Appendix B

                                             Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                                       C-11
                                                    Appendix C

                          OppenheimerFunds Special Sales Charge Arrangements and Waivers
                          --------------------------------------------------------------

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,  Class B or Class C shares  may be  waived.2  That is
because  of  the  economies  of  sales  efforts  realized  by   OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors.

     Not all  waivers  apply to all funds.  For  example,  waivers  relating  to
Retirement Plans do not apply to Oppenheimer  municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement  plans.
Other waivers apply only to shareholders of certain funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds,  the term  "Retirement  Plan" refers to the following  types of plans: 1)
plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2)
non-qualified  deferred  compensation plans, 3) employee benefit plans3 4) Group
Retirement Plans4 5) 403(b)(7) custodial plan accounts 6) Individual  Retirement
Accounts ("IRAs"),  including traditional IRAs, Roth IRAs, SEP-IRAs,  SARSEPs or
SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under  "Class A  Contingent  Deferred  Sales  Charge."5  This waiver provision applies to:

     |_| Purchases of Class A shares aggregating $1 million or more.

     |_| Purchases of Class A shares by a Retirement  Plan that was permitted to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7)  Custodial  Plans) that: 1) bought shares costing $500,000 or more, 2)
had at the time of purchase 100 or more eligible  employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Purchases  by  an  OppenheimerFunds-sponsored  Rollover  IRA,  if  the purchases are made:

                    1) through a broker,  dealer, bank or registered  investment
                    adviser  that  has  made  special   arrangements   with  the
                    Distributor for those purchases, or

                    2) by a direct  rollover of a distribution  from a qualified
                    Retirement Plan if the  administrator  of that Plan has made
                    special   arrangements   with  the   Distributor  for  those
                    purchases.

     |_|  Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:

     1) The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
Inc.  ("Merrill  Lynch") on a daily valuation basis for the Retirement  Plan. On the date the plan  sponsor  signs  the  record-keeping  service  agreement  with
Merrill Lynch,  the Plan must have $3 million or more of its assets  invested in
(a)  mutual  funds,  other than  those  advised  or  managed  by  Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").

     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $3 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.

     3) The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with  Merrill  Lynch  and on the  date the plan  sponsor  signs  that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager).

II.   Waivers of Class A Sales Charges of Oppenheimer Funds

                    A. Waivers of Initial and Contingent  Deferred Sales Charges
                    for Certain Purchasers.

                    Class A shares purchased by the following  investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

                    |_| The Manager or its affiliates.

                    |_|  Present or former  officers,  directors,  trustees  and
                    employees (and their "immediate  families") of the Fund, the
                    Manager and its affiliates, and retirement plans established by them for their  employees.  The term  "immediate  family"
                    refers   to   one's   spouse,    children,    grandchildren,
                    grandparents, parents, parents-in-law, brothers and sisters, sons- and  daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children,  step-parents,  etc.)
                    are included.

                    |_| Registered management investment companies,  or separate
                    accounts of insurance companies having an agreement with the
                    Manager or the Distributor for that purpose.

                    |_| Dealers or brokers that have a sales  agreement with the
                    Distributor,  if they purchase shares for their own accounts or for retirement plans for their employees.

                    |_|  Employees  and  registered  representatives  (and their
                    spouses) of dealers or brokers  described above or financial institutions that have entered into sales  arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the  Distributor at the time of purchase that the purchase  is for the  purchaser's  own  account  (or for the benefit of such employee's spouse or minor children).

                    |_|  Dealers,   brokers,   banks  or  registered  investment
                    advisors  that  have  entered  into an  agreement  with  the
                    Distributor providing  specifically for the use of shares of the Fund in particular investment products made available to their  clients.  Those  clients may be charged a transaction fee by  their  dealer,  broker,  bank  or  advisor  for  the purchase or sale of Fund shares.

                    |_|  Investment  advisors  and  financial  planners who have
                    entered  into  an  agreement   for  this  purpose  with  the
                    Distributor and who charge an advisory,  consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

                    |_| "Rabbi  trusts" that buy shares for their own  accounts,
                    if the purchases are made through a broker or agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.

                    |_| Clients of  investment  advisors or  financial  planners
                    (that have entered  into an agreement  for this purpose with the  Distributor)  who buy shares for their own accounts may also purchase  shares without sales charge but only if their accounts are linked to a master account of their  investment advisor or financial planner on the books and records of the broker,  agent or  financial  intermediary  with  which  the
                    Distributor  has made such  special  arrangements  . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

                    |_| Directors,  trustees, officers or full-time employees of
                    OpCap  Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered  into an  agreement  with the  Distributor  to sell  shares  to  defined
contribution   employee  retirement  plans  for  which  the  dealer,  broker  or investment adviser provides administration services.

     |_|  Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified  or created  under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made  through a broker,  agent or other  financial intermediary  that has made special  arrangements with the Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

     Class A shares  issued or purchased in the following  transactions  are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
distributions  reinvested from the Fund or other  Oppenheimer  funds (other than
Oppenheimer  Cash  Reserves) or unit  investment  trusts for which  reinvestment arrangements have been made with the Distributor.

     |_| Shares  purchased with the proceeds of maturing  principal units of any
Qualified Unit Investment Liquid Trust Series.

     |_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant  in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

     |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|  Involuntary  redemptions  of shares by operation of law or involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).

     |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.

              2)  To return excess contributions.

              3)  To return contributions made due to a mistake of fact.

     4) Hardship withdrawals, as defined in the plan.6

     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.

     9) Separation from service.7

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

     |_| For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

     |_| For  distributions  from retirement plans that have $10 million or more in plan  assets  and  that  have  entered  into a  special  agreement  with  the
Distributor.

     |_| For distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special agreement with the Distributor.

III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

                    The Class B, Class C and Class N contingent  deferred  sales charges  will not be applied to shares  purchased in certain types of transactions  or redeemed in certain  circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

                    The Class B, Class C and Class N contingent  deferred  sales charges  will be  waived  for  redemptions  of shares in the following cases:

                    |_|  Shares   redeemed   involuntarily,   as   described  in
                    "Shareholder  Account Rules and Policies," in the applicable
                    Prospectus.

                    |_| Redemptions  from accounts other than  Retirement  Plans
                    following  the  death or  disability  of the last  surviving shareholder.  The death or  disability  must  have  occurred after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

                    |_| The contingent  deferred sales charges are generally not
                    waived  following  the death or  disability  of a grantor or trustee for a trust account.  The contingent  deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for  which the  trustee  is also the sole  beneficiary.  The death or disability must have occurred after the account was established, and for disability you must provide evidence of
                    a  determination   of  disability  by  the  Social  Security
                    Administration.

                    |_| Distributions  from accounts for which the broker-dealer
                    of record  has  entered  into a special  agreement  with the
                    Distributor allowing this waiver.

                    |_|  Redemptions of Class B shares held by Retirement  Plans
                    whose records are maintained on a daily  valuation  basis by
                    Merrill  Lynch  or an  independent  record  keeper  under  a contract with Merrill Lynch.

                    |_|  Redemptions  of  Class C  shares  of  Oppenheimer  U.S.
                    Government  Trust from  accounts  of  clients  of  financial institutions  that have entered  into a special  arrangement with the Distributor for this purpose.

                    |_|  Redemptions  requested in writing by a Retirement  Plan
                    sponsor of Class C shares of an Oppenheimer  fund in amounts of $500,000  or more and made more than 12 months  after the
                    Retirement  Plan's first purchase of Class C shares,  if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

     |_|  Distributions8  from Retirement  Plans or other employee benefit plans for any of the following  purposes:  1) Following  the death or  disability  (as defined in the Internal  Revenue Code) of the  participant or  beneficiary.  The death or disability must occur after the  participant's  account was established in an Oppenheimer fund.

                    2) To return excess  contributions  made to a  participant's account.

                    3) To return contributions made due to a mistake of fact.

                    4) To make hardship withdrawals, as defined in the plan.9

                    5) To make distributions required under a Qualified Domestic
                    Relations  Order  or, in the case of an IRA,  a  divorce  or separation  agreement  described  in  Section  71(b)  of the
                    Internal Revenue Code.

                    6) To meet  the  minimum  distribution  requirements  of the
                    Internal Revenue Code.

                    7)  To  make  "substantially  equal  periodic  payments"  as described in Section 72(t) of the Internal Revenue Code.

                    8) For loans to participants or beneficiaries.10

                    9)  On  account  of  the   participant's   separation   from
                    service.11

                    10) Participant-directed redemptions to purchase shares of a mutual fund  (other than a fund  managed by the Manager or a subsidiary of the Manager)  offered as an investment  option
                    in  a   Retirement   Plan  if  the  plan  has  made  special
                    arrangements with the Distributor.

                    11)  Distributions  made on account of a plan termination or
                    "in-service"  distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

                    12) For distributions from a participant's  account under an
                    Automatic  Withdrawal Plan after the participant reaches age
                    59 1/2, as long as the aggregate value of the  distributions does  not  exceed  10%  of  the  account's  value,  adjusted annually.

                    13)  Redemptions  of  Class  B  shares  under  an  Automatic
                    Withdrawal Plan for an account other than a Retirement Plan, if the  aggregate  value  of the  redeemed  shares  does not exceed 10% of the account's value, adjusted annually.

                    14)  For  distributions   from  401(k)  plans  sponsored  by
                    broker-dealers  that have entered into a special arrangement with the Distributor allowing this waiver.

                    |_| Redemptions of Class B shares or Class C shares under an
                    Automatic  Withdrawal  Plan  from an  account  other  than a
                    Retirement  Plan  if the  aggregate  value  of the  redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

                    The contingent deferred sales charge is also waived on Class
                    B and Class C shares sold or issued in the following cases:

|_|      Shares sold to the Manager or its affiliates.

                    |_|  Shares  sold  to   registered   management   investment
                    companies or separate accounts of insurance companies having an agreement  with the Manager or the  Distributor  for that purpose.

|_|      Shares issued in plans of reorganization to which the Fund is a party.

                    |_| Shares  sold to present or former  officers,  directors,
                    trustees or  employees  (and their  "immediate  families" as defined above in Section I.A.) of the Fund,  the Manager and its affiliates and retirement plans  established by them for their employees.

IV.

                    Special  Sales  Charge   Arrangements  for  Shareholders  of
                    Certain  Oppenheimer  Funds Who Were  Shareholders of Former
                    Quest for Value Funds

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the Prospectus or Statement of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

          All of the funds listed above are referred to in this  Appendix as the
     "Former  Quest for Value  Funds."  The  waivers of initial  and  contingent deferred  sales charges  described in this  Appendix  apply to shares of an
     Oppenheimer fund that are either:

          |_| acquired by such shareholder  pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

          |_|  purchased  by such  shareholder  by exchange of shares of another
     Oppenheimer  fund that were  acquired  pursuant to the merger of any of the
     Former Quest for Value Funds into that other  Oppenheimer  fund on November
     24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

          |X| Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former
     Quest for Value Funds Shareholders.

          Purchases by Groups and  Associations.  The following table sets forth the initial  sales charge rates for Class A shares  purchased by members of
     "Associations"   formed  for  any  purpose   other  than  the  purchase  of
     securities.  The rates in the  table  apply if that  Association  purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

     -------------------------------------------------------------------------------------------------------------------
     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares, but those  shares are  subject  to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

          Purchases made under this arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number of members of an
     Association,  or the  sales  charge  rate that  applies  under the Right of
     Accumulation described in the applicable fund's Prospectus and Statement of
     Additional Information.  Individuals who qualify under this arrangement for reduced  sales  charge rates as members of  Associations  also may purchase shares for their  individual  or custodial  accounts at these reduced sales charge rates, upon request to the Distributor.

          |X| Waiver of Class A Sales Charges for Certain Shareholders.  Class A
     shares purchased by the following  investors are not subject to any Class A initial or contingent deferred sales charges:

          o  Shareholders  who were  shareholders  of the AMA Family of Funds on
     February  28, 1991 and who  acquired  shares of any of the Former Quest for
     Value Funds by merger of a portfolio of the AMA Family of Funds.

          o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

          |X|  Waiver of Class A  Contingent  Deferred  Sales  Charge in Certain
     Transactions.  The Class A contingent  deferred sales charge will not apply to redemptions of Class A shares  purchased by the following  investors who were shareholders of any Former Quest for Value Fund:

          Investors  who  purchased  Class A shares from a dealer that is or was not  permitted  to  receive a sales  load or  redemption  fee  imposed on a shareholder with whom that dealer has a fiduciary  relationship,  under the
     Employee  Retirement  Income Security Act of 1974 and  regulations  adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

          |X|  Waivers for  Redemptions  of Shares  Purchased  Prior to March 6,
     1995. In the following cases, the contingent  deferred sales charge will be waived  for  redemptions  of  Class  A,  Class B or  Class C  shares  of an
     Oppenheimer  fund.  The shares  must have been  acquired by the merger of a
     Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from  an
     Oppenheimer  fund that was a Former Quest for Value Fund or into which such fund merged.  Those shares must have been purchased  prior to March 6, 1995 in connection with:

          o withdrawals  under an automatic  withdrawal plan holding only either
     Class B or Class C shares if the annual  withdrawal  does not exceed 10% of the initial value of the account value, adjusted annually, and

          o liquidation  of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

          |X| Waivers for  Redemptions of Shares  Purchased on or After March 6,
     1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
     Class C shares of an  Oppenheimer  fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an  Oppenheimer  fund that was a Former  Quest For Value  Fund or into which such Former Quest for Value Fund merged.  Those shares must have been purchased  on or after March 6, 1995,  but prior to November  24,  1995:  o redemptions  following the death or disability  of the  shareholder(s)  (as evidenced  by a  determination  of  total  disability  by the  U.S.  Social
     Security Administration);  o withdrawals under an automatic withdrawal plan
     (but only for Class B or Class C shares)  where the annual  withdrawals  do not  exceed  10% of  the  initial  value  of the  account  value;  adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

          A  shareholder's  account  will be  credited  with the  amount  of any contingent  deferred  sales charge paid on the  redemption  of any Class A,
     Class B or Class C shares of the Oppenheimer fund described in this section if the  proceeds  are  invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

          V.  Special  Sales Charge  Arrangements  for  Shareholders  of Certain
     Oppenheimer  Funds Who Were  Shareholders of Connecticut  Mutual Investment
     Accounts, Inc.

               The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective  Prospectus
          (or  this  Appendix)  of the  following  Oppenheimer  funds  (each  is referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund\

          are modified as described below for those Fund  shareholders  who were  shareholders  of the following funds (referred to as the "Former
          Connecticut  Mutual Funds") on March 1, 1996,  when  OppenheimerFunds,
          Inc. became the investment  adviser to the Former  Connecticut  Mutual
          Funds:

     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

               |X|  Class  A   Contingent   Deferred   Sales   Charge.   Certain
          shareholders of a Fund and the other Former  Connecticut  Mutual Funds are  entitled  to  continue to make  additional  purchases  of Class A shares at net asset value without a Class A initial sales charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect prior to March 18, 1996 (the "prior  Class A CDSC").  Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original purchase  price of the shares  sold,  whichever  is  smaller  (in such redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

               Those  shareholders  who are  eligible for the prior Class A CDSC are:

               1) persons whose  purchases of Class A shares of a Fund and other
          Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct  purchases or  purchases  pursuant to the Fund's policies on Combined  Purchases or Rights of  Accumulation,  who still hold  those  shares in that Fund or other  Former  Connecticut  Mutual
          Funds, and

               2)  persons  whose  intended   purchases  under  a  Statement  of
          Intention  entered  into  prior to March  18,  1996,  with the  former general distributor of the Former Connecticut Mutual Funds to purchase shares  valued at  $500,000  or more over a 13-month  period  entitled those  persons to  purchase  shares at net asset value  without  being subject to the Class A initial sales charge

               Any of  the  Class  A  shares  of a Fund  and  the  other  Former
          Connecticut  Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional  shares are  purchased by those  shareholders  at net asset value pursuant to this  arrangement  they will be subject to the prior
          Class A CDSC.

               Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased  without a sales  charge,  by a person who was in one
          (or more) of the categories below and acquired Class A shares prior to
          March 18, 1996, and still holds Class A shares:

               1) any purchaser,  provided the total initial amount  invested in the Fund or any one or more of the  Former  Connecticut  Mutual  Funds totaled $500,000 or more,  including  investments made pursuant to the
          Combined Purchases,  Statement of Intention and Rights of Accumulation
          features  available  at the  time of the  initial  purchase  and  such investment  is  still  held in one or more of the  Former  Connecticut
          Mutual Funds or a Fund into which such Fund merged;

               2) any participant in a qualified  plan,  provided that the total initial amount  invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

               3)  Directors  of the  Fund  or any  one or  more  of the  Former
          Connecticut Mutual Funds and members of their immediate families;

               4)  employee  benefit  plans  sponsored  by  Connecticut   Mutual
          Financial  Services,  L.L.C.  ("CMFS"),  the prior  distributor of the
          Former Connecticut Mutual Funds, and its affiliated companies;

               5) one or more members of a group of at least 1,000  persons (and persons  who  are  retirees  from  such  group)  engaged  in a  common business,  profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

               6)  an  institution  acting  as  a  fiduciary  on  behalf  of  an
          individual  or   individuals,   if  such   institution   was  directly
          compensated by the  individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
          Funds, provided the institution had an agreement with CMFS.

               Purchases  of Class A shares  made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the  Former  Connecticut  Mutual
          Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

               In addition to the  waivers  set forth in the  Prospectus  and in this Appendix,  above,  the  contingent  deferred sales charge will be waived  for  redemptions  of Class A and  Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
          B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be  redeemed  or  exchanged  were (i)
          acquired  prior to March 18,  1996 or (ii) were  acquired  by exchange from an Oppenheimer  fund that was a Former  Connecticut  Mutual Fund.
          Additionally,  the shares of such Former  Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

     1)  by the estate of a deceased shareholder;

               2) upon the  disability of a  shareholder,  as defined in Section
          72(m)(7) of the Internal Revenue Code;

               3) for retirement  distributions  (or loans) to  participants  or beneficiaries from retirement plans qualified under Sections 401(a) or
          403(b)(7)of  the  Code,  or from  IRAs,  deferred  compensation  plans created  under  Section  457 of the Code,  or other  employee  benefit plans;

               4) as tax-free returns of excess contributions to such retirement or employee benefit plans;

               5) in whole or in part,  in  connection  with  shares sold to any state, county, or city, or any instrumentality, department, authority, or agency  thereof,  that is prohibited by applicable  investment laws from  paying a sales  charge  or  concession  in  connection  with the purchase of shares of any registered investment management company;

               6) in connection with the redemption of shares of the Fund due to a combination with another  investment  company by virtue of a merger, acquisition or similar reorganization transaction;

               7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

               8) in connection with automatic redemptions of Class A shares and
          Class B shares in certain  retirement  plan  accounts  pursuant  to an
          Automatic  Withdrawal  Plan  but  limited  to no more  than 12% of the original value annually; or

               9) as  involuntary  redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

                    VI. Special Reduced Sales Charge for Former  Shareholders of
                    Advance America Funds, Inc.

                    Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer
                    U.S. Government Trust, Oppenheimer Strategic Income Fund and
                    Oppenheimer  Capital  Income  Fund who  acquired  (and still
                    hold)   shares   of  those   funds   as  a  result   of  the
                    reorganization of series of Advance America Funds, Inc. into those  Oppenheimer  funds on October 18, 1991,  and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

                    VII.  Sales Charge Waivers on Purchases of Class M Shares of
                    Oppenheimer Convertible Securities Fund

               Oppenheimer  Convertible  Securities  Fund  (referred  to as  the
          "Fund" in this  section)  may sell  Class M shares at net asset  value without any initial  sales charge to the classes of  investors  listed below  who,  prior to March  11,  1996,  owned  shares  of the  Fund's then-existing  Class A and were  permitted to purchase those shares at net asset value without sales charge:

|_|      the Manager and its affiliates,

               |_| present or former officers, directors, trustees and employees
          (and their "immediate  families" as defined in the Fund's Statement of
          Additional  Information)  of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the  prior  investment advisor of the Fund for their employees,

               |_|  registered   management  investment  companies  or  separate
          accounts of insurance  companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,

               |_|  dealers  or  brokers  that have a sales  agreement  with the
          Distributor,  if they  purchase  shares for their own  accounts or for retirement plans for their employees,

               |_| employees and registered  representatives (and their spouses)
          of dealers or brokers  described in the preceding section or financial institutions  that have  entered  into sales  arrangements  with those
          dealers  or  brokers  (and  whose   identity  is  made  known  to  the
          Distributor)  or with  the  Distributor,  but  only  if the  purchaser certifies  to the  Distributor  at  the  time  of  purchase  that  the purchaser meets these qualifications,

               |_| dealers,  brokers, or registered investment advisors that had
          entered  into  an  agreement   with  the   Distributor  or  the  prior
          distributor of the Fund specifically  providing for the use of Class M shares of the Fund in specific  investment  products made available to their clients, and

               |_| dealers,  brokers or registered  investment advisors that had entered into an agreement with the Distributor or prior distributor of the  Fund's  shares to sell  shares to defined  contribution  employee retirement plans for which the dealer,  broker, or investment  advisor provides administrative services.

--------

               In accordance with Rule 12b-1 of the Investment  Company Act, the term "Independent  Trustees/Director"  in this Statement of Additional
          Information refers to those Trustees who are not "interested  persons"
          of the  Fund  and who do not have any  direct  or  indirect  financial interest in the  operation of the  distribution  plan or any agreement under the plan.

               1 Certain  waivers  also  apply to Class M shares of  Oppenheimer
          Convertible Securities Fund.

               2 In the  case  of  Oppenheimer  Senior  Floating  Rate  Fund,  a
          continuously-offered   closed-end   fund,   references  to  contingent
          deferred  sales charges mean the Fund's Early  Withdrawal  Charges and references to "redemptions" mean "repurchases" of shares.

               3 An  "employee  benefit  plan"  means  any plan or  arrangement, whether or not it is  "qualified"  under the  Internal  Revenue  Code, under  which  Class N  shares  of an  Oppenheimer  fund or  funds  are purchased  by a fiduciary  or other  administrator  for the account of participants  who are employees of a single  employer or of affiliated employers.  These may include, for example,  medical savings accounts, payroll  deduction  plans or similar plans.  The fund accounts must be registered  in the name of the fiduciary or  administrator  purchasing the shares for the benefit of participants in the plan.

               4 The  term  "Group  Retirement  Plan"  means  any  qualified  or non-qualified  retirement  plan for employees of a corporation or sole proprietorship,  members and employees of a partnership or association or other  organized group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with the
          Distributor and all members of the group  participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds  through  a single  investment  dealer,  broker or other financial institution  designated by the group. Such plans include 457 plans,  SEP-IRAs,  SARSEPs,  SIMPLE  plans and 403(b) plans other than plans for public school  employees.  The term "Group  Retirement Plan"
          also includes  qualified  retirement plans and non-qualified  deferred compensation  plans and IRAs that  purchase  shares of an  Oppenheimer fund or funds  through  a single  investment  dealer,  broker or other financial  institution  that has made  special  arrangements  with the
          Distributor.

               5  However,  that  concession  will not be paid on  purchases  of shares  in  amounts  of $1  million  or more  (including  any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

               6 This provision does not apply to IRAs.

               7 This provision does not apply to 403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

               8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

               9 This provision does not apply to IRAs.

               10  This  provision  does  not  apply  to  loans  from  403(b)(7)
          custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

               11 This provision does not apply to 403(b)(7)  custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer High Yield Fund

Internet Website:
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP(225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent registered public accounting firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602

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